040794














                           KILPATRICK STOCKTON, L.L.P.

                401(k) VOLUME SUBMITTER PLAN AND TRUST AGREEMENT




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                                TABLE OF CONTENTS

                                                                                                      Page
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
ARTICLE I          DEFINITIONS........................................................................... 1

ARTICLE II         ELIGIBILITY AND PARTICIPATION.........................................................18

ARTICLE III        PARTICIPANT CONTRIBUTIONS.............................................................25

ARTICLE IV         EMPLOYER CONTRIBUTIONS AND FORFEITURES................................................30

ARTICLE V          TERMINATION OF SERVICE - PARTICIPANT VESTING..........................................59

ARTICLE VI         TIME AND METHOD OF PAYMENT OF BENEFITS................................................65

ARTICLE VII        WITHDRAWALS AND LOANS.................................................................82

ARTICLE VIII       EMPLOYER ADMINISTRATIVE PROVISIONS....................................................88

ARTICLE IX         PARTICIPANT ADMINISTRATIVE PROVISIONS.................................................91

ARTICLE X          PLAN ADMINISTRATOR - DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS....................95

ARTICLE XI         TRUSTEE POWERS AND DUTIES............................................................104

ARTICLE XII        CLAIMS PROCEDURE.....................................................................117

ARTICLE XIII       PROVISIONS RELATING TO INSURANCE AND INSURANCE COMPANY...............................120

ARTICLE XIV        MISCELLANEOUS........................................................................125

ARTICLE XV         EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION............................................129

ARTICLE XVI        PARTICIPATING EMPLOYERS..............................................................136

ARTICLE XVII       QUALIFIED DOMESTIC RELATIONS ORDERS..................................................141

ARTICLE XVIII      TOP-HEAVY PLAN PROVISIONS............................................................143


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                           KILPATRICK STOCKTON, L.L.P.

                401(k) VOLUME SUBMITTER PLAN AND TRUST AGREEMENT

         Kilpatrick Stockton, L.L.P., in its capacity as Volume Submitter Plan Sponsor, establishes this Volume Submitter Plan intended to conform to and qualify under section 401 and 501 of the Internal Revenue Code of 1986, as amended. An Employer establishes a Plan and Trust under this Volume Submitter Plan by executing an Adoption Agreement. If the Employer adopts this Plan as a restated Plan in substitution for, and in amendment of, an existing plan, the provisions of this Plan, as a restated Plan, apply solely to an Employee whose employment with the Employer terminates on or after the Restated Effective Date of the Employer's Plan. If an Employee's employment with the Employer terminates prior to the Restated Effective Date, that Employee is entitled to benefits under the Plan as the Plan existed on the date of the Employee's termination of employment.


                                    ARTICLE I
                                   DEFINITIONS

         1.01   "Account"   means  the  separate   account(s)   which  the  Plan
Administrator or the Trustee maintains for a Participant under the Employer's Plan, whether attributable to Employer or Participant contributions.

         1.02 "Account Balance" means the amount standing in a Participant's Account(s) as of any date derived from both Employer contributions and Participant contributions, if any.

         1.03 "Adjustment Date" means the last day of an Employer's Plan Year. Subject to the Employer's adoption of an additional Valuation Date, provided by the Adoption Agreement Section 1.51, the Plan Administrator will make all Plan allocations for a particular Plan Year as of the Adjustment Date of that Plan Year.

         1.04 "Adoption Agreement" means the document executed by each Employer adopting this Volume Submitter Plan. The terms of this Volume Submitter Plan, as modified by the terms of an adopting Employer's Adoption Agreement, constitute a separate Plan and Trust to be construed as a single Agreement. Each elective provision of the Adoption Agreement corresponds by section reference to the section of the Plan which establishes the election.

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         1.05 "Affiliated Employer" means the Employer and any corporation which is a member of a controlled group of corporations (as defined in Code section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code section 414(m) or 414(o)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Code section 414(o).

         1.06 "Annuity Starting Date" means the first day of the first period for which the Plan pays an amount as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

         1.07 "Beneficiary" is a person or persons or legal entity designated by a Participant who is or may become entitled to a benefit under the Plan after the Participant's death. A Beneficiary who becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until the Trustee has fully distributed his benefit to him. A Beneficiary's right to (and the Plan Administrator's or Trustee's duty to provide to the Beneficiary) information or data concerning the Plan does not arise until he first becomes entitled to receive a benefit under the Plan.

         1.08 "Break in Service" means a twelve (12) consecutive month period during which a Participant completes five hundred (500) or fewer Hours of Service with the Employer (excluding, however, any period covered by an authorized leave of absence). The "twelve consecutive month period" is the same twelve (12) consecutive month period for which the Plan measures "Years of Service" under Section 1.52. For purposes of vesting, if, pursuant to Section 1.52, the Plan does not require more than 500 Hours of Service to receive credit for a Year of Service, a Participant incurs a Break of Service in a vesting computation period in which he fails to complete a Year of Service.

         1.09 "Cash or Deferred Contribution" means the contribution made to the Plan by the Employer which is subject to the election by a Participant to either receive the contribution in cash currently or to defer receipt of all or any portion of such contribution, pursuant to the terms and provisions of Section 4.02.

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         1.10  "Code" means the Internal Revenue Code of 1986, as amended.

         1.11 "Compensation" means, except as provided in the Employer's Adoption Agreement Section 1.11, the Participant's Earned Income, wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid to sales persons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses). For any Self-Employed Individual, Compensation will mean Earned Income. The Employer must elect in its Adoption Agreement Section 1.11 whether to include Elective Contributions in the definition of Compensation. "Elective Contributions" are amounts excludible from the Employee's gross income under Code sectionsection 125, 402(a)(8), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code section 401(k) arrangement (other than this Plan), a simplified employee pension plan, cafeteria plan or tax-sheltered annuity. The term "Compensation" does not include:

                  (a) Employer contributions (other than "Elective Contributions," if includible in the definition of Compensation under
         Section 1.11 of the Employer's Adoption Agreement) to a plan of deferred compensation to the extent the contributions are not includible in the gross income of the Employee for the Taxable Year in which contributed, on behalf of an Employee to a simplified employee pension plan to the extent such contributions are excludible from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed;

                  (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                  (c)  Amounts  realized  from  the  sale,   exchange  or  other
         disposition of stock acquired under a stock option described in Part II, Subchapter D, Chapter 1 of the Code; and

                  (d) Other amounts which receive special tax benefits, such as premiums for group life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee) or


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         contributions  made by the  Employer  (whether  or not  under a  salary reduction  agreement)  towards  the  purchase  of an  annuity  contract described in Code section 403(b)(whether or not the amounts are actually excludible from the gross income of the Employee), other than
         "Elective   Contributions"  if  elected  in  the  Employer's   Adoption
         Agreement Section 1.11.

         Any reference in this Plan to Compensation is a reference to the definition in this Section 1.11, unless the Plan reference specifies a modification to this definition. The Plan Administrator will take into account only Compensation paid for the relevant period. A Compensation payment includes Compensation by the Employer through another person under the common paymaster provisions in Code sectionsection 3121 and 3306.

         For Plan Years beginning after December 31, 1988, the annual Compensation of each Participant taken into account under the Plan shall not exceed $200,000. This limitation shall be adjusted by the Secretary at the same time and in the same manner as under Code section 415(d), except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effected on January 1, 1990. If the Plan determines Compensation on a period of time that contains fewer than twelve (12) calendar months, then the annual Compensation limit is an amount equal to the annual Compensation limit for the calendar year in which the Compensation period begins, multiplied by the ratio obtained by dividing the number of full months in the period by twelve (12).

         In determining the Compensation of a Participant for purposes of this limitation, the rules of Code section 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen
(19)  before  the  close  of  the  year.  If,  for a  Plan  Year,  the  combined
Compensation of the Employee and such family members who are Participants entitled to an allocation for that Plan Year exceeds the $200,000 (or adjusted) limitation, "Compensation" for each such Participant, for purposes of the contribution and allocation provisions of Article IV, means his Adjusted Compensation. "Adjusted Compensation" is the amount which bears the same ratio to the $200,000 (or adjusted) limitation as the affected Participant's Compensation (without regard to the $200,000 Compensation limitation) bears to the combined Compensation of all the affected Participants in the family unit. If the Plan uses permitted disparity, the Plan Administrator must determine the


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integration  level  of each  affected  family  member  Participant  prior to the proration of the $200,000 Compensation limitation, but the combined integration level of the affected Participants may not exceed $200,000 (or the adjusted limitation). The combined Excess Compensation of the affected Participants in the family unit may not exceed $200,000 (or the adjusted limitation) minus the affected Participants' combined integration level (as determined under the
preceding   sentence).   If  the  combined  Excess  Compensation   exceeds  this
limitation,   the  Plan  Administrator  will  prorate  the  Excess  Compensation limitation among the affected Participants in the family unit in proportion to each such individual's Adjusted Compensation minus his integration level. The Employer may elect to use a different method in determining the Adjusted
Compensation of the affected Participants by specifying the method in an addendum to the Adoption Agreement, numbered Section 1.11.

         For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Compensation means Compensation as defined in this
Section 1.11, except: (1) the Employer may elect to include or to exclude Elective Contributions, irrespective of the Employer's election in its Adoption Agreement regarding Elective Contributions; and (2) the Employer will not give effect to any elections made in the "Modifications to Compensation definition" section of Adoption Agreement Section 1.11. The Employer's election described in clause (1) must be consistent and uniform with respect to all Employees and all plans of the Employer for any particular Plan Year. The Employer, irrespective of clause (2), may elect to exclude from this nondiscrimination definition of Compensation, any items of Compensation excludible under Code section 414(s) and the applicable Treasury regulations, provided such adjusted definition conforms to the nondiscrimination requirements of those regulations.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the annual compensation limit set forth under the Omnibus Budget Reconciliation Act of 1993 ("OBRA'93"). The OBRA'93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year. If a


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determination  period  consists of fewer than twelve  (12)  months,  the OBRA'93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code section 401(a)(17) shall mean the OBRA'93 annual compensation limit set forth in this provision.

         If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA'93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA'93 annual compensation limit is $150,000.

         1.12 "Deferral Contributions" mean Salary Reduction Contributions and Cash or Deferred Contributions the Employer contributes to the Trust on behalf of an Eligible Employee, irrespective of whether, in the case of Cash or Deferred Contributions, the contribution is at the election of the Employee. Deferral Contributions are 100% Nonforfeitable at all times and are subject to the distribution restrictions described in Section 6.11.

         1.13   "Discretionary   Nonelective   Contributions"  mean  Nonelective
Contributions made to the Plan by the Employer, in its discretion, and are allocated to eligible Participants pursuant to the provisions of Section 4.05.

         1.14 "Disability" means the Participant, because of a physical or mental disability, will be unable to perform the duties of his customary position of employment (or is unable to engage in any substantial gainful activity) for an indefinite period which the Plan Administrator considers will be of long continued duration. A Participant also is disabled if he incurs the permanent loss or loss of use of a member or function of the body, or is permanently disfigured, and incurs a Separation from Service. The Plan considers a Participant disabled on the date the Plan Administrator determines the Participant satisfies the definition of Disability, based on a statement from an approved physician. The Plan Administrator will apply the provisions of this
Section 1.14 in a nondiscriminatory, consistent and uniform manner. The Employer


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may provide an alternate definition of Disability in an addendum to its Adoption
Agreement, numbered Section 1.14.

         1.15 "Early Retirement Age" and "Early Retirement Date," if any, shall be as specified in the Employer's Adoption Agreement Section 1.15. A Participant shall become fully vested upon satisfying the Early Retirement requirements provided in the Employer's Adoption Agreement if still employed by the Employer at his Early Retirement Age.

         A former Participant who terminates employment after satisfying the service requirement for Early Retirement, if any, provided in the Employer's Adoption Agreement, and who thereafter reaches the age requirement for Early Retirement, as specified in the Adoption Agreement, shall be entitled to receive his benefits under the Plan.

         1.16 "Earned Income" means net earnings from self-employment in the trade or business with respect to which the Employer has established the Plan, provided personal services of the individual are a material income-producing factor. The Plan Administrator will determine net earnings without regard to items excluded from gross income and the deductions allocable to those items. The Plan Administrator will determine net earnings after the deduction allowed to the Self-Employed Individual for all contributions made by the Employer to a qualified plan and, for Plan Years beginning after December 31, 1989, the deduction allowed to the Self-Employed under Code section 164(f) for self-employment taxes.

         1.17 "Effective Date" and "Restated Effective Date," if applicable, of this Plan are the dates specified in the Employer's Adoption Agreement Section 1.17.

         1.18 "Elective Deferrals" mean all Salary Reduction Contributions and that portion of any Cash or Deferred Contribution which the Employer contributes to the Trust at the election of an Eligible Employee. Any portion of a Cash or Deferred Contribution contributed to the Trust because of the Employee's failure to make a cash election is an Elective Deferral. However, any portion of a Cash or Deferred Contribution over which the Employee does not have a cash election is not an Elective Deferral. Elective Deferrals do not include amounts which have become currently available to the Employee prior to the election nor amounts designated as nondeductible contributions at the time of deferral or contribution.


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         1.19   "Employee"   means  any  employee   (including  a  Self-Employed
Individual) of the Employer maintaining this Plan, or of any Affiliated Employer which adopts this Plan in accordance with the terms and provisions of Section
16.01. The Employer must specify in its Adoption Agreement Section 1.19 any Employee, or class of Employees, not eligible to participate in the Plan.
Notwithstanding   anything  herein  to  the  contrary,   collectively  bargained
employees shall not be eligible to participate in the Plan. This exclusion applies to any employee of the Employer included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, unless the collective bargaining agreement requires the employee to be included within the Plan. The term "employee representatives" does not include any organization, more than half the members of which are owners, officers, or executives of the Employer. In addition, nonresident aliens who do not receive any earned income (as defined in Code section 911(d)(2)) which constitutes U.S. source income (as defined in Code section 861(a)(3)) are excluded from participation in the Plan.


         1.20 "Employee Contributions" mean contributions made by a Participant on an after-tax basis, whether voluntary or mandatory, and designated, at the time of contribution, as an employee (or nondeductible) contribution. Elective Deferrals and Deferral Contributions are not Employee Contributions. Participant nondeductible contributions, including Mandatory Contributions made pursuant to
Section 3.02 of the Plan, are Employee Contributions.

         1.21 "Employer" means the entity specified in the Adoption Agreement, any Affiliated Employer which adopts this Plan and becomes a "Participating Employer" hereunder, as defined in Section 16.01, by executing a Participation Agreement to the Employer's Adoption Agreement, and any successor which shall maintain this Plan or any predecessor which has maintained this Plan.

         1.22 "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service for the Employer; provided, however, the Employment Commencement Date of a terminated Participant who returns to employment with the Employer shall be determined in accordance with the rules for crediting prior service in Section 5.06.


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

         1.23 "Entry Date" means the date(s) specified in Section 1.23 of the Employer's Adoption Agreement on which an eligible Employee begins participating in the Plan.

         1.24 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.25 "Highly Compensated Employee" includes Highly Compensated active Employees and Highly Compensated former Employees.

         A Highly Compensated active Employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year:

                  (a) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Codesection 415(d));

                  (b) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Code section 415(d)) and was a member of the top-paid group for such year; or

                  (c) was an officer of the Employer and received Compensation during such year that is greater than fifty percent (50%) of the dollar limitation in effect under Code section 415(b)(1)(A).

         The term "Highly Compensated Employee" also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the one hundred (100) Employees who received the most Compensation from the Employer during the determination year; and (ii) Employees who are five percent (5%) owners at any time during the look-back year or determination year. The number of officers taken into account under clause (c) above will not exceed the greater of three (3) or ten percent (10%) of the total number (after application of Code section 414(q) exclusions) of Employees, but in no event more than fifty
(50) officers. If no officer has satisfied the Compensation requirement of (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

         For purposes of this Section 1.25, the determination year shall be the Plan Year and the look-back year shall be the twelve (12) month period immediately preceding the determination year. However, in accordance with Treasury regulations, the Employer may make a calendar year election to

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

determine the Highly Compensated Employees for the Plan Year. Such an election shall be made in an addendum to the Employer's Adoption Agreement, numbered
Section 1.25. If such a calendar year election is made, the look-back year shall be the calendar year ending with or within the Plan Year for which testing is being performed, and the determination year (if applicable) shall be the period of time, if any, which extends beyond the look-back year and ends on the last day of the Plan Year for which testing is being performed (the "lag period"). If the "lag period" is less than twelve months long, the dollar threshold amounts specified in (a), (b) and (c) above, shall be prorated based upon the number of months in the "lag period." The calendar year election must apply to all plans and arrangements of the Employer.

         A Highly Compensated former Employee includes any Employee who separated from Service (or was deemed to have separated from Service, as determined under Treasury regulations) prior to the determination year, performs no Service for the Employer during the determination year, and was a Highly Compensated active Employee for either the separation year or any determination year ending on or after the Employee's fifty-fifth (55th) birthday. If the former Employee's Separation from Service occurred prior to January 1, 1987, he is a Highly Compensated Employee only if he satisfied clause (a) of this Section
1.25 or received Compensation in excess of $50,000 during: (1) the year of his Separation from Service (or the prior year); or (2) any year ending after his fifty-fourth (54th) birthday.


         If an Employee is, during a determination year or look-back year, a Family Member of either a five percent (5%) owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten (10) most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the Family Member and the five percent (5%) owner or top-ten Highly Compensated Employee shall be aggregated. For purposes of determining Highly Compensated Employees, "Family Member" shall mean a spouse, lineal ascendant or descendant, or a spouse of a lineal ascendant or descendant. In such case, the Family Member and five percent (5%) owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving
Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the Family Member and five percent (5%) owner or top-ten Highly Compensated Employee. This aggregation rule applies to a Family Member even if that Family Member is a Highly Compensated Employee without family aggregation.

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

         1.26      "Hour of Service" means:

                  (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties for the Employer. The Hours of Service under this subparagraph (a) will be credited to the Employee for the computation period in which the Employee performs the duties, irrespective of when paid;

                  (b) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as leave of absence (including maternity or paternity leave), vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. No more than 501 Hours of Service will be credited under this subparagraph (b) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period). Hours of Service under this subparagraph (b) will be calculated and credited in accordance with the rules of paragraphs (b) and (c) of Labor Regulation section 2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this subparagraph
         (b); and

                  (c) Each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The same Hours of Service will not be credited both under subparagraph (a) or subparagraph (b), as the case may be, and under this subparagraph (c). Hours of Service will be credited under this subparagraph (c) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made.

         A computation period for purposes of this Section 1.26 is the Plan Year, Year of Service period, Break in Service period or other period, as determined under the Plan provision for which the Employee's Hours of Service are being measured.

         Hours of Service will be credited for employment with other members of an affiliated service group (under Code section 414(m)), a controlled group of corporations (under Code section 414(b)), or a group of trades or businesses under common control (under Code section 414(c)) of which the Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Code section 414(o). Hours of Service will also be credited for any individual considered an Employee for purposes of this Plan under Code section 414(n) or 414(o).

         The Employer must elect in its Adoption Agreement Section 1.26 the method the Plan Administrator will use in crediting an Employee with Hours of Service. For purposes of the Plan, "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer. If the Employer elects to apply an "equivalency" method, for each equivalency period for which the Employer would credit the Employee with at least one Hour of Service, the Employer will credit the Employee with: (i) ten (10) Hours of Service for a daily equivalency; (ii) forty-five (45) Hours of Service for a weekly equivalency; (iii) ninety-five (95) Hours of Service for a semimonthly payroll period equivalency; and (iv) one hundred ninety (190) Hours of Service for a monthly equivalency.

         1.27 "Leased Employee" means an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code section 414(n)(6)) on a substantially full time basis for at least one (1) year and who performs services historically performed by employees in the Employer's business field. Unless the Leased Employee is otherwise covered in a safe harbor plan as provided below, the Plan treats a Leased Employee as an Employee of the Employer for purposes of determining the number or identity of Highly Compensated Employees, and for purposes of the pension requirements of Code section 414(n)(3). If a Leased Employee is treated as an Employee by reason of this Section 1.27, "Compensation" includes Compensation from the leasing organization which is attributable to services performed for the Employer.

         The Plan does not treat a Leased Employee as an Employee if the leasing organization covers the employee in a safe harbor plan and, prior to application of this safe harbor plan exception, twenty percent (20%) or less of the Employer's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least ten percent (10%) of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the ten percent (10%) contribution on the basis of compensation as defined in Code section 415(c)(3) plus Elective Contributions (as defined in Section 1.11).

         The Plan Administrator must apply this Section 1.27 in a manner consistent with Code sectionsection 414(n) and 414(o) and the regulations thereunder. The Employer must specify in the Adoption Agreement Section 1.27 the manner in which the Plan will determine the allocation of Employer contributions and Participant forfeitures on behalf of a Participant if the Participant is a Leased Employee covered by a plan maintained by the leasing organization.

         1.28 "Limitation Year" means the twelve (12) consecutive month period specified in the Employer's Adoption Agreement Section 1.28 which applies to the limitations on allocations described in Article IV. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a new different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

         1.29 "Mandatory Contributions" mean Employee Contributions which an Employee is required to contribute to the Plan on a nondeductible basis in order to be eligible to share in the Employer's Matching Contribution.

         1.30 "Matching Contributions" mean contributions made by the Employer on account of Elective Deferrals under a Code section 401(k) arrangement or on account of Mandatory Contributions. Matching Contributions also include
Participant forfeitures allocated on account of such Elective Deferrals or Mandatory Contributions.

         1.31 "Named Fiduciary" means the person, designated as hereinafter provided, who shall be in charge of the operation and administration of the Plan.

         1.32 "Net Profit" means with respect to any Taxable Year the Employer's net income or profit for such Fiscal Year determined upon the basis of the Employer's books of account in accordance with generally accepted accounting principles, without any reduction for taxes based upon income, or for contributions made by the Employer to this Plan and any other qualified plan.

         1.33   "Nonforfeitable"   means  a   Participant's   or   Beneficiary's
unconditional claim, legally enforceable against the Plan, to the Participant's Account Balance.

         1.34  "Nonelective   Contributions"  mean  contributions  made  by  the
Employer which are not subject to a deferral election by an Employee and which are not Matching Contributions.

         1.35 "Nonhighly Compensated Employee" means any Employee who is neither a Highly Compensated Employee nor a Family Member.

         1.36 "Nontransferable Annuity" means an annuity which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or security for the performance of an obligation or for any purpose to any person other than the insurance company. If the Plan distributes an annuity contract, the contract must be a Nontransferable Annuity.

         1.37 "Normal Retirement Age" and "Normal Retirement Date" shall be as specified in the Employer's Adoption Agreement Section 1.37. A Participant shall become fully vested in his Account Balance upon his Normal Retirement Age, and shall become eligible to receive a distribution of his Account Balance upon his Normal Retirement Date.

         1.38 "Participant" is an Employee who is eligible to be and becomes a Participant in accordance with the provisions of Section 2.01 and shall have acquired either a forfeitable or Nonforfeitable interest in the Trust Fund pursuant to the provisions of the Plan.

         1.39 "Plan" means the retirement plan established or continued by the Employer in the form of this Agreement, including the Adoption Agreement under which the Employer has elected to participate in this Volume Submitter Plan. The Employer must designate the name of the Plan in the Plan Information section of its Adoption Agreement. The Plan and the Trust created by each adopting Employer is a separate Plan and a separate Trust, independent from the plan and the trust of any other employer adopting this Volume Submitter Plan. All section references within the Plan are Plan section references unless the context clearly indicates otherwise.

         1.40 "Plan Administrator" means the Named Fiduciary with authority to control and manage the operation and administration of the Plan, as designated in the Plan Information section of the Employer's Adoption Agreement. In addition to its other duties, the Plan Administrator has full responsibility for compliance with the reporting and disclosure requirements under ERISA as respects this Agreement.

         1.41 "Plan Year" means the twelve (12) consecutive month period specified in the Employer's Adoption Agreement Section 1.41. Any short initial or other Plan Year shall be designated in the Adoption Agreement.

         1.42 "Qualified Matching Contributions" mean Matching Contributions which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 6.11. Matching Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of his Years of Service taken into account under a vesting schedule. Any Matching Contributions allocated to a Participant's Qualified Matching Contributions Account under the Plan automatically satisfy the definition of Qualified Matching Contributions.

         1.43 "Qualified Nonelective Contributions" mean Nonelective Contributions which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 6.11. Nonelective Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of his Years of Service taken into account under a vesting schedule. Any Nonelective Contributions allocated to a Participant's Qualified Nonelective Contributions Account under the Plan automatically satisfy the definition of Qualified Nonelective Contributions.

         1.44 "Salary Reduction Contributions" mean the contributions made to the Plan by the Employer subject to the election by a Participant to defer receipt of all or any portion of such contribution by a reduction in his Compensation, pursuant to the terms and provisions of Section 4.02.

         1.45 "Self-Employed Individual/Owner-Employee." "Self-Employed Individual" means an individual who has Earned Income (or who would have had Earned Income but for the fact that the trade or business did not have net earnings) for the Taxable Year from the trade or business for which the Plan is established. "Owner-Employee" means a Self-Employed Individual who is the sole proprietor in the case of a sole proprietorship. If the Employer is a partnership, "Owner-Employee" means a Self-Employed Individual who is a partner and who owns more than ten percent (10%) of either the capital or profits interest of the partnership.

         1.46 "Service" means any period of time the Employee is in the employ of the Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer under a uniform, nondiscriminatory policy applicable to all Employees. "Separation from Service" means the Employee no longer has an employment relationship with the Employer maintaining this Plan.

         1.47 "Taxable Year" means the twelve (12) consecutive month period adopted by the Employer for its tax purposes, as designated in the Employer's Adoption Agreement Section 1.47. Any short initial Taxable Year shall be designated in the Adoption Agreement. If, at any time, the term "Employer" shall include more than one separate entity and all such separate entities shall not have the same fiscal year, then such fiscal year of each separate entity shall be the "Taxable Year" for each such separate entity.

         1.48 "Trust" means the legal entity created under the Employer's Plan by which the contributions to the Plan shall be received, held, invested and disbursed to or for the benefit of Plan Participants or Beneficiaries.

         1.49 "Trust Fund" means all property of every kind held or acquired by the Employer's Plan, other than incidental benefit insurance contracts, together with all income, profits or increments thereon.

         1.50 "Trustee" means the person(s), corporation, association, or combination of them, who as Trustee execute the Employer's Adoption Agreement, or any successor in office who in writing accepts the position of Trustee. The Employer must designate the Trustee in the Plan Information section of its Adoption Agreement.

         1.51 "Valuation Date" shall mean the date(s) specified in the Employer's Adoption Agreement Section 1.51 as of which Plan allocations may be made and Accounts valued, which date(s) shall be in addition to the Plan's Adjustment Date.

         1.52 "Year of Service" means any twelve consecutive month period designated in the Employer's Adoption Agreement Section 1.52 during which the Employee completes not less than the number of Hours of Service (not exceeding 1,000) specified in the Employer's Adoption Agreement. Furthermore, Years of Service completed by any Employee with any corporation, partnership, or proprietorship which is a member of a controlled group of corporations within the meaning of Code section 1563(a), determined without regard to Code sections 1563(a)(4) and 1563(e)(3)(C), or is a member of an affiliated service group with the Employer, or has adopted the Plan as a Participating Employer, in accordance with Section 16.01, shall be recognized as Years of Service with any other Employer.

                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

         2.01  ELIGIBILITY.  Each Employee  becomes a Participant in the Plan in
               -----------
accordance with the participation and Entry Date options selected by the Employer in its Adoption Agreement Sections 2.01 and 1.23, respectively, provided such Employee is still employed by the Employer on his Plan Entry Date. If this Plan is a restated Plan, each Employee who was a Participant in the Plan on the day before the Restated Effective Date continues as a Participant in the Plan, irrespective of whether he satisfies the participation conditions in the restated Plan, unless otherwise provided in the Employer's Adoption Agreement.

         2.02 YEAR OF SERVICE -  PARTICIPATION.  For  purposes of an  Employee's
              --------------------------------
participation in the Plan under Adoption Agreement Section 2.01, the Plan takes into account all of his Years of Service with the Employer, except as provided in Section 2.03. With respect to eligibility to participate, the initial eligibility computation period is the first twelve (12) consecutive month period measured from the Employment Commencement Date. The Plan measures succeeding eligibility computation periods in accordance with the option selected by the Employer in its Adoption Agreement. If the Employer elects to measure subsequent periods on a Plan Year basis, an Employee who receives credit for the required number of Hours of Service during the initial eligibility computation period and during the first applicable Plan Year will receive credit for two (2) Years of Service under Article II. For purposes of eligibility to participate, if the Employer elects a service condition under Adoption Agreement Section 2.01 based on months, the Plan does not apply any Hour of Service requirement after the completion of the first Hour of Service.

         2.03  BREAK IN SERVICE - PARTICIPATION.
               --------------------------------

                  (a) Two (2) Year Eligibility. If the Employer elects a two (2)
                      ------------------------
         Years of Service condition for eligibility purposes under Adoption Agreement Section 2.01, the Plan treats an Employee who incurs a Break in Service and who has never become a Participant as a new Employee on the date he first performs an Hour of Service for the Employer after the Break in Service.

                  (b) Suspension of Years of Service. The Employer must elect in
                      ------------------------------
         its Adoption Agreement Section 2.03 whether a Participant will incur a suspension of Years of Service after incurring a Break in Service. If this rule applies under the Employer's Plan, the Plan disregards a

         Participant's Years of Service earned prior to a Break in Service until the Participant completes another Year of Service, and the Plan suspends the Participant's participation in the Plan. If the Participant completes a Year of Service following his Break in Service, the Plan restores that Participant's pre-Break Years of Service (and the Participant resumes active participation in the Plan) retroactively to the first day of the computation period in which the Participant earns the first post-break Year of Service. The initial computation period under this Section 2.03(b) is the twelve (12) consecutive month period measured from the date the Participant first receives credit for an Hour of Service following the Break in Service. The Plan measures any subsequent periods, if necessary, in a manner consistent with the computation period selected in Adoption Agreement Section 2.02. This
         Section  2.03(b) does not affect a  Participant's  vesting credit under
         Article V and, during a suspension period, the Participant's Account continues to share fully in Trust Fund allocations under Section 10.08. Furthermore, this Section 2.03(b) will not result in the restoration of any Year of Service disregarded under the Break in Service rule of
         Section 2.03(a).

         2.04  MATERNITY OR PATERNITY LEAVE.
               ----------------------------

                  (a) Solely for purposes of determining whether an Employee has incurred a Break in Service under any provision of this Plan, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. The Plan Administrator will credit only the number (not exceeding 501) of Hours of Service necessary to prevent an Employee's Break in Service. The Plan Administrator credits all Hours of Service described in this Section 2.04 to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his absence period begins, the Plan Administrator credits these Hours of Service to the immediately following computation period. For purposes of this Section 2.04, an absence from work for maternity or paternity reasons means an absence:
         (1) by reason of the pregnancy of the individual; (2) by reason of a birth of a child of the individual; (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual; or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.


                  (b) No credit will be given for a maternity or paternity leave of absence unless the Employee furnishes the Plan Administrator with whatever timely information it may require to establish that the absence from work is for one of the reasons described in this Section 2.04, as well as whatever timely information is necessary to establish the number of days of the absence.

         2.05  STATUS  DURING  LEAVE  OF  ABSENCE.  If a  Participant  is  on an
               ----------------------------------
authorized leave of absence, including but not limited to, any leave of absence pursuant to the Family and Medical Leave Act of 1993, he shall continue to remain a Participant during such leave of absence. During an authorized leave of absence, however, no Employer contributions or Participant forfeitures, if applicable, shall be allocated to the credit of the Participant's Account, except upon the basis of such Compensation as the Participant may receive from the Employer during the leave of absence. A Participant on a leave of absence may receive credit for purposes of eligibility, vesting and allocation purposes as provided by the Family and Medical Leave Act of 1993, as determined by the Plan Administrator in its discretion. For purposes of the Plan, if a Participant does not return to the employ of the Employer on or prior to the expiration of the leave of absence, it shall be conclusively presumed that his employment was terminated as of the date of the expiration of such leave of absence. If, however, the death of such Participant occurs prior to the expiration of such leave of absence, the death benefit provided in Section 6.05 shall be payable to the Participant's designated Beneficiary.

         2.06  PARTICIPATION UPON RE-EMPLOYMENT.  A Participant whose employment
               --------------------------------
with the Employer terminates will re-enter the Plan as a Participant on the date of his re-employment, subject to the Break in Service rule, if applicable, under
Section 2.03(b). An Employee who satisfies the Plan's eligibility conditions but who terminates employment with the Employer prior to becoming a Participant will become a Participant on the later of the Entry Date on which he would have entered the Plan had he not terminated employment or the date of his re-employment, subject to the Break in Service rule, if applicable, under
Section 2.03(b). Any Employee who terminates  employment prior to satisfying the

Plan's eligibility conditions becomes a Participant in accordance with Adoption Agreement Section 2.01.

         2.07  CHANGE IN EMPLOYEE STATUS.  If a  Participant  has not incurred a
               -------------------------
Separation from Service but ceases to be eligible to participate in the Plan by reason of employment within an employment classification excluded by the
Employer under Adoption Agreement Section 1.19 (an "Excluded Employee"), the Plan Administrator must treat the Participant as an Excluded Employee during the period such a Participant is subject to the Adoption Agreement exclusion. The Plan Administrator determines a Participant's sharing in the allocation of Employer contributions and Participant forfeitures, if applicable, by disregarding his Compensation paid by the Employer for services rendered in his capacity as an Excluded Employee. However, during such period of exclusion, the Participant, without regard to employment classification, continues to receive credit for vesting under Article V for each included Year of Service, and the Participant's Account continues to share fully in Trust Fund allocations under
Section 10.08. Subject to the Break in Service rules of Section 2.03, if an Excluded Employee who is not a Participant becomes eligible to participate in the Plan by reason of a change in employment classification, he will participate in the Plan immediately if he has satisfied the eligibility conditions of
Section 2.01 and would have been a Participant had he not been an Excluded Employee during his period of Service. Furthermore, the Plan takes into account all of the Participant's included Years of Service with the Employer as an Excluded Employee for purposes of vesting credit under Article V.

         2.08 INCLUSION OF INELIGIBLE EMPLOYEE. If, in any Plan Year, any person
              --------------------------------
who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a Forfeiture (except for Deferred Compensation which shall be distributed to the ineligible person) for the Plan Year in which the discovery is made.

         2.09  ELECTION NOT TO  PARTICIPATE.  The  Employer  must specify in its
               ----------------------------
Adoption Agreement Section 2.09 whether an Employee eligible to participate, or any present Participant, may elect not to participate in the Plan. For an election to be effective for a particular Plan Year, the Employee or Participant must file the election in writing with the Plan Administrator not later than the Effective Date of the Plan, or the Adjustment Date of the Plan Year immediately preceding the Plan Year for which such election is to be effective, or at such other time or times as may be determined by the Plan Administrator in its discretion. Any such election not to participate shall remain in effect for a period not less than one (1) Plan Year. The Employer may not make a contribution under the Plan for the Employee or for the Participant for the Plan Year for which the election is effective, nor for any succeeding Plan Year, unless the Employee or Participant re-elects to participate in the Plan. After an Employee's or Participant's election not to participate has been effective for at least the minimum period prescribed above, the Employee or Participant may re-elect to participate in the Plan by filing such re-election in writing with the Plan Administrator not later than the Adjustment Date of the Plan Year immediately preceding the Plan Year for which such election is to be effective, or at such other time or times as may be determined by the Plan Administrator in its discretion. If the Employee or Participant does not re-elect to participate in the prescribed time period, it will be deemed that such Employee or Participant desires not to participate. Not more than one (1) re-election to participate shall be permitted to be made by any Employee or Participant.

         If an Employee is a Self-Employed Individual, the Employee's election (except as permitted by Treasury regulations without creating a Code section 401(k) arrangement with respect to that Self-Employed Individual) must be effective no later than the date the Employee first would become a Participant in the Plan and the election must be irrevocable.

         The Plan Administrator must furnish an Employee or a Participant any form required for purposes of an election under this Section 2.09. A Participant who elects not to participate may not receive a distribution of his Account Balance attributable either to Employer or to Participant contributions, except as provided under Article VI or under Article VII. However, for each Plan Year for which a Participant's election not to participate is effective, the Participant's Account, if any, continues to share in Trust Fund allocations under Article X. Furthermore, the Employee or the Participant receives vesting credit under Article V for each included Year of Service during the period the election not to participate is effective.

         2.10  SERVICE FOR PREDECESSOR EMPLOYER.  If the Employer  maintains the
               --------------------------------
plan of a predecessor employer, the Plan treats service of the Employee with the predecessor employer as service with the Employer. If the Employer does not maintain the plan of a predecessor employer, the Plan does not credit service with the predecessor employer, unless the Employer identifies the predecessor in its Adoption Agreement Section 2.10 and specifies the purposes for which the Plan will credit service with that predecessor employer.

         2.11  SPECIAL  RULES  FOR  OWNER-EMPLOYEES.   The   following   special
               ------------------------------------
provisions and restrictions apply to Owner-Employees:

                  (a) If the Plan provides contributions or benefits for an Owner-Employee or for a group of Owner-Employees who controls the trade or business with respect to which this Plan is established, and the Owner-Employee or group of Owner-Employees also control, as Owner-Employees, one or more other trades or businesses, plans must exist or be established with respect to all the controlled trades or businesses so that when the plans are combined they form a single plan which satisfies the requirements of Code sectionsection 401(a) and 401(d) with respect to the employees of the controlled trades or businesses.

                  (b) The Plan excludes an Owner-Employee or group of Owner-Employees if the Owner-Employee or group of Owner-Employees controls any other trade or business, unless the employees of the other controlled trade or business participate in a plan which satisfies the requirements of Code sectionsection 401(a) and 401(d). The other qualified plan must provide contributions and benefits which are not less favorable than the contributions and benefits provided for the Owner-Employee or group of Owner-Employees under this Plan, or if an Owner-Employee is covered under another qualified plan as an Owner-Employee, then the plan established with respect to the trade or business he does control must provide contributions or benefits as favorable as those provided under the most favorable plan of the trade or business he does not control.

                  (c) For purposes of subparagraphs (a) and (b) of this Section 2.11, an Owner-Employee or group of Owner-Employees controls a trade or business if the Owner-Employee or Owner-Employees together (1) own the entire interest in an unincorporated trade or business; or (2) in the case of a partnership, own more than fifty percent (50%) of either the capital interest or the profits interest in the partnership. For purposes of the preceding sentence, an Owner-Employee or group of
         Owner-Employees shall be treated as owning any interest in a partnership, which is owned, directly or indirectly, by a partnership which such Owner-Employee or group of Owner-Employees, are considered to control within the meaning of the preceding sentence.

                                   ARTICLE III
                            PARTICIPANT CONTRIBUTIONS

         3.01 PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS. The Employer must specify
              ---------------------------------------
in Adoption Agreement Section 3.01 whether Participant voluntary nondeductible contributions shall be permitted under the Plan. Such voluntary nondeductible Employee Contributions shall be made to the Plan on an after-tax basis and shall be separately accounted for at all times. Any voluntary nondeductible Employee Contributions made after December 31, 1986 are required to satisfy the requirements of Code section 401(m), in accordance with Section 4.17 of the Plan. Participant nondeductible contributions under the Plan may be paid by the Participant to the Trustee, or may be deducted on an after-tax basis from the Participant's paycheck. Upon the Participant's Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits under the Plan, the fair market value of the voluntary nondeductible Employee Contributions shall be used to provide additional benefits to the Participant or his beneficiary.

         3.02  PARTICIPANT  MANDATORY  CONTRIBUTIONS.  The Employer may elect in
               -------------------------------------
Adoption Agreement Section 3.02 to require a Participant to make nondeductible contributions in order to be eligible to receive a Matching Contribution. Any required Participant nondeductible contributions eligible for Matching Contributions are Mandatory Contributions. Mandatory Contributions under the
Plan shall be deducted on an after-tax basis from the Participant's paycheck. The Plan Administrator will maintain a separate accounting, pursuant to Section
10.06 of the Plan, to reflect the Participant's Account Balance derived from his Mandatory Contributions.

         3.03  QUALIFIED   VOLUNTARY  EMPLOYEE   CONTRIBUTIONS.   Any  voluntary
               -----------------------------------------------

Participant contribution made in cash after December 31, 1981 attributable to taxable years ending before January 1, 1987, shall be treated as a "Qualified Voluntary Employee Contribution" within the meaning of Code section 219(e)(2) as it existed prior to the enactment of the Tax Reform Act of 1986, as amended. A qualified Plan may not accept Qualified Voluntary Employee Contributions ("QVECs") which are made for a Taxable Year beginning after December 31, 1987. If the Employer's Plan includes QVECs made prior to January 1, 1988, the Plan Administrator must maintain a separate accounting for the Participant's Account Balance attributable to QVECs, including QVECs which are part of a rollover contribution described in Section 3.04. The Plan Administrator will treat the accumulated QVECs as part of the Participant's Account Balance for all purposes of the Plan, except for purposes of determining the Top-Heavy Ratio under
Section 18.02. The Plan Administrator may not use QVECs to purchase life insurance on the Participant's behalf.

         3.04  ROLLOVER CONTRIBUTIONS.
               ----------------------

                  (a) The Employer must elect in its Adoption  Agreement Section
         3.04 if rollovers will be permitted to be made to the Plan. Provided rollovers are permitted, any Employee, if elected by the Employer under its Adoption Agreement, and/or any Participant who receives a lump sum distribution as defined by Code section 402(e)(4)(A), or a qualified total distribution as defined by Code section 402(a)(5)(E)(i), the maximum amount of which constitutes the balance to the credit of the Employee in the qualified plan reduced by nondeductible Employee Contributions (other than accumulated deductible Employee Contributions within the meaning of Code section 72(o)(5)), may roll over such distribution into this Plan, in whole or in part, either directly from such other qualified plan, or by the Employee individually, or through the medium of a conduit individual retirement account or individual retirement annuity, provided such distribution qualifies for tax-free rollover treatment within the meaning of Code section 402 or 403, and subject to the following requirements and limitations:

                           (1) Any rollover of a distribution from a prior qualified plan into this Plan must occur within sixty (60) days after the Employee receives the distribution from the qualified plan.

                           (2) If a conduit  individual  retirement  account  or
                  individual retirement annuity is used, no amount in the individual retirement account or individual retirement annuity may be attributable to a source other than a qualified total distribution or a lump sum distribution from a qualified plan.

                  (b) The Trustee will invest rollover contributions as part of the Trust Fund, however, a Participant's rollover contribution Account shall remain separately accounted for at all times. If this Plan permits directed investments, as provided in the Employer's Adoption Agreement Section 9.09, the Participant, from time to time, may direct the Trustee in writing, in the form and manner prescribed by the Plan Administrator, in its discretion, as to the investment of his rollover

         Account in property, or property interest, of any kind, real, personal, or mixed; provided however, the Participant may not direct the Trustee to make loans to his Employer. The Trustee is not liable nor responsible for any loss resulting to any Beneficiary, nor to any Participant, by reason of any sale or investment made or other action taken pursuant to and in accordance with the direction of the Participant. In all other respects, the Trustee will hold, administer and distribute a rollover contribution in the same manner as any Employer contribution made to the Trust. A rollover contribution is not an Annual Addition under Article IV.

                  (c)  The  Employer  must  provide  in its  Adoption  Agreement
         Section 3.04 whether an eligible Employee, prior to satisfying the Plan's eligibility conditions, may make a rollover contribution to the Trust to the same extent and in the same manner as a Participant. If an Employee makes a rollover contribution to the Trust prior to satisfying the Plan's eligibility conditions, the Plan Administrator and Trustee must treat the Employee as a Participant for all purposes of the Plan except the Employee is not a Participant for purposes of sharing in Employer contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan. If the Employee has a Separation from Service prior to becoming a Participant, the Trustee will distribute his rollover contribution Account to him as if it were an Employer contribution Account.

         3.05  TRUSTEE-TO-TRUSTEE TRANSFERS TO THE PLAN.
               ----------------------------------------

                  (a) The  Employer  shall  specify  in its  Adoption  Agreement
         Section 3.05 if trustee-to-trustee transfers will be permitted to be made to the Plan. If this Plan is not subject to the survivor annuity rules described in Section 6.06, the Employer may further specify if trustee-to-trustee transfers will be permitted from a Plan which is subject to the survivor annuity rules.

                  (b) Provided transfers are permitted, if a Participant of the Plan is or was previously a participant of another plan qualified under Code section 401(a), including another qualified plan of the Employer, the Trustee shall be authorized to accept the balance to the credit of the Participant if transferred by the trustee of such other plan upon the following conditions:

                           (1) the  trustee of the other plan is  authorized  to
                  distribute the balance to the credit of the Participant in the other plan;

                           (2) for record-keeping and accounting  purposes,  the
                  transferred account of the Participant shall be separately accounted for; and

                           (3) the  balance  to the  credit  of the  Participant
                  transferred to this Plan shall not in any way reduce any obligations of the Employer under this Plan.

                  (c) The Plan Administrator may direct the Trustee to transfer as a direct trustee-to-trustee transfer the balance to the credit of a Participant to the trustee of another qualified plan, if the trustee of the other plan is authorized to accept such a transfer.

                  (d) If this Plan is not otherwise subject to the survivor annuity requirements of Article VI, any assets attributable to a trustee-to-trustee transfer from a plan which is subject to the survivor annuity requirements shall be separately accounted for at all times. All of the provisions of the Plan, including the distribution provisions of Article VI, relating to the survivor annuity requirements of the Code shall, at all times, be applied to the segregated assets.

                  (e) If this Plan is subject to the survivor annuity requirements of Article VI, any assets attributable to a trustee-to-trustee transfer from a plan which is not subject to the survivor annuity requirements shall be separately accounted for at all times. At no time shall the survivor annuity requirements of the Code, or the provisions of this Plan relating to such survivor annuity requirements, be applied to the segregated assets.

         3.06  NONFORFEITABILITY OF PARTICIPANT  CONTRIBUTIONS.  A Participant's
               -----------------------------------------------
Account Balance is, at all times, one hundred percent (100%) Nonforfeitable to the extent the value of his Account Balance is derived from his Participant contributions described in this Article III.

         3.07  PARTICIPANT  CONTRIBUTIONS  - ACCOUNT  BALANCE.  The Trustee must
               ----------------------------------------------
maintain a separate Account(s) in the name of each Participant to reflect the Participant's Account Balance under the Plan derived from his Participant contributions. A Participant's Account Balance derived from his Participant contributions as of any applicable date is the balance of his separate Participant contribution Account(s).

                               ARTICLE IV EMPLOYER
                         CONTRIBUTIONS AND FORFEITURES

Part 1 - Amount of Employer Contributions and Plan Allocations
--------------------------------------------------------------

         4.01 EMPLOYER CONTRIBUTIONS. For each Plan Year, the Employer, from its
              ----------------------
records, determines the amount of any contributions to be made by it to the Trust in accordance with the contribution options selected by the Employer in its Adoption Agreement Sections 4.02 through 4.05. The Employer may not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the Participant's Maximum Permissible Amount, as defined in Section 4.31(i).

         To make allocations under the Plan, the Plan Administrator must establish a Deferral Contributions Account, a Qualified Matching Contributions Account, a regular Matching Contributions Account, a Qualified Nonelective Contributions Account, a Discretionary Nonelective Contributions Account for each Participant, and any other accounts which the Plan Administrator may deem necessary from time to time.

         4.02  CODE SECTION  401(k)  ARRANGEMENT.  The  Employer  will  elect in
               ---------------------------------
Section 4.02 of its Adoption Agreement the terms of the Code section 401(k) arrangement, if any, under the Plan. The Code section 401(k) arrangement may be a salary reduction arrangement or a cash or deferred arrangement. The Plan Administrator will allocate to each Participant's Deferral Contributions Account the amount of Deferral Contributions the Employer makes to the Trust on behalf of the Participant.

                  (a)  Salary Reduction  Arrangement.  If the Employer  elects a
                       -----------------------------
         salary reduction arrangement, any Employee eligible to participate in the Plan may file a salary reduction agreement with the Plan
         Administrator. The salary reduction agreement may not be effective earlier than the following date which occurs last: (i) the Employee's Plan Entry Date (or, in the case of a reemployed Employee, his reparticipation date under Article II); (ii) the execution date of the Employee's salary reduction agreement; (iii) the date the Employer adopts the Code section 401(k) arrangement by executing the Adoption Agreement; or (iv) the effective date of the Code section 401(k) arrangement, as specified in the Employer's Adoption Agreement Section
         1.17. Regarding clause (i), an Employee subject to the Break in Service rule of Section 2.03(b) of the Plan may not enter into a salary reduction agreement until the Employee has completed a sufficient number of Hours of Service to receive credit for a Year of Service (as defined in Section 2.02) following his reemployment commencement date. A salary reduction agreement must specify the amount of Compensation (as defined in Section 1.11) or percentage of Compensation the Employee wishes to defer. The salary reduction agreement will apply only to Compensation which becomes currently available to the Employee after the effective date of the salary reduction agreement. The Employer will apply a reduction election to all Compensation (and to increases in such Compensation), including cash bonuses received within two and one-half months following the end of the Plan Year, if so specified in the Employer's Adoption Agreement Section 4.02. The Plan Administrator may adopt uniform and nondiscriminatory rules and restrictions applicable to the Employees' salary reduction agreements.

                  (b) If so  specified  in  the  Employer's  Adoption  Agreement
         Section 4.02, any cash bonus attributable to services performed by the Participant for the Employer during a given Plan Year and which are received by the Participant on or before two and one-half months following the end of the Plan Year shall be subject to the salary reduction agreement of such Employee in effect for the Plan Year during which the services are performed. Provided, however, the Employee may specify in his salary reduction agreement to limit the election to Compensation actually received during the Plan Year. A deferral election may not be made with respect to cash bonuses which are currently available on or before the date the Participant executed such election. Notwithstanding the foregoing, cash bonuses attributable to services performed by the Participant during a Plan Year but which are to be paid to the Participant later than two and one-half months after the close of such Plan Year will be subjected to whatever deferral election is in effect at the time such cash bonus would have otherwise been received.

                   (c)  Cash or Deferred Arrangement.  If the Employer  elects a
                        ----------------------------
         cash or deferred arrangement, a Participant may elect to make a cash election against his proportionate share of the Employer's Cash or Deferred Contribution, in accordance with the Employer's election in Adoption Agreement Section 4.02. A Participant's proportionate share of the Employer's Cash or Deferred Contribution is the percentage of the total Cash or Deferred Contribution which bears the same ratio that the Participant's Compensation for the Plan Year bears to the total

         Compensation of all Participants for the Plan Year. For purposes of determining each Participant's proportionate share of the Cash or Deferred Contribution, a Participant's Compensation is his Compensation as determined under Section 1.11 of the Plan (as modified by Section
         4.06 for allocation purposes), excluding any effect the proportionate share may have on the Participant's Compensation for the Plan Year. The Plan Administrator will determine the proportionate share prior to the Employer's actual contribution to the Trust, to provide the Participants the opportunity to file cash elections. That portion of the Participant's allocable share not subject to a Cash or Deferred election shall be the Employer's Nonelective Contribution and shall be allocated to the Participant's account pursuant to Section 4.04. The Employer will pay directly to the Participant the portion of his proportionate share the Participant has elected to receive in cash.

                   (d)  Election  Not  to  Participate.   A   Participant's   or
                        ------------------------------
         Employee's election not to participate, pursuant to Section 2.09, includes his right to enter into a salary reduction agreement or to share in the allocation of a Cash or Deferred Contribution, unless the Participant or Employee limits the effect of the election to the non-401(k) portions of the Plan.

         4.03  MATCHING CONTRIBUTIONS.
               ----------------------

                  (a) The Employer may elect in Adoption Agreement Section 4.03 to provide Matching Contributions. The Employer must specify in its Adoption Agreement whether the Plan Administrator will allocate Matching Contributions to the Qualified Matching Contributions Account or to the regular Matching Contributions Account of each Participant. The Plan Administrator will make this allocation as of the last day of each Plan Year unless, in Adoption Agreement Section 4.03, the Employer elects more frequent allocation dates for Matching Contributions. The Employer must specify in its Adoption Agreement Section 4.03 whether Matching Contributions are fully vested or if they are subject to the Plan's vesting schedule; provided, however, if such Matching Contributions are Qualified Matching Contributions, such contributions shall be fully vested and nonforfeitable at all times.

                  (b) To the extent the Employer  makes  Matching  Contributions under a fixed Matching Contribution formula, the Plan Administrator will allocate the Matching Contribution to the Account of the

         Participant on whose behalf the Employer makes that contribution. A fixed Matching Contribution formula is a formula under which the Employer contributes a certain percentage or dollar amount on behalf of a Participant based on that Participant's Deferral Contributions or Mandatory Contributions eligible for a match, as specified in Section
         4.03 of the Employer's Adoption Agreement. The Employer may contribute on a Participant's behalf under a specific Matching Contribution formula only if the Participant satisfies the accrual requirements for Matching Contributions specified in Section 4.03 of the Employer's Adoption Agreement and only to the extent the Matching Contribution does not exceed the Participant's annual additions limitation in Part 2 of Article IV.

                  (c) To the extent the Employer makes Matching Contributions under a discretionary formula, the Plan Administrator will allocate the discretionary Matching Contributions to the Account of each Participant who satisfies the accrual requirements for Matching Contributions specified in Section 4.06 of the Employer's Adoption Agreement. The allocation of discretionary Matching Contributions to a Participant's Account shall be in the same proportion that each Participant's Eligible Contributions bear to the total Eligible Contributions of all Participants. If the discretionary formula is a tiered formula, the Plan Administrator will make this allocation separately with respect to each tier of Eligible Contributions, allocating in such manner the amount of the Matching Contributions made with respect to that tier. "Eligible Contributions" are the Participant's Deferral Contributions or Mandatory Contributions eligible for an allocation of Matching Contributions, as specified in Section 4.03 of the Employer's Adoption Agreement.

                  (d) If the Matching Contributions formula applies both to Deferral Contributions and to Participant Mandatory Contributions, the Matching Contributions apply first to Deferral Contributions. Furthermore, the Matching Contribution formula does not apply to Deferral Contributions that are excess deferrals under Section 4.10.
         For this purpose: (a) excess deferrals relate first to Deferral Contributions for the Plan Year not otherwise eligible for a Matching Contribution; and (2) if the Plan Year is not a calendar year, the excess deferrals for a Plan Year are the last Elective Deferrals made for a calendar year.

         4.04  DISCRETIONARY NONELECTIVE CONTRIBUTION.
               --------------------------------------

                  (a)  The  Employer  must  specify  in its  Adoption  Agreement
         Section 4.04 whether Discretionary Nonelective Contributions shall be made to the Plan. To the extent the Employer makes Discretionary Nonelective Contributions, the Plan Administrator will allocate the Discretionary Nonelective Contributions to the Account of each Participant who satisfies the accrual requirements for Discretionary Nonelective Contributions specified in Section 4.04 of the Employer's Adoption Agreement. The Plan Administrator will determine the allocation of Discretionary Nonelective Contributions on the basis of the Plan Year in accordance with the Employer's elections in its Adoption Agreement. The Plan Administrator will determine a Participant's Compensation in accordance with the general definition of Compensation under Section 1.11 of the Plan, as modified by the Employer in Sections 1.11 and 4.06 of its Adoption Agreement.

                  (b) To the extent the Employer makes Nonelective Contributions for the Plan Year which, at the time of contribution, it does not designate as Qualified Nonelective Contributions, the Plan Administrator will allocate those contributions in accordance with the elections under Section 4.04 of the Employer's Adoption Agreement. For purposes of the special nondiscrimination tests described in Sections
         4.12 and 4.17, the Plan Administrator may treat Nonelective Contributions allocated under this paragraph as Qualified Nonelective Contributions, if the contributions otherwise satisfy the definition of Qualified Nonelective Contributions.

         4.05 QUALIFIED NONELECTIVE CONTRIBUTIONS.  If the Employer, at the time
              -----------------------------------
of contribution, designates a contribution to be a Qualified Nonelective Contribution for the Plan Year, the Plan Administrator will allocate that Qualified Nonelective Contribution to the Qualified Nonelective Contributions Account of each Participant eligible for an allocation of that designated contribution, as specified in Section 4.05 of the Employer's Adoption Agreement. The Plan Administrator will make the allocation to each eligible Participant's Account in the same ratio that the Participant's Compensation for the Plan Year bears to the total Compensation of all eligible Participants for the Plan Year. The Plan Administrator will determine a Participant's Compensation in accordance with the general definition of Compensation under Section 1.11 of the Plan, as modified by the Employer in Sections 1.11 and 4.06 of its Adoption Agreement.

         4.06 ACCRUAL OF BENEFIT.  The Plan  Administrator  will  determine  the
              ------------------
accrual of benefits (Employer contributions and Participant forfeitures) on the basis of the Plan Year in accordance with the Employer's elections in its Adoption Agreement.

                  (a)  The  Employer  must  specify  in its  Adoption  Agreement
         Section 4.06 the Compensation the Plan Administrator is to take into account in allocating an Employer Contribution to a Participant's Account for the Plan Year in which the Employee first becomes a Participant. For all other Plan Years, the Plan Administrator will take into account only the Compensation determined for the portion of the Plan Year in which the Employee actually is a Participant. Notwithstanding anything herein to the contrary, the Plan Administrator must take into account the Employee's entire Compensation for a Plan Year to determine whether the Plan satisfies the top-heavy minimum allocation requirement of Section 18.04. The Employer, in an addendum to its Adoption Agreement, numbered Section 4.06(a), may elect to measure Compensation for the Plan Year for allocation purposes on the basis of a specified period other than the Plan Year.

                  (b) Subject to the applicable minimum allocation requirements of Section 18.04, and further subject to the minimum coverage requirements of Code section 410, the Plan Administrator will not allocate any portion of an Employer Contribution for a Plan Year to any Participant's Account if the Participant does not complete the applicable minimum Hours of Service requirement specified in the corresponding sections of the Employer's Adoption Agreement.

                  (c) If the Employer's Adoption Agreement includes options for other requirements affecting the Participant's receipt of an allocation of an Employer Contribution under the Plan, the Plan Administrator will apply this Section 4.06 in accordance with the Employer's Adoption Agreement selections.

                  (d) The Employer may elect in its Adoption Agreement to suspend the contribution requirements elected under Adoption Agreement Sections 4.03, 4.04 and 4.05 if, for any Plan Year beginning after December 31, 1989, the Plan fails to satisfy the participation test under Code section 401(a)(26), or the coverage test under Code section

         410(b). If this Section 4.06 applies for a Plan Year, the Plan Administrator will suspend the contribution requirements for the Includible Employees who are Participants, beginning first with the Includible Employee(s) employed with the Employer on the last day of the Plan Year, then the Includible Employee(s) who have the latest Separation from Service, as defined in Section 1.46, during the Plan Year, and continuing to suspend in descending order the contribution requirements for each Includible Employee who incurred an earlier Separation from Service, from the latest to the earliest Separation of Service date, until the Plan satisfies both the participation and the coverage tests for the Plan Year. For purposes of this Section 4.06(d), "Includible" Employees are all Employees other than (1) those Employees excluded from participating in the Plan for the entire Plan Year by reason of the collective bargaining unit exclusion or the nonresident alien exclusion under Adoption Agreement Section 1.19 or by reason of the participation requirements of Sections 2.01 and 2.03; and (2) any Employee who incurs a Separation from Service during the Plan Year and fails to complete at least 501 Hours of Service for the Plan Year. If two or more Includible Employees have a Separation from Service on the same day, the Plan Administrator will suspend the contribution requirements for all such Includible Employees, irrespective of whether the Plan can satisfy the participation and the coverage tests by accruing benefits for fewer than all such Includible Employees. If the Plan suspends the contribution requirements for an Includible Employee, that Employee will share in the allocation of Employer Contributions and Participant forfeitures, if applicable, without regard to the number of Hours of Service he has earned for the Plan Year and without regard to whether he is employed by the Employer on the last day of the Plan Year. The Employer may modify the operation of this Section 4.06(d) by electing appropriate modifications in Section 4.06 of its Adoption Agreement.

         4.07  RETURN OF EMPLOYER CONTRIBUTIONS.
               --------------------------------

                  (a) The Employer contributes to this Plan on the condition that its contribution is not due to a mistake of fact and that the Internal Revenue Service will provide a favorable letter of determination on the initial qualification of the Plan and will not disallow the deduction for its contribution. The Trustee, upon written request from the Employer, must return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code section 404, as well as all amounts contributed by the Employer if the Plan is denied its initial contribution. The Trustee will not return any portion of the Employer's contribution under the provisions of this Section 4.07 more than one (1) year after:

                           (1) The Employer made the contribution by mistake of fact; or

                           (2)  The  disallowance   of  the  contribution  as  a
                  deduction, and then, only to the extent of the disallowance.

                  (b) The Trustee will not increase the amount of the Employer contribution returnable under this Section 4.07 for any earnings attributable to the contribution, but the Trustee will decrease the Employer contribution returnable for any losses attributable to it. The Trustee may require the Employer to furnish whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under ERISA.

         4.08  TIME OF PAYMENT OF CONTRIBUTION.  The  Employer  must make Salary
               -------------------------------
Reduction Contributions to the Trust within an administratively reasonable period of time after withholding the corresponding Compensation from the Participant. Furthermore, the Employer must make Salary Reduction Contributions, Cash or Deferred Contributions, Employer Matching Contributions (including Qualified Matching Contributions), Qualified Nonelective Contributions and Discretionary Nonelective Contributions no later than the time prescribed by the Code or by applicable Treasury regulations. Salary Reduction Contributions and Cash or Deferred Contributions are Employer contributions for all purposes under this Plan, except to the extent the Code or Treasury regulations prohibit the use of these contributions to satisfy the qualification requirements of the Code. Subject to the consent of the Trustee, the Employer may make its contribution in property rather than in cash, provided that the contribution of property is not a prohibited transaction under the Code or under ERISA.

         4.09  FORFEITURE  ALLOCATION.  The  amount of a  Participant's  Account
               ----------------------
Balance forfeited under the Plan is a Participant forfeiture. The Plan Administrator will allocate Participant forfeitures in the manner(s) specified by the Employer in its Adoption Agreement Section 4.09. The Employer shall separately provide for the manner in which forfeited Matching Contributions, including forfeited excess aggregate contributions pursuant to Section 4.21, and forfeited Discretionary Nonelective Contributions shall be applied. Notwithstanding anything herein to the contrary, if all Employer Contributions under the Plan are fully vested and nonforfeitable at all times pursuant to the Employer's Adoption Agreement elections, then any amounts which may otherwise be forfeited under the Plan pursuant to Section 2.08 or 10.15 shall be used to reduce the Discretionary Nonelective Contribution or Matching Contribution of the Employer, in its discretion. The Plan Administrator will continue to hold the undistributed, non-vested portion of a terminated Participant's Account Balance in his Account solely for his benefit until a forfeiture occurs at the time specified in Section 5.11, or if applicable, until the time specified in
Section 10.15.

Part 2 - Limitations on Allocations
-----------------------------------

         4.10  ANNUAL ELECTIVE DEFERRAL LIMITATION.
               -----------------------------------

                  (a) An Employee's Elective Deferrals for a calendar year beginning after December 31, 1986, may not exceed the Code section 402(g) limitation. The Code section 402(g) limitation is the greater of $7,000 or the adjusted amount determined by the Secretary of the Treasury. If, pursuant to a salary reduction agreement or pursuant to a cash or deferred election, the Employer determines the Employee's Elective Deferrals to the Plan for a calendar year would exceed the Code section 402(g) limitation, the Employer will suspend the Employee's salary reduction agreement, if any, until the following January 1 and pay in cash the portion of a cash or deferred election which would result in the Employee's Elective Deferrals for the calendar year exceeding the Code section 402(g) limitation. If the Plan Administrator determines that an Employee's Elective Deferrals already contributed to the Plan for a calendar year exceed the Code section 402(g) limitation, the Plan Administrator will distribute the amount in excess of the Code section 402(g) limitation (the "excess deferral"), as adjusted for allocable income, no later than April 15 of the following calendar year. If the Plan Administrator distributes the excess deferral by the appropriate April 15, it may make the distribution irrespective of any other provision under this Plan or under the Code. The Plan Administrator will reduce the amount of excess deferrals for a calendar year distributable to the Employee by the amount of excess contributions (as determined in Section 4.14), if any, previously distributed to the Employee for the Plan Year beginning in that calendar year.

                  (b) If an Employee participates in another plan under which he makes Elective Deferrals pursuant to a Code section 401(k) arrangement, Elective Deferrals under a Simplified Employee Pension, or Salary Reduction Contributions to a tax-sheltered annuity, irrespective of whether the Employer maintains the other plan, he may provide the Plan Administrator a written claim for excess deferrals made for a calendar year. The Employee must submit the claim no later than the March 1 following the close of the particular calendar year and the claim must specify the amount of the Employee's Elective Deferrals under this Plan which are excess deferrals. If the Plan Administrator receives a timely claim, it will distribute the excess deferral (as adjusted for allocable income) the Employee has assigned to this Plan, in accordance with the distribution procedure described in the immediately preceding paragraph.

         4.11 ALLOCABLE INCOME ATTRIBUTABLE TO EXCESS DEFERRALS. For purposes of
              -------------------------------------------------
making a distribution of excess deferrals pursuant to this Section 4.11, allocable income means net income or net loss allocable to the excess deferrals for the calendar year in which the Employee made the excess deferral. If so elected in the Employer's Adoption Agreement Section 4.11, allocable income shall include the "gap period" income measured from the beginning of the calendar year following the calendar year of the excess deferral to the date of the distribution. If the distribution of the excess deferral occurs during the calendar year in which the Employee made the excess deferral, the Plan Administrator will treat as a "gap period" the period from the first day of that calendar year to the date of the distribution. Subject to an alternative method of determining allocable income as specified in the Employer's Adoption Agreement Section 4.11, the Plan Administrator will determine allocable income in the same manner as described in Section 4.16 for excess contributions, except the numerator of the allocation fraction will be the amount of the Employee's excess deferrals and the denominator of the allocation fraction will be the Employee's Account Balance attributable to his Elective Deferrals.

         4.12 ACTUAL DEFERRAL  PERCENTAGE  ("ADP") TEST. For each Plan Year, the
              -----------------------------------------
Plan   Administrator  must  determine  whether  the  Plan's  Codesection  401(k)
arrangement satisfies either of the following ADP tests:

                  (a) The average ADP for those Participants who are Highly Compensated Employees (the "Highly Compensated Group") does not exceed
         1.25 times the average ADP of those Participants who are Nonhighly Compensated Employees (the "Nonhighly Compensated Group"); or

                  (b) The average ADP for the Highly Compensated Group does not exceed the average ADP for the Nonhighly Compensated Group by more than two percentage points (or the lesser percentage permitted by the multiple use limitation in Section 4.22) and the average ADP for the Highly Compensated Group is not more than twice the average ADP for the Nonhighly Compensated Group.

         4.13  CALCULATION OF AVERAGE DEFERRAL PERCENTAGE.
               ------------------------------------------

                  (a) The average ADP for a group is the average (expressed as percentage calculated to the nearest one-hundredth (1/100) of one percent (1%)) of the separate ADPs calculated for each Eligible Employee who is a member of that group. An Eligible Employee's ADP for a Plan Year is the ratio (expressed as percentage calculated to the nearest one-hundredth (1/100) of one percent (1%)) of the Eligible Employee's Deferral Contributions for the Plan Year to the Employee's Compensation for the Plan Year. For aggregated Family Members, as defined in Section 1.25, treated as a single Highly Compensated Employee, the ADP of the family unit is the greater of: (i) the ADP determined by combining the Deferral Contributions and Compensation of the Family Members who are Highly Compensated Employees without family aggregation; or (ii) the ADP determined by combining the Deferral Contributions and Compensation of all aggregated Family Members. A Nonhighly Compensated Employee's ADP does not include Elective Deferrals made to this Plan or to any other Plan maintained by the Employer, to the extent such Elective Deferrals exceed the Code section 402(g) limitation described in Section 4.10.

                  (b) The Plan Administrator may determine (in a manner consistent with Treasury regulations) the ADPs of the Eligible Employees by taking into account Qualified Nonelective Contributions or Qualified Matching Contributions, or both, made to this Plan or to any other qualified Plan maintained by the Employer. The Plan Administrator may not include Qualified Nonelective Contributions in the ADP test unless the allocation of Nonelective Contributions is nondiscriminatory when the Plan Administrator takes into account all Nonelective Contributions (including the Qualified Nonelective Contributions) and also when the Plan Administrator takes into account only the Nonelective Contributions not used in either the ADP test described in this Section 4.12 or the ACP test described in Section 4.17. For Plan Years beginning after December 31, 1989, the Plan Administrator may not include in the ADP test any Qualified Nonelective Contributions or Qualified Matching Contributions under another qualified plan unless that plan has the same plan year as this Plan. The Plan Administrator must maintain records to demonstrate compliance with the ADP test, including the extent to which the Plan used Qualified Nonelective Contributions or Qualified Matching Contributions to satisfy the test.

                  (c) To determine the ADP of any Highly Compensated Employee, the Deferral Contributions taken into account must include any Elective Deferrals made by the Highly Compensated Employee under any other Code section 401(k) arrangement maintained by the Employer, unless the Elective Deferrals are to an ESOP. If the plans containing the Code section 401(k) arrangements have different plan years, the Plan Administrator will determine the combined Deferral Contributions on the basis of the plan years ending in the same calendar year.

         4.14  AGGREGATION OF CERTAIN CODE SECTION 401(k)  ARRANGEMENTS.  If the
               --------------------------------------------------------
Employer treats two plans as a unit for coverage or nondiscrimination purposes, the Employer must combine the Code section 401(k) arrangements under such plans to determine whether either plan satisfies the ADP test. This aggregation rule applies to the ADP determination for all Eligible Employees, irrespective of whether an Eligible Employee is a Highly Compensated Employee or a Nonhighly Compensated Employee. The Plan Administrator also may elect to aggregate the Code section 401(k) arrangements under plans which the Employer does not treat as a unit for coverage or nondiscrimination purposes. For Plan Years beginning after December 31, 1989, an aggregation of Code section 401(k) arrangements under this paragraph does not apply to plans which have different plan years and, for Plan Years beginning after December 31, 1988, the Plan Administrator may not aggregate an ESOP (or the ESOP portion of a plan) with a non-ESOP plan (or non-ESOP portion of a plan).

         4.15 CHARACTERIZATION OF EXCESS CONTRIBUTIONS.  If, pursuant to Section
              ----------------------------------------
4.13, the Plan Administrator has elected to include Qualified Matching Contributions in the average ADP, the Plan Administrator will treat excess contributions as attributable proportionately to Deferral Contributions and to Qualified Matching Contributions allocated on the basis of those Deferral Contributions. If the total amount of a Highly Compensated Employee's excess contributions for the Plan Year exceeds his Deferral Contributions or Qualified Matching Contributions for the Plan Year, the Plan Administrator will treat the remaining portion of his excess contributions as attributable to Qualified Nonelective Contributions. The Plan Administrator will reduce the amount of excess contributions for a Plan Year distributable to a Highly Compensated Employee by the amount of excess deferrals (as determined in Section 4.10), if any, previously distributed to that Employee for the Employee's taxable year ending in that Plan Year.

         4.16  DISTRIBUTION OF EXCESS CONTRIBUTIONS.
               ------------------------------------

                  (a) If the Plan Administrator determines the Plan fails to satisfy the ADP test for a Plan Year, it must distribute the excess contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to 10% of the amount of excess contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first 2 1/2 months of that next Plan Year. The excess contributions are the amount of Deferral Contributions made by the Highly Compensated Employees which causes the Plan to fail to satisfy the ADP test. The Plan Administrator will distribute to each Highly Compensated Employee his respective share of the excess contributions. The Plan Administrator will determine the respective shares of excess contributions by starting with the Highly Compensated Employee(s) who has the greatest ADP, reducing his ADP to the next highest ADP, then, if necessary, reducing the ADP of the Highly Compensated Employee(s) at the next highest ADP level (including the ADP of the Highly Compensated Employee(s) whose ADP the Plan Administrator already has reduced), and continuing in this manner until the average ADP for the Highly Compensated Group satisfies the ADP test. If the Highly Compensated Employee is part of an aggregated family group, the Plan Administrator, in accordance with the applicable Treasury regulations, will determine each aggregated family member's allocable share of the excess contributions assigned to the family unit.

                  (b) To determine the amount of the corrective distribution required under this Section 4.16, the Plan Administrator must calculate the allocable income for the Plan Year in which the excess contributions arose. If so elected in the Employer's Adoption Agreement
         Section 4.16, allocable income shall include the "gap period" income measured from the beginning of the Plan Year following the Plan Year of the excess contribution to the date of the distribution. "Allocable income" means net income or net losection Subject to an alternative method of calculating allocable income as specified in the Employer's Adoption Agreement Section 4.16, the Plan Administrator will calculate allocable income for the Plan Year by: (1) first determining the net income or net loss for the Plan Year on the Highly Compensated Employee's Account Balance attributable to Deferral Contributions; and
         (2) then multiplying this net income or net loss by the following fraction:

                   Amount of the Highly Compensated Employee's
                              excess contributions
                   -------------------------------------------
                         Account Balance attributable to
                             Deferral Contributions

                  (c) The Account Balance attributable to Deferral Contributions includes the Account Balance attributable to Qualified Matching Contributions and Qualified Nonelective Contributions taken into account in the ADP test for the Plan Year or for any prior Plan Year. For purposes of the denominator of the fraction, the Plan Administrator will calculate the Account Balance attributable to Deferral Contributions as of the last day of the Plan Year (without regard to the net income or net loss for the Plan Year on that Account Balance).

                  (d) To calculate allocable income for the "gap period," the Plan Administrator will perform the same calculation as described in paragraph (b) above, except in clause (1) the Plan Administrator will determine, as of the last day of the month preceding the date of distribution, the net income or net loss for the "gap period" and in clause (2) will calculate the Account Balance attributable to Deferral Contributions as of the day before the distribution. If the Plan does not perform a valuation on the last day of the month preceding the date of distribution, the Plan Administrator, in lieu of the calculation described in this paragraph, will calculate allocable income for each month in the "gap period" as equal to 10% of the allocable income for the Plan Year. Under this alternate calculation, the Plan Administrator will disregard the month in which the distribution occurs, if the Plan makes the distribution no later than the 15th day of that month.

         4.17  NONDISCRIMINATION  RULES  FOR  EMPLOYER  MATCHING  CONTRIBUTIONS/
               -----------------------------------------------------------------
PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS. For Plan Years beginning after December
---------------------------------------
31, 1986, the Plan Administrator must determine whether the annual Employer Matching Contributions (other than Qualified Matching Contributions used in the ADP under Section 4.13), if any, and the Employee Contributions, if any, satisfy either of the following average contribution percentage ("ACP") tests:

         (i) The ACP for those Participants who are Highly Compensated Employees (the "Highly Compensated Group") does not exceed 1.25 times the ACP of those Participants who are Nonhighly Compensated Employees (the "Nonhighly Compensated Group"); or

         (ii) The ACP for the Highly Compensated Group does not exceed the ACP for the Nonhighly Compensated Group by more than two (2) percentage points (or the lesser percentage permitted by the multiple use limitation in Section 4.22) and the ACP for the Highly Compensated
         Group is not more  than  twice  the ACP for the  Nonhighly  Compensated
         Group.

         4.18  CALCULATION OF AVERAGE CONTRIBUTION PERCENTAGE.
               ----------------------------------------------

                  (a)  The  ACP  for a  group  is the  average  (expressed  as a percentage calculated to the nearest one-hundredth (1/100) of one percent (1%)) of the separate contribution percentages calculated for each Eligible Employee who is a member of that group. An Eligible
         Employee's contribution percentage for a Plan Year is the ratio (expressed as a percentage calculated to the nearest one-hundredth (1/100) of one percent (1%)) of the Eligible Employee's aggregate contributions for the Plan Year to the Employee's Compensation for the Plan Year. 'Aggregate contributions' are Employer Matching Contributions (other than Qualified Matching Contributions used in the ADP test under Section 4.13) and Employee Contributions (as defined in
         Section 1.20) made under the Plan on behalf of the Participant for a Plan Year. Such aggregate contributions shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, excess contributions or excess aggregate contributions. 'Total Compensation' means Compensation as defined by Code section 414(s), without regard to the reductions in compensation provided by Code sections 125, 402(a)(8), 402(h)(1)(B) and 403(b), which for Plan Years beginning on or after December 31, 1988, shall not exceed $200,000, adjusted pursuant to Code section 401(a)(17). For aggregated Family Members, as defined in Section 1.25, treated as a single Highly Compensated Employee, the contribution percentage of the family unit is the greater of: (i) the contribution percentage determined by combining the aggregate contributions and Compensation of the Family Members who are Highly Compensated Employees without family aggregation; or (ii) the contribution percentage determined by combining the aggregate contributions and Compensation of all aggregated Family Members.

                  (b) The Plan Administrator, in a manner consistent with Treasury regulations, may determine the contribution percentages of the Eligible Employees by taking into account Qualified Nonelective Contributions (other than Qualified Nonelective Contributions used in the ADP test under Section 4.13) or Elective Deferrals, or both, made to this Plan or to any other qualified Plan maintained by the Employer. The Plan Administrator may not include Qualified Nonelective Contributions in the ACP test unless the allocation of Nonelective Contributions is nondiscriminatory when the Plan Administrator takes into account all Nonelective Contributions (including the Qualified Nonelective Contributions) and also when the Plan Administrator takes into account only the Nonelective Contributions not used in either the ADP test described in Section 4.12 or the ACP test described in this
         Section 4.17. The Plan Administrator may not include Elective Deferrals in the ACP test, unless the Plan which includes the Elective Deferrals satisfies the ADP test both with and without the Elective Deferrals included in this ACP test. For Plan years beginning after December 31, 1989, the Plan Administrator may not include in the ACP test any Qualified Nonelective Contributions or Elective Deferrals under another qualified plan unless that plan has the same plan year as this Plan. The Plan Administrator must maintain records to demonstrate compliance with the ACP test, including the extent to which the Plan used Qualified Nonelective Contributions or Elective Deferrals to satisfy the test.

                  (c) To determine the contribution percentage of any Highly Compensated Employee, the aggregate contributions taken into account must include any Matching Contributions (other than Qualified Matching Contributions used in the ADP test) and any Employee Contributions made on his behalf to any other plan maintained by the Employer, unless the other plan is an ESOP. If the plans have different plan years, the Plan Administrator will determine the combined aggregate contributions on the basis of the plan years ending in the same calendar year.

         4.19 AGGREGATION OF CERTAIN PLANS. If the Employer treats two (2) plans
              ----------------------------
as a unit for coverage or nondiscrimination purposes, the Employer must combine the plans to determine whether either plan satisfies the ACP test. This aggregation rule applies to the contribution percentage determination for all Eligible Employees, irrespective of whether an Eligible Employee is a Highly Compensated Employee or a Nonhighly Compensated Employee. The Plan Administrator also may elect to aggregate plans which the Employer does not treat as a unit for coverage or nondiscrimination purposes. For Plan Years beginning after December 31, 1989, an aggregation of plans under this Section 4.19 does not apply to plans which have different plan years and, for Plan Years beginning after December 31, 1988, the Plan Administrator may not aggregate an ESOP (or the ESOP portion of plan) with a non-ESOP plan (or non-ESOP portion of a plan).

         4.20  DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS.
               ----------------------------------------------

                  (a) The Plan Administrator will determine excess aggregate contributions after determining excess deferrals under Section 4.10 and excess contributions under Section 4.15. If the Plan Administrator determines the Plan fails to satisfy the ACP test for a Plan Year, it must distribute the excess aggregate contributions, as adjusted for allocable income, if applicable, pursuant to the Employer's election under Adoption Agreement Section 4.20, during the next Plan Year. However, the Employer will incur an excise tax equal to ten percent (10%) of the amount of excess aggregate contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first two and one-half (2-1/2) months of that next Plan Year.

                  (b) The excess aggregate contributions are the amount of aggregate contributions allocated on behalf of the Highly Compensated Employees which causes the Plan to fail to satisfy the ACP test. The Plan Administrator will distribute to each Highly Compensated Employee his respective share of the excess aggregate contributions. The Plan Administrator will determine the respective shares of excess aggregate contributions by starting with the Highly Compensated Employee(s) who has the greatest contribution percentage, reducing his contribution percentage to the next highest contribution percentage, then, if necessary, reducing the contribution percentage of the Highly Compensated Employee(s) at the next highest contribution percentage level (including the contribution percentage of the Highly Compensated Employee(s) whose contribution percentage the Plan Administrator already has reduced), and continuing in this manner until the ACP for the Highly Compensated Group satisfies the ACP test. If the Highly Compensated Employee is part of an aggregated family group, the Plan Administrator, in accordance with the applicable Treasury regulations, will determine each aggregated family member's allocable share of the excess aggregate contributions assigned to the family unit.

                  (c) To determine the amount of the corrective distribution required under this Section 4.20, the Plan Administrator must calculate the allocable income for the Plan Year in which the excess aggregate contributions arose. If so elected in the Employer's Adoption Agreement
         Section 4.20, allocable income shall include the "gap period" income measured from the beginning of the next Plan Year to the date of the distribution. "Allocable income" means net income or net losection
         Subject to an alternative method of calculating allocable income as specified in the Employer's Adoption Agreement Section 4.20, the Plan Administrator will determine allocable income in the same manner as
         described  in  Section  4.16  for  excess  contributions,   except  the
         numerator of the allocation fraction will be the Highly Compensated Employee's excess aggregate contributions and the denominator of the allocation fraction will be the Employee's Account Balance attributable to aggregate contributions and, if applicable, to Qualified Nonelective Contributions and Elective Deferrals included in the ACP test for the Plan Year or for any prior Plan Year.

         4.21  CHARACTERIZATION  OF  EXCESS  AGGREGATE  CONTRIBUTIONS.  The Plan
               ------------------------------------------------------
Administrator will treat a Highly Compensated Employee's allocable share of excess aggregate contributions in the following priority: (1) first as attributable to his Employee Contributions which are voluntary contributions, if any; (2) then as Matching Contributions allocable with respect to excess contributions determined under the ADP test described in Section 4.12; (3) then on a pro rata basis to Matching Contributions and to the Deferral Contributions relating to those Matching Contributions which the Plan Administrator has included in the ACP test; (4) then on a pro rata basis to Mandatory Contributions, if any, and to the Matching Contributions allocated on the basis of those Mandatory Contributions; and (5) last to Qualified Nonelective
Contributions  used  in the ACP  test.  To the  extent  the  Highly  Compensated
Employee's excess aggregate contributions are attributable to Matching Contributions, and he is not 100% vested in his Account Balance attributable to Matching Contributions, the Plan Administrator will distribute only the vested portion and forfeit the nonvested portion. The vested portion of the Highly Compensated Employee's excess aggregate contributions attributable to Employer Matching Contributions is the total amount of such excess aggregate contributions (as adjusted for allocable income) multiplied by his vested percentage (determined as of the last day of the Plan Year for which the Employer made the Matching Contribution). The Employer will specify in Adoption Agreement Section 4.09 the manner in which the Plan will allocate forfeited excess aggregate contributions.

         4.22  MULTIPLE USE LIMITATION.  For Plan Years beginning after December
               -----------------------
31, 1988, if at least one Highly Compensated Employee is includible in the ADP test under Section 4.12 and in the ACP test under Section 4.17, the sum of the Highly Compensated Group's ADP and ACP may not exceed the multiple use limitation.

         The multiple use limitation is the greater of:

         (a) the sum of:

                  (1) 125% of the greater of: (A) the ADP of the Nonhighly Compensated Group under the Codesection 401(k) arrangement; or (B) the ACP of the Nonhighly Compensated Group for the Plan Year beginning with or within the Plan year of the Codesection 401(k) arrangement; and

                  (2) 2% plus the lesser of (1)(A) or (1)(B), but not more than twice the lesser of (1)(A) or (1)(B); or

         (b) the sum of:

                  (1) 125% of the lesser of: (A) the ADP of the Nonhighly Compensated Group under the Codesection 401(k) arrangement; or (B) the ACP of the Nonhighly Compensated Group for the Plan Year beginning with or within the Plan Year of the Codesection 401(k) arrangement; and

                  (2) 2% plus the greater of (1)(A) or (1)(B), but not more than twice the greater of (1)(A) or (1)(B).

         The Plan Administrator will determine whether the Plan satisfies the multiple use limitation after applying the ADP test under Section 4.12 and the ACP test under Section 4.17 and after making any corrective distributions required by those Sections. If, after applying this Section 4.22, the Plan Administrator determines the Plan has failed to satisfy the multiple use limitation, the Plan Administrator will correct the failure by treating the excess amount as excess aggregate contributions under Section 4.21. This Section
4.22 does not apply unless, prior to application of the multiple use limitation, the ADP and the ACP of the Highly Compensated Group each exceeds one hundred twenty-five percent (125%) of the respective percentages for the Nonhighly Compensated Group.

[NOTE: Sections 4.23 through 4.25 apply only to Participants in this Plan who do not participate, and who have never participated, in another qualified plan or in a welfare benefit fund (as defined in Code section 419(e)) maintained by the Employer.]

         4.23  LIMITATIONS ON ALLOCATIONS.  The amount of Annual Additions which
               --------------------------
may be credited under this Plan on a Participant's behalf for a Limitation Year may not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the amount the Employer otherwise would contribute or allocate to the Participant's Account would cause the Annual Addition for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution or allocation so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer contributions would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 4.25) to the Participant's Account, the Plan Administrator will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Plan Administrator will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

         4.24  DETERMINATION OF MAXIMUM PERMISSIBLE AMOUNT.
               -------------------------------------------

                  (a) Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Plan Administrator may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Plan Administrator must make this determination on a reasonable and uniform basis for all Participants similarly situated. The Plan Administrator must reduce any Employer contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amounts carried over from prior years.

                  (b) As soon as is administratively feasible after the end of the Limitation Year, the Plan Administrator will determine the Maximum Permissible Amount for such Limitation Year on the basis of the Participant's actual Compensation for such Limitation Year.

         4.25  ELIMINATION  OF EXCESS AMOUNT.  If,  pursuant to Section 4.24, or
               -----------------------------
because of the allocation of forfeitures, there is an Excess Amount with respect to a Participant for a Limitation Year, the Plan Administrator will dispose of such Excess Amount as follows:

                  (a) The Plan Administrator will return any voluntary Employee Contributions to the Participant to the extent the return would reduce the Excess Amount.

                  (b) If, after the application of subparagraph (a) above, an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, then the Plan Administrator will use the Excess Amount(s) to reduce future Employer contributions (including any allocation of forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant.

                  (c) If, after the application of subparagraph (b) above, an Excess Amount still exists, and the Plan does not cover the Participant at the end of the Limitation Year, then the Plan Administrator will hold the Excess Amount unallocated in a suspense account. The Plan Administrator will apply the suspense account to reduce Employer contributions (including allocation of forfeitures) for all remaining Participants in the next Limitation Year, and in each succeeding Limitation Year if necessary.

                  (d) If a suspense account is in existence at any time during a Limitation Year pursuant to this Section 4.25, it will not participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' Accounts before any Employer or Participant contributions may be made to the Plan for that Limitation Year.

                  (e) The Plan Administrator will not distribute any Excess Amount(s) to Participants or to former Participants.

[NOTE: Sections 4.26 through 4.28 apply only to Participants who, in addition to this Plan, participate in one or more plans (including Paired Plans), all of which are qualified Master or Prototype defined contribution plans or welfare benefit funds (as defined in Code section 419(e) maintained by the Employer during the Limitation Year.]

         4.26  LIMITATION ON ALLOCATIONS.  The amount of Annual  Additions which
               -------------------------
the Plan Administrator may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount, reduced by the Annual Addition allocated to the Participant's Account for the same Limitation Year under this Plan and such other defined contribution plan or welfare benefit fund. If an allocation of Employer contributions would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 4.25) to the Participant's Account, the Plan Administrator will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Plan Administrator will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

         4.27  DETERMINATION OF MAXIMUM PERMISSIBLE AMOUNT.
               -------------------------------------------

                  (a) Prior to the determination of the Participant's actual Compensation for the Limitation Year, the Plan Administrator may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Plan Administrator will make this determination on a reasonable and uniform basis for all Participants similarly situated. The Plan

         Administrator must reduce any Employer contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amounts carried over from prior years.

                  (b) As soon as is administratively feasible after the end of the Limitation Year, the Plan Administrator will determine the Maximum Permissible Amount on the basis of the Participant's actual Compensation for such Limitation Year.

         4.28  ELIMINATION OF EXCESS AMOUNT.
               ----------------------------

                  (a) If pursuant to Section 4.27, or because of the  allocation of forfeitures, a Participant's Annual Additions under this Plan and all such other plans result in an Excess Amount for a Limitation Year, such Excess Amount will be deemed to consist of the amounts last allocated. The Plan Administrator will determine the amounts last allocated by treating the Annual Additions attributable to a welfare benefit fund or individual medical account as allocated first, irrespective of the actual allocation date under the welfare benefit fund or individual medical account.

                  (b)  The  Employer  must  specify  in its  Adoption  Agreement
         Section 4.28 the Excess Amount attributed to this Plan, if the Plan Administrator allocates an Excess Amount to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan.

                  (c) The Plan Administrator will dispose of any Excess Amounts attributed to this Plan as provided in Section 4.25.

[NOTE: Section 4.29 applies only to Participants who, in addition to this Plan, participate in one or more qualified plans which are qualified defined contribution plans other than a Master or Prototype plan maintained by the Employer during the Limitation Year.]

         4.29 SPECIAL ALLOCATION LIMITATION.  The Annual Addition which the Plan
              -----------------------------
Administrator may allocate under this Plan for any Limitation Year on behalf of any Participant is limited in accordance with the provisions of Sections 4.26 through 4.28, as though the other plan were a Master or Prototype plan, unless the Employer provides other limitations in an addendum to the Adoption Agreement, numbered Section 4.29.

         4.30  DEFINED BENEFIT  PLAN  LIMITATION.  If the  Employer  maintains a
               ---------------------------------
qualified defined benefit plan, or has ever maintained a qualified defined benefit plan covering any Participant in the Plan, then the sum of the defined benefit plan fraction and the defined contribution plan fraction, as defined in
Section 4.31 below,  for any Participant for any Limitation Year must not exceed
1.0. The Employer must provide in Adoption Agreement Section 4.30 the manner in which the Plan will satisfy this limitation. The Employer also must provide in its Adoption Agreement Section 4.30 the manner in which the Plan will satisfy the top-heavy requirements of Code section 416 after taking into account the existence (or prior maintenance) of the defined benefit plan.

         4.31  DEFINITIONS  - ARTICLE  IV.  For  purposes  of  Article  IV,  the
               --------------------------
following terms means:

                  (a)  "Annual  Addition"  - The  sum of the  following  amounts allocated  on  behalf  of a  Participant  for a  Limitation  Year:  (1)
         Employer contributions; (2) forfeitures; and (3) Participant contributions. Except to the extent provided in Treasury regulations, Annual Additions include excess contributions described in Code section 401(k), Excess Aggregate Contributions described in Code section 401(m) and excess deferrals described in Code section 402(g), irrespective of whether the Plan distributes or forfeits such excess amounts. Annual Additions also include Excess Amounts reapplied to reduce Employer contributions under Section 4.25. Amounts allocated after March 31, 1984, to an individual medical account (as defined in Code section 415(1)(2)) included as part of a pension or annuity plan maintained by the Employer are treated as Annual Additions. Furthermore, amounts derived from contributions paid or accrued after December 31, 1985, for Taxable Years ending after December 31, 1985, attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code section 419A(d)(3)) under a welfare benefit fund (as defined in Code section 419(e)) maintained by the Employer are treated as Annual Additions to a defined contribution plan. For purposes of this Section 4.31(a), any Excess Amount applied under Section 4.25 or 4.28 in the Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year.

                  (b) "Average contribution percentage" shall mean the average of the aggregate contributions of the Eligible Employees in a group.

                  (c) "Eligible Employee" means, for purposes of the ADP test described in Section 4.12, an Employee who is eligible to enter into a salary reduction agreement for the Plan Year, irrespective of whether he actually enters into such an agreement, and a Participant who is eligible for an allocation of the Employer's Cash or Deferred Contribution for the Plan Year. For purposes of the ACP test described in Section 4.17, an "Eligible Employee" means a Participant who is eligible to receive an allocation of Matching Contributions (or would be eligible if he made the type of contributions necessary to receive an allocation of Matching Contributions) and a Participant who is eligible to make nondeductible contributions, irrespective of whether he actually makes nondeductible contributions. An Employee continues to be an Eligible Employee during a period the Plan suspends the Employee's right to make Elective Deferrals or nondeductible contributions following a hardship distribution.

                  (d) "Employer" - The Employer that adopts this Plan and any Affiliated Employers. Solely for purposes of applying the limitations on allocations in this Article IV, the Plan Administrator will determine Affiliated Employers described in Section 16.01 by modifying Code sectionsection 414(b) and (c) in accordance with Code section 415(h).

                  (e) "Excess Amount" - The excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

                  (f) "Defined Contribution Dollar Limitation" - $30,000 or, if greater, one-fourth (1/4) of the defined benefit dollar limitation set forth in Code section 415(b)(1) as in effect for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Years, the Plan Administrator will multiply the Defined Contribution Dollar Limitation by the following fraction:

                  Number of months in the short Limitation Year
                -------------------------------------------------
                                       12

                  (g) "Highly Compensated Employee" means an Eligible Employee who satisfies the definition in Section 1.25 of the Plan. Family members aggregated as a single Employee under Section 1.25 constitute a single Highly Compensated Employee, whether a particular family member is a Highly Compensated Employee or a Nonhighly Compensated Employee without the application of family aggregation.

                  (h) "Master or Prototype Plan" - A plan the form of which is the subject to a favorable notification letter or a favorable opinion letter from the Internal Revenue Service.

                  (i) "Maximum Permissible Amount" - The lesser of (1) the defined contribution dollar limitation, or (2) twenty-five percent (25%) of the Participant's Compensation for the Limitation Year. The Compensation limitation referred to in (2) shall not apply to any contribution for medical benefits (within the meaning of Code section 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition under Code section 415(l)(1) or 419A(d)(2).

                  (j)  "Nonhighly   Compensated   Employee"  means  an  Eligible
         Employee who is not a Highly Compensated Employee and who is not a family member treated as a Highly Compensated Employee.

                  (k) "Defined contribution plan" - A retirement plan which provides for an individual account for each Participant and for benefits based solely on the amount contributed to the Participant's Account, and any income, expenses, gains or losses, and any forfeitures of accounts of other Participants which the Plan may allocate to such Participant's Account. The Plan Administrator must treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan. Solely for purposes of the limitations on allocations in this Article IV, the Plan Administrator will treat Participant contributions made to a defined benefit plan maintained by the Employer as a separate defined contribution plan. The Plan Administrator also will treat as a defined contribution plan an individual medical account (as defined in Code section 415(l)(2)) included as part of a defined benefit plan maintained by the Employer and, for Taxable Years ending after December 31, 1985, a welfare benefit fund under Code section 419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code section 419A(d)(3)).

                  (l) "Defined benefit plan" - A retirement plan which does not provide for individual accounts for Employer contributions. The Plan Administrator must treat all defined benefit plans (whether or not terminated) maintained by the Employer as a single plan.

[NOTE: The definitions in subparagraphs (f), (g) and (h) apply only if the limitation described in Section 4.30 applies to the Employer's Plan.]

                  (m) "Defined benefit plan fraction" - A fraction, the numerator of which is the sum of projected annual benefits of the Participant under the defined benefit plan(s) maintained by the Employer (whether or not terminated), and the denominator of which is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined under Code sectionsection 415(b) and (d) for the Limitation Year, or one hundred forty percent (140%) of the Participant's average Compensation for his high three (3) consecutive Years of Service, including any adjustments under Code section 415(b).

                  To determine the denominator of this fraction, the Plan Administrator will make any adjustment required under Code section 415(b) and will determine a Year of Service, unless otherwise provided in an addendum to the Employer's Adoption Agreement, numbered Section 4.30, as a Plan Year in which the Employee completed at least 1,000
         Hours of Service. The "projected annual benefit" is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if the plan expresses such benefit in a form other than a straight life annuity or qualified joint and survivor annuity) of the Participant under the terms of the defined benefit plan on the assumptions he continues employment until his normal retirement age (or current age, if later) as stated in the defined benefit plan, his compensation continues at the same rate as in effect in the Limitation Year under consideration until the date of his normal retirement age and all other relevant factors used to determine benefits under the defined benefit plan remain constant as of the current Limitation Year for all future Limitation Years.

                  If the  Participant  accrued  benefits in one or more  defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the dollar limitation used in the denominator of this fraction will not be less than the Participant's current Account Balance. A Participant's current Account Balance is the sum of the annual benefits under such defined benefit plans which the Participant had accrued as of the end of the 1986 Limitation Year (the last Limitation Year beginning before January 1, 1987), determined without regard to any change in the terms or conditions of the Plan made after May 5, 1986, and without regard to any cost of living adjustment occurring after May 5, 1986. This current Account Balance rule applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code section 415 as in effect at the end of the 1986 Limitation Year.

                  (n) "Defined contribution plan fraction" - A fraction, the numerator of which is the sum, as of the close of the Limitation Year, of the Annual Additions to the Participant's Account under the defined contribution plan(s) maintained by the Employer (whether or not terminated) for the current and all prior Limitation Years (including the annual additions attributable to the Participant's nondeductible Employee Contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in Code section 419(e), and individual medical accounts, as defined in Code section 415(l)(2), maintained by the Employer), and the denominator of which is the sum of the lesser of the following amounts determined for the Limitation Year and for each prior Year of Service with the Employer: one hundred twenty-five percent (125%) of the dollar limitation in effect under Code sectionsection 415(b) and (d) in effect under Code section 415(c)(1)(A) for the Limitation Year (determined without regard to the special dollar limitations for employee stock ownership plans), or thirty-five percent (35%) of the Participant's Compensation for the Limitation Year.

                  For purposes of determining the defined contribution plan fraction, the Plan Administrator will not recompute Annual Additions in Limitation Years beginning prior to January 1, 1987, to treat all Participant contributions as Annual Additions. If the Plan satisfied Code section 415 for Limitation Years beginning prior to January 1, 1987, the Plan Administrator will redetermine the defined contribution plan fraction and the defined benefit plan fraction as of the end of the 1986 Limitation Year, in accordance with this Section 4.31. If the sum of the redetermined fractions exceeds 1.0, the Plan Administrator will subtract permanently from the numerator of the defined contribution plan fraction, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, times (2) the denominator of the defined contribution plan fraction. In making the adjustment, the Plan Administrator must disregard any accrued benefit under the defined benefit plan which is in excess of the current Account Balance. This Plan continues any transitional rules applicable to the determination of the defined contribution plan fraction under the Employer's Plan as of the end of the 1986 Limitation Year.

                  (o) "One hundred percent (100%) limitation" - If the one hundred percent (100%) limitation applies, the Plan Administrator must determine the denominator of the defined benefit plan fraction and the denominator of the defined contribution plan fraction by substituting one hundred percent (100%) for one hundred twenty-five percent (125%). The one hundred percent (100%) limitation applies only if: (1) the Plan's Top-Heavy Ratio exceeds ninety percent (90%); or (2) the Plans's Top-Heavy Ratio is greater than sixty percent (60%), and the Employer does not elect in its Adoption Agreement Section 4.30 to provide extra minimum benefits which satisfy Code section 416(h)(2).

                                    ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

         5.01 NORMAL RETIREMENT.  Notwithstanding  the vesting schedule selected
              -----------------
in the Employer's Adoption Agreement Section 5.05, a Participant's Account Balance derived from Employer contributions is one hundred percent (100%) Nonforfeitable upon and after attaining the Normal Retirement Age specified in the Employer's Adoption Agreement Section 1.37 (if employed by the Employer on or after that date). A Participant may terminate his employment with the Employer and retire for the purposes hereof upon his Normal Retirement Date, as specified in the Employer's Adoption Agreement Section 1.37, and all amounts credited to such Participant's Account shall be paid to him as hereinafter set forth in Section 6.06, subject to the provisions of Section 6.16 If a Participant continues in the employment of the Employer after his Normal Retirement Date, he shall continue to be treated in all respects as a Participant until his actual retirement.

         5.02  EARLY RETIREMENT.  If the  Employer  elects to provide  for early
               ----------------
retirement under the Plan, it must specify Early Retirement Date and Early Retirement Age in its Adoption Agreement Section 1.15. A Participant's Account Balance derived from Employer contributions is one hundred percent (100%) Nonforfeitable upon his Early Retirement Date (if employed by the Employer on or after that date). A Participant may terminate his employment with the Employer and retire for the purposes hereof upon his Early Retirement Date by making written application to the Employer at least thirty (30) days prior to the date as of which he wishes to elect Early Retirement.

         5.03  DISABILITY.  The  Employer  may elect in its  Adoption  Agreement
               ----------
Section 5.03 to provide that a Participant's Account Balance derived from Employer contributions will be one hundred percent (100%) Nonforfeitable if the Participant's Separation from Service is a result of his Disability.

         5.04  DEATH.  The Employer may elect in its Adoption  Agreement Section
               -----
5.04 to provide that a Participant's Account Balance derived from Employer contributions will be one hundred percent (100%) Nonforfeitable upon the Participant's death.

         5.05  VESTING SCHEDULE.
               ----------------

                  (a) Except as otherwise provided in Sections 5.01 through 5.04, for each Year of Service, a Participant's Nonforfeitable percentage of his Account Balance derived from Employer contributions equals the percentage in the vesting schedule completed by the Employer in its Adoption Agreement Section 5.05.

                  (b)  If  the  Trustee   makes  a   distribution   (other  than
         distribution of the Participant's entire Nonforfeitable Account Balance, as described in Section 5.07) to a partially-vested Participant, and the Participant has not incurred a Forfeiture Break in Service, as defined in Section 5.06(a), at the relevant time, the Plan Administrator will establish a separate Account for the Participant's Account Balance. At any relevant time following the distribution, the Plan Administrator will determine the Participant's Nonforfeitable Account Balance derived from Employer contributions in accordance with the following formula: P(AB + (R x D)) - (R x D).

                  To apply this formula, "P" is the Participant's current vesting percentage at the relevant time, "AB" is the Participant's Employer-derived Account Balance at the relevant time, "R" is the ratio of "AB" to the Participant's Employer-derived Account Balance immediately following the earlier distribution and "D" is the amount of the earlier distribution. If, under a restated Plan, the Plan has made distribution to a partially-vested Participant prior to its Restated Effective Date and is unable to apply the provisions of Section 5.08 to that prior distribution, this special vesting formula also applies to that Participant's remaining Account. The Employer, in an addendum to its Adoption Agreement, numbered Section 5.05, may elect to modify this formula to read as follows: P(AB + D) - D.

         5.06  INCLUDED YEARS OF SERVICE - VESTING.  For purposes of determining
               -----------------------------------
"Years of Service" with respect to vesting, the Plan takes into account all Years of Service an Employee completes with the Employer except:

                  (a) For the sole purpose of determining a Participant's Nonforfeitable percentage of his Account Balance derived from Employer contributions which accrued for his benefit prior to a Forfeiture Break in Service, the Plan disregards any Year of Service after the Participant first incurs a Forfeiture Break of Service. The Participant incurs a "Forfeiture Break in Service" when he incurs five (5) consecutive Breaks in Service.

                  (b) The Plan disregards any Year of Service excluded under the Employer's Adoption Agreement Section 5.06.

         If the Employer experienced a change in Plan Years resulting in a short Plan Year, as indicated in Adoption Agreement Section 1.41, each Participant who completes a Year of Service for the twelve (12) month period beginning with the first day of the short Plan Year and a Year of Service for the twelve (12) month period beginning on the first day of the new Plan Year, shall be credited with two (2) Years of Service for vesting purposes under the Plan.

         5.07  DISTRIBUTIONS TO PARTIALLY-VESTED  PARTICIPANTS.  If, pursuant to
              ------------------------------------------------
Article VI, a partially-vested Participant receives a distribution of the entire amount of his Nonforfeitable Account Balance before he incurs a Forfeiture Break in Service (as defined in Section 5.06(a)) (a "cash-out" distribution), the distribution will result in an immediate forfeiture of the nonvested portion of the Participant's Account Balance derived from Employer contributions. See
Section 5.11 for the provisions with respect to when a forfeiture occurs. A partially-vested Participant is a Participant whose Nonforfeitable Percentage determined under Section 5.05 is less than one hundred percent (100%).

         5.08  RESTORATION OF FORFEITED ACCOUNT BALANCE.
               ----------------------------------------

                  (a) A partially-vested Participant who is re-employed by the Employer after receiving a distribution of the entire amount of the Nonforfeitable percentage of his Account Balance may repay to the Trustee the amount of the distribution attributable to Employer contributions, unless the Participant no longer has a right to restoration by reason of the conditions of this Section 5.08. If a partially-vested Participant makes the distribution repayment, the Plan Administrator, subject to the conditions of this Section 5.08, must restore his Account Balance attributable to Employer contributions to the same dollar amount as the dollar amount of his Account Balance on the Adjustment Date, or other Valuation Date, immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Adjustment Date, or other Valuation Date. Restoration of the Participant's Account Balance includes restoration of all Code section 411(d)(6) protected benefits with respect to that restored Account Balance, in accordance with the applicable Treasury regulations. The Plan Administrator will not restore a re-employed Participant's Account Balance under this Section 5.08 if:

                           (1)  Five  (5)   years   have   elapsed   since   the
                  Participant's first re-employment date with the Employer following the cash-out distribution; or

                           (2) The  Participant  incurred a Forfeiture  Break in
                  Service (as defined in Section 5.06(a)).

                  (b) If neither of the two conditions preventing restoration of the Participant's Account Balance in subparagraphs (1) and (2) above applies, the Plan Administrator will restore the Participant's Account Balance as of the Adjustment Date coinciding with or immediately following the repayment. To restore the Participant's Account Balance, the Plan Administrator, to the extent necessary, will allocate to the Participant's Account:

                           (1)  First,  the  amount,   if  any,  of  Participant
                  forfeitures the Plan Administrator would otherwise allocate under Section 4.09;

                           (2) Second, the amount, if any, of the Trust Fund net
                  income or gain for the Plan Year; and

                           (3) Third,  the  Employer  contribution  for the Plan
                  Year to the extent made under a discretionary formula.

                  In an addendum to its  Adoption  Agreement,  numbered  Section
         5.08, the Employer may eliminate as a means of restoration any of the amounts described in clauses (1), (2) and (3) or may change the order of priority of these amounts. To the extent the amounts described in clauses (1), (2) and (3) are insufficient to enable the Plan
         Administrator to make the required restoration, the Employer must contribute, without regard to any requirement or condition of Section 4.01, the additional amount necessary to enable the Plan Administrator to make the required restoration. If, for a particular Plan Year, the Plan Administrator must restore the Account Balance of more than one re-employed Participant, then the Plan Administrator will make the restoration allocations to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants. The Plan Administrator will not take into account any allocation under this Section 5.08 in applying the limitation on allocations provisions in Article IV.

         5.09 ZERO PERCENT (0%) VESTED PARTICIPANT. The Employer must specify in
              ------------------------------------
its Adoption Agreement Section 5.09 whether the deemed cash-out rule applies to a zero percent (0%) vested Participant. A zero percent (0%) vested Participant is a Participant whose Account Balance derived from Employer contributions is entirely forfeitable at the time of his Separation from Service. A Participant's Account Balance shall not include accumulated deductible Employee Contributions within the meaning of Code section 72(o)(5)(B) for Plan Years beginning prior to January 1, 1989. If the Participant's Account is not entitled to an allocation of Employer contributions for the Plan Year in which he has a Separation from Service, the Plan Administrator will apply the deemed cash-out rule as if the zero percent (0%) vested Participant received a cash-out distribution on the date of the Participant's Separation from Service. If the Participant's Account is entitled to an allocation of Employer contributions or Participant forfeitures for the Plan Year in which he has a Separation from Service, the Plan Administrator will apply the deemed cash-out rule as if the zero percent (0%) vested Participant received a cash-out distribution on the first day of the first Plan Year beginning after his Separation from Service. For purposes of applying the restoration provisions of this Section 5.09, the Plan Administrator will treat the zero percent (0%) vested Participant as repaying his cash-out "distribution" on the first date of his re-employment with the Employer. If the deemed cash-out rule does not apply to the Employer's Plan, a zero percent (0%) vested Participant will not incur a forfeiture until he incurs a Forfeiture Break in Service.


         5.10 SEGREGATED ACCOUNT FOR REPAID AMOUNT. Until the Plan Administrator
              ------------------------------------
restores the Participant's Account Balance, as described in Sections 5.08 and 5.09, the Trustee will invest the cash-out amount the Participant has repaid in a segregated Account maintained solely for that Participant. The Trustee must invest the amount in the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. Until commingled with the balance of the Trust Fund on the date the Plan Administrator restores the Participant's Account Balance, the Participant's segregated Account remains a part of the Trust, but it alone shares in any income it earns and it alone bears any expense or loss it incurs. Unless the repayment qualifies as a rollover contribution, the Plan Administrator will direct the Trustee to repay to the Participant as soon as is administratively practicable the full amount of the Participant's segregated Account if the Plan Administrator determines either of the conditions of Section 5.08 prevents restoration as of the applicable Adjustment Date, notwithstanding the Participant's repayment.

         5.11  FORFEITURE OCCURS.  A  Participant's  forfeiture,  if any, of his
               -----------------
Account Balance derived from Employer contributions occurs under the Plan on the earlier of:

                  (a) The last day of the vesting computation period in which the Participant first incurs a Forfeiture Break in Service; or

                  (b) The distribution of the entire vested portion of the Participant's Account.

         The Plan Administrator determines the percentage of a Participant's Account Balance forfeiture, if any, under this Section 5.11 solely by reference to the vesting schedule selected in the Employer's Adoption Agreement Section
5.05. A Participant does not forfeit any portion of his Account Balance for any other reason or cause except as expressly provided by this Section 5.11 or as provided under Section 10.15.

                                   ARTICLE VI
                     TIME AND METHOD OF PAYMENT OF BENEFITS

         6.01 TIME OF PAYMENT OF ACCOUNT BALANCE.  The Plan Administrator  shall
              ----------------------------------
direct the Trustee to commence distribution of a Participant's Nonforfeitable Account Balance in accordance with the provisions of this Article VI. The Participant's spouse must also consent in writing to any distribution for which this Article VI requires spousal consent. A distribution date under this Article VI, unless otherwise specified within the Plan, is the date or dates the Employer specifies in the Adoption Agreement with respect to the event giving rise to the Participant's Separation from Service, or as soon as administratively practicable following that distribution date. For purposes of the consent requirements under this Article VI, if the amount of the Participant's Nonforfeitable Account Balance, at the time of any distribution, exceeds $3,500, the Plan Administrator must treat that amount as exceeding $3,500 for purposes of all subsequent Plan distributions to the Participant.

         6.02  SEPARATION  FROM  SERVICE FOR REASONS  OTHER THAN EARLY OR NORMAL
               -----------------------------------------------------------------
RETIREMENT, DISABILITY OR DEATH.
-------------------------------

                  (a) If the  Participant's  Separation  from Service is for any
         reason   other  than   retirement,   Disability   or  death,   and  his
         Nonforfeitable Account Balance does not exceed $3,500, nor has ever exceeded $3,500, the Plan Administrator will direct the Trustee to distribute the Participant's Nonforfeitable Account Balance in a lump sum on the distribution date the Employer specifies in its Adoption Agreement Section 6.02, but in no event later than the sixtieth (60th) day following the close of the Plan Year in which the Participant attains Normal Retirement Age. No consent is required for a distribution not exceeding $3,500.

                  (b) If the  Participant's  Separation  from Service is for any reason other than retirement, Disability or death, and his Nonforfeitable Account Balance exceeds $3,500, the Plan Administrator will direct the Trustee to commence distribution of the Participant's Nonforfeitable Account Balance, in accordance with the form and timing elected by the Participant. The Participant may elect to have the Trustee commence distribution as of any distribution date permitted under the Employer's Adoption Agreement Section 6.02. The Participant may reconsider an election at any time prior to the Annuity Starting Date and elect to commence distribution as of any other distribution date permitted under the Employer's Adoption Agreement, if the Employer has elected under its Adoption Agreement Section 6.02 to permit revocation of such an election. A Participant may not receive such a distribution if, prior to the time the Trustee actually makes the distribution, the Participant returns to employment with the Employer. Following his attainment of Normal Retirement Age, a Participant who has separated from Service may elect distribution as of any distribution date, irrespective of the elections under Adoption Agreement Section 6.02.

                  In the absence of an election by the Participant, the Plan Administrator will direct the Trustee to distribute the Participant's Nonforfeitable Account Balance in a lump sum (or, if applicable, the normal annuity form of distribution required under Section 6.06(b)), on the sixtieth (60th) day following the close of the Plan Year in which the latest of the following events occurs:

                           (1)  the Participant attains Normal Retirement Age;

                           (2)  the Participant attains age sixty-two (62); or

                           (3)  the Participant's Separation from Service.

         6.03  EARLY OR NORMAL RETIREMENT.  If the Participant's Separation from
               --------------------------
Service is on account of Normal Retirement Age or satisfaction of the Early Retirement requirements, if applicable, the Plan Administrator will direct the Trustee to pay the Participant's Nonforfeitable Account Balance in a form elected by the Participant, on the distribution date the Employer specifies in Adoption Agreement Section 6.03. Such distribution shall be subject to the notice and consent requirements of this Article VI, if the survivor annuity rules are applicable, and subject to the applicable mandatory commencement dates described in Sections 6.02(a) and (b).

         6.04  DISABILITY.  If the  Participant's  Separation  from  Service  is
               ----------
because of Disability, the Plan Administrator will direct the Trustee to pay the Participant's Nonforfeitable Account Balance in a form elected by the Participant, on the distribution date the Employer specifies in Adoption Agreement Section 6.04. Such distribution shall be subject to the notice and consent requirements of this Article VI and subject to the applicable mandatory commencement dates described in Sections 6.02(a) and (b).

         6.05  DEATH  OF THE  PARTICIPANT.  In the  event  of the  death  of the
               --------------------------
Participant prior to his Annuity Starting Date, the Plan Administrator will direct the Trustee, in accordance with this Section 6.05, to distribute to the Participant's Beneficiary, the Participant's Nonforfeitable Account Balance remaining in the Trust, on the distribution date the Employer specifies in Adoption Agreement Section 6.05.

                  (a) If the deceased Participant's Nonforfeitable Account Balance does not exceed $3,500, nor has ever exceeded $3,500, the Plan Administrator, subject to the requirements of Section 6.07, shall direct the Trustee to distribute the deceased Participant's Nonforfeitable Account Balance in a lump sum, on the distribution date the Employer specifies in the Adoption Agreement, or, if later, the date on which the Plan Administrator receives notification of or otherwise confirms the Participant's death.

                  (b) If the deceased Participant's Nonforfeitable Account Balance exceeds $3,500, the Plan Administrator will direct the Trustee to distribute the deceased Participant's Nonforfeitable Account Balance at the time and in the form elected by the Participant or, if applicable, by the Beneficiary, as permitted under this Article VI. In the absence of an election, subject to the requirements of Section 6.07, the Plan Administrator will direct the Trustee to distribute the Participant's undistributed Nonforfeitable Account Balance in a lump sum on the first distribution date coinciding with or following the close of the Plan Year in which the Participant's death occurs or, if later, the first distribution date following the date the Plan Administrator receives notification of or otherwise confirms the Participant's death.

                  (c) If the amount of the deceased Participant's Nonforfeitable Account Balance exceeds $3,500, the Participant's Beneficiary may elect to have the Trustee distribute the Participant's Nonforfeitable Account Balance in a form and within a period permitted under Section 6.05 and
         Section 6.07 or 6.08, whichever is applicable. The Beneficiary's election is subject to any restrictions designated in writing by the Participant and not revoked as of his date of death.

         6.06  METHOD OF PAYMENT OF ACCOUNT BALANCE.
               ------------------------------------

                  (a) The Employer may elect in its Adoption Agreement to provide the benefit options of this Section 6.06(a), which do not include survivor annuities. If the Employer makes this election, then, except as specified otherwise, if a Participant's Nonforfeitable Account Balance exceeds $3,500, distribution of benefits under the Plan may be made, at the election of the Participant, or his Beneficiary, if applicable, in one, or a combination, of the following forms:

                           (1)      A lump sum;

                           (2) Approximately equal  installments,  as elected by
                  the Employer in Adoption Agreement Section 6.06, over a fixed reasonable period of time, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his Beneficiary.

                           To facilitate  installment  payments to a Participant
                  or Beneficiary under this Section 6.06(a), the Plan Administrator may direct the Trustee to segregate all or any part of the Participant's Account Balance in a separate Account. The Trustee will invest the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated Account remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. If elected in the Employer's Adoption Agreement Section 6.06, under an installment distribution, the Participant or Beneficiary, at any time, may elect to accelerate the payment of all, or any portion, of the Participant's unpaid Nonforfeitable Account Balance, subject to the requirements of Sections 6.17 and 6.18.

                           (3) The Employer may expand or limit these options in
                  the Adoption Agreement.

                  If a Participant, or the terms of the Plan, designate a particular payment option for a Participant or his Beneficiary, the Participant or Beneficiary, may, nevertheless, agree to a different payment or option with the Plan Administrator, except as provided in
         Section 6.17 or 6.18.

                  (b) In lieu of electing the benefit options of Section 6.06(a), the Employer may elect in its Adoption Agreement to provide the benefit options of this Section 6.06(b), which include survivor annuities. If the Employer makes this election, then, except as specified otherwise, if a Participant's Nonforfeitable Account Balance exceeds $3,500, distribution of benefits under the Plan may be made in one, or a combination of the following forms:

                           (1)      A lump sum;

                           (2) Approximately equal  installments,  as elected by
                  the Employer in Adoption Agreement Section 6.06, over a fixed reasonable period of time, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his Beneficiary, subject to the same provisions of Section 6.06(a)(2), above.

                           (3) A "Straight Life Annuity,"  which is an immediate
                  life annuity for the Participant which is purchasable with the Participant's Nonforfeitable Account Balance; or

                           (4) A "Qualified  Joint and Survivor  Annuity," which
                  is an immediate annuity which is purchasable with the Participant's Nonforfeitable Account Balance and which provides a life annuity for the Participant and a survivor annuity payable for the remaining life of the Participant's surviving spouse equal to fifty percent (50%) of the amount of the annuity payable during the life of the Participant. However, the Participant may elect to receive a smaller annuity benefit with continuation of payments to the spouse in an amount equal to seventy-five percent (75%) or one hundred percent (100%) of the amount of the annuity payable during the life of the Participant.

                           (5) Except as required for married Participants,  the
                  Employer may expand or limit these options in the Adoption Agreement.

         Payments to be made to a married Participant shall be in the form of a Qualified Joint and Survivor Annuity (option (4) above) unless the Participant elects otherwise and obtains spousal consent pursuant to
         Section 6.13. Payments to be made to an unmarried Participant shall be in the form of a Straight Life Annuity (option (3) above) unless otherwise elected by the Participant. The Trustee may satisfy the Plan's obligation to pay benefits in the form of a Straight Life Annuity or a Qualified Joint and Survivor Annuity through the purchase of a Nontransferable Annuity Contract or other similar contract from a life insurance company whose products are qualified to be sold in the state in which the Employer has its principal place of business; provided that any such annuity otherwise complies with the terms of this Plan.

         6.07  DISTRIBUTIONS  UPON DEATH - PRIOR TO ANNUITY  STARTING DATE. Upon
               -----------------------------------------------------------
the death of a Participant prior to his Annuity Starting Date, if his Nonforfeitable Account Balance exceeds $3,500, the Participant's Account Balance shall be paid:

                  (a) If the Employer elects in its Adoption Agreement the provisions of Section 6.06(a) (no survivor annuities provided):

                           (1) If the Participant was married on the date of his
                  death for a period of at least one (1) year, if such provision is elected by the Employer in its Adoption Agreement Section 6.06, the Participant's Account Balance shall be paid to his spouse, in one of the optional forms of payment, as elected by the Participant (or if no election has been made prior to the Participant's death, by his spouse); or

                           (2) If the Participant was not married, or not married for a period of at least one (1) year if such provision is elected by the Employer in its Adoption Agreement
                  Section 6.06, the Participant's Account Balance shall be paid to a Beneficiary designated by the Participant, in one of the optional forms of payment, as elected by Participant (or if no election has been made prior to the Participant's death, by such Beneficiary).

                  (b) If the Employer elects in its Adoption Agreement the provisions of Section 6.06(b) (survivor annuities provided):

                           (1) If the Participant was married on the date of his
                  death, for a period of at least one (1) year, if such provision is elected by the Employer in its Adoption Agreement
                  Section 6.06, the Participant's Account Balance shall be paid to his spouse in the form of a Qualified Preretirement

                  Survivor Annuity, or with the consent of the spouse given before or after the Participant's death, in one of the optional forms of payment. A "Qualified Preretirement Survivor Annuity" is an annuity which is purchasable with at least fifty percent (50%) of the Participant's Nonforfeitable Account Balance (determined as of the date of the Participant's death) and which is payable for the life of the Participant's surviving spouse; or

                           (2) If the Participant was not married, or not married for a period of at least one (1) year, if such provision is elected by the Employer in its Adoption Agreement
                  Section 6.06, the Participant's Account Balance shall be paid to a Beneficiary designated by the Participant, in one of the other optional forms of payment, as elected by Participant (or if no election has been made prior to the Participant's death, by such Beneficiary).

         The Employer shall elect in Adoption Agreement Section 6.07, the actuarial equivalence percentage of the Qualified Preretirement Survivor Annuity. Any amounts not required to be distributed in the form above shall be distributed pursuant to the Participant's election, or, if no such election was made, pursuant to the election of the spouse.

                  (c)  Payments  under  this  Section  6.07  shall  be made  (or commence) within a reasonable period of time following the Participant's death, unless the Beneficiary elects otherwise with the consent of the Plan Administrator.

         6.08  DISTRIBUTIONS UPON DEATH - AFTER ANNUITY STARTING DATE.
               ------------------------------------------------------

                  (a) In the event of the death of a Participant prior to distribution to him of all of his Nonforfeitable Account Balance, but following his Annuity Starting Date, and if distribution is being made in a non-annuity form, then the Nonforfeitable Account Balance remaining to the credit of the Participant shall be paid to the Beneficiary in the form selected by the Participant, subject to the restrictions of Section 6.18.

                  (b) Notwithstanding any election under this Section 6.08(b), the provisions of Sections 6.06(b) and 6.07(b) shall apply:

                           (1) To a Participant's  Account Balance  attributable
                  to a plan from which this Plan is a transferee plan within the meaning of Code section 401(a)(11)(B)(III); and

                           (2) If  this  Plan  was at one  time  subject  to the
                  survivor annuity rules, and was later amended in a permissible manner to elect the provisions of Sections 6.06(a) and 6.07(a), to the Participant's Account Balances as of the later of (i) the date of the amendment, or (ii) the effective date of the amendment.

                  The Plan Administrator shall establish segregated Accounts as necessary, under the procedures of Section 3.04, to carry out the provisions of this Section 6.08(b).

         6.09  BENEFIT PAYMENT ELECTIONS.
               -------------------------

                  (a) Not earlier than thirty (30) days but not later than ninety (90) days before a Participant's Annuity Starting Date, the Plan Administrator must provide a benefit notice to a Participant who is eligible to make an election under this Section 6.09. The benefit notice must explain the optional forms of benefit available under the Plan, including the material features and relative values of those options, and the Participant's right to defer distribution until he attains the later of Normal Retirement Age or age sixty-two (62).

                  (b) If a Participant or Beneficiary makes an election prescribed by this Section 6.09, the Plan Administrator will direct the Trustee to distribute the Participant's Nonforfeitable Account Balance in accordance with that election, subject to the other requirements of this Article VI. The Participant or Beneficiary must make an election under this Section 6.09 by filing his election with the Plan Administrator at any time before the Trustee otherwise would commence to pay a Participant's Account Balance, in accordance with the requirements of this Article VI.

                  (c) If a distribution is one to which Code sectionsection 401(a)(11) and 417 do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(C) of the Income Tax Regulations is given, provided that:

                           (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and

                           (2) the  Participant,  after  receiving  the  notice,
                  affirmatively elects a distribution.

         6.10  DIRECT ROLLOVER TO ANOTHER QUALIFIED PLAN.
               -----------------------------------------

                  (a) This Section 6.10 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover.

                  (b)  The following definitions apply to this Section 6.10:

                           (1) "Eligible Rollover Distribution". An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under
                  Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                           (2) "Eligible Retirement Plan". An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                           (2) "Distributee". A Distributee includes an Employee
                  or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in
                  Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                           (4) "Direct Rollover". A Direct Rollover is a payment
                  by the Plan to the Eligible Retirement Plan specified by the Distributee.

                  (c) For distributions made prior to January 1, 1993, the Plan Administrator may direct the Trustee to transfer as a direct trustee-to-trustee transfer the balance to the credit of a Participant to the trustee of another qualified plan, if the trustee of the other plan is authorized to accept such a transfer.

         6.11 DISTRIBUTION RESTRICTIONS.  Notwithstanding anything herein to the
              -------------------------
contrary, the events giving rise to a distribution pursuant to the provisions of Sections 6.02 through 6.05 applicable to the Participant's Deferral Contributions Account, Qualified Nonelective Contributions Account and Qualified Matching Contributions Account must satisfy the distribution restrictions of this Section 6.11. "Distribution restrictions" means the Employee may not receive a distribution of the specified contributions (nor earnings on those contributions) except in the event of (1) the Participant's death, disability, termination of employment or attainment of age 59 1/2, (2) financial hardship satisfying the requirements of Code section 401(k) and the applicable Treasury regulations, (3) a plan termination, without establishment of a successor defined contribution plan (other than an ESOP), (4) a sale of substantially all of the assets (within the meaning of Code section 401(d)(2)) used in a trade or business, but only to an employee who continues employment with the corporation acquiring those assets, or (5) a sale by a corporation of its interest in a subsidiary (within the meaning of Code section 409(d)(3)), but only to an employee who continues employment with the subsidiary. For Plan Years beginning after December 31, 1988, a distribution on account of financial hardship, as directed in clause (2), may not include earnings on Elective Deferrals credited as of a date later than December 31, 1988, and may not include Qualified Matching Contributions and Qualified Nonelective Contributions, nor any earnings on such contributions, irrespective of when credited. A distribution described in clauses (3), (4) or (5), if made after March 31, 1988, must be a lump sum distribution, as required under Code section 401(k)(10).

         6.12  TRANSITIONAL  ELECTIONS.  Notwithstanding  the provisions of this
               -----------------------
Article VI, if the Participant (or Beneficiary) signed a written distribution designation prior to January 1, 1984, the Plan Administrator must distribute the Participant's Nonforfeitable Account Balance in accordance with that designation, subject however, to the survivor annuity requirements, if applicable, of this Article VI. This Section 6.12 does not apply to a pre-1985 distribution designation, and the Plan Administrator will not comply with that designation, if any of the following applies: (1) the method of distribution would have disqualified the Plan under Code section 401(a)(9) as in effect on December 31, 1983; (2) the Participant did not have an Account Balance as of December 31, 1983; (3) the distribution designation does not specify the timing and form of the distribution and the death Beneficiaries (in order of priority);
(4) the substitution of a Beneficiary modifies the payment period of the distribution; or (5) the Participant (or Beneficiary) modifies or revokes the distribution designation. In the event of a revocation, the Plan must distribute, no later than December 31 of the calendar year following the year of revocation, the amount which the Participant (or Beneficiary) would have received under Section 6.17 if the distribution designation had not been in effect. The Plan Administrator will apply this Section 6.12 to rollovers and transfers in accordance with Part J of the Code section 401(a)(9) Treasury regulations.

         6.13  ELECTION TO WAIVE PAYMENT METHOD.
               --------------------------------

                  (a) Either or both of the Qualified Joint and Survivor Annuity or the Qualified Preretirement Survivor Annuity may be waived by election of the Participant if the following conditions are satisfied:

                           (1) The  Participant's  spouse consents in writing to
                  such election, such consent acknowledges the effect of the election (including naming the specific nonspouse beneficiary and, in the case of a Qualified Joint and Survivor Annuity, the optional form of benefit being selected), and such consent is witnessed by a Plan representative or acknowledged before a notary public; or

                           (2) It is established to the satisfaction of the Plan
                  Administrator that such spouse's consent cannot be obtained because there is no spouse, because the spouse cannot be located, or because of other circumstances prescribed in Treasury regulations.

                  (b) In the case of a Qualified Joint and Survivor Annuity, such election is made during the ninety (90) day period ending on the Participant's Annuity Starting Date.

                  (c) In the case of a Qualified Preretirement Survivor Annuity, such election is made within the period ending on the date of the Participant's death and beginning on the first day of the Plan Year in which the Participant attains age thirty-five (35) or, if earlier, the date on which the Participant's employment terminates. Notwithstanding the foregoing, an earlier election will be valid if the required explanation is given, however, such election shall become null and void as of the first day of the Plan Year in which the Participant attains age thirty-five (35).

         The Participant shall have the right to revoke any election made under this Section 6.13 at any time within the respective election periods specified in subparagraphs (c) and (e) above. Any consent given by a Participant's spouse shall be irrevocable.

         6.14  NOTICE REQUIREMENTS.
               -------------------

                  (a) In the case of a Qualified Joint and Survivor Annuity, the Participant shall receive, not earlier than thirty (30) days, but not later than ninety (90) days, before the Participant's Annuity Starting Date (and consistent with Treasury regulations), a written explanation describing:

                           (1) the terms and  conditions of the Qualified  Joint
                  and Survivor Annuity;

                           (2) the  Participant's  right to make, and the effect
                  of, an election to waive the Qualified Joint and Survivor Annuity form of benefit;

                           (3) the rights of the Participant's  spouse regarding
                  the waiver election; and

                           (4) the  Participant's  right to make, and the effect
                  of, a revocation of a waiver election. The Plan does not limit the number of times the Participant may revoke a waiver of the Qualified Joint and Survivor Annuity or make a new waiver during the election period.

                  (b) In the case of a Qualified Preretirement Survivor Annuity, a married Participant shall receive a written explanation of the Qualified Preretirement Survivor Annuity comparable to that of the Qualified Joint and Survivor Annuity described above. The explanation must be provided to each married Participant by the Plan Administrator within the following period which ends last: (1) the period beginning on the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35);
         (2) a reasonable period ending after an Employee becomes a Participant;
         (3) a reasonable period ending after the survivor annuity rules first become applicable to the Participant; or (4) a reasonable period ending after a fully subsidized preretirement survivor annuity no longer satisfies the requirements for a fully subsidized benefit. A reasonable period described in clauses (2), (3) and (4) is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs and ending one (1) year after that date. If the Participant terminates employment before the Plan Year in which he attains age thirty-five (35), clauses (1), (2), (3) and (4) do not apply and the Plan Administrator must provide the written explanation within the two (2) year period beginning one (1) year before and ending one (1) year after the termination of employment. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined. The Plan does not limit the number of times the Participant may revoke a waiver of the Qualified Preretirement Survivor Annuity or make a new waiver during the election period.

         6.15  ADVANCE  PAYMENT OF  BENEFITS.  Subject to the  survivor  annuity
               -----------------------------
requirements of this Article VI, the Employer may elect in its Adoption Agreement Section 6.15 to permit terminated Participants or Beneficiaries of deceased Participants, or both, to elect to receive distribution of all or a portion of the Participant's Nonforfeitable Account Balance under the Plan prior to the distribution date otherwise selected by the Employer with respect to the event giving rise to the Participant's Separation from Service, pursuant to the provisions of this Article VI. If the Employer makes such an election, each Participant (or Beneficiary, if applicable) may elect, in the form and manner prescribed by the Plan Administrator, and in accordance with the corresponding Sections 6.01 through 6.08, to receive distribution of the Nonforfeitable Account Balance as soon as administratively possible following the Participant's termination of employment. The Nonforfeitable Account Balance shall be valued as of the immediately preceding Adjustment Date, or other more recent Valuation Date, without any earnings or losses thereon. If the Participant (or Beneficiary, if applicable) elects an advance distribution, any allocation of the Employer's contribution which the Participant may subsequently become entitled to receive in accordance with Article IV shall be distributed to such Participant, or his Beneficiary, in accordance with the remaining provisions of this Article VI. Provided, however, such Participant or Beneficiary must acknowledge in writing, in the form and manner prescribed by the Plan Administrator, that he may be entitled to receive an additional payment from the Plan for the year of termination, in accordance with the allocation provisions of Article IV, and must agree to waive any potential claims he may have on account of possible adverse tax consequences.

         6.16  REQUIRED BEGINNING DATE.
               -----------------------

                  (a) If any distribution commencement date described under this
         Section 6.16, either by Plan provision or by Participant election (or nonelection), is later than the Participant's Required Beginning Date, the Plan Administrator instead must direct the Trustee to make distribution on the Participant's Required Beginning Date, subject to the transitional election, if applicable, under Section 6.12.

                  (b)  "Required Beginning Date" shall mean:

                           (1) General rule.  The Required  Beginning  Date of a
                  Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

                           (2) Transitional  rules. The Required  Beginning Date
                  of a Participant who attains age seventy and one-half (70 1/2) before January 1, 1988, shall be determined in accordance with
                  (A) or (B) below:

                                    (A)  Non-five   percent  (5%)  owners.   The
                           Required Beginning Date of a Participant who is not a five percent (5%) owner is the first day of April of the calendar year following the calendar year in which the later of termination of employment, retirement or attainment of age seventy and one-half (70 1/2) occurs.

                                    (B) Five percent  (5%) owners.  The Required
                           Beginning Date of a Participant who is a five percent (5%) owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                                            (i)  the  calendar year in which the
                                    Participant attains age seventy and one-half
                                    (70 1/2); or

                                            (ii)  the  earlier  of the  calendar
                                    year with or within which ends the Plan Year in which the Participant becomes a five percent (5%) owner, or the calendar year in which the Participant terminates employment.

                           The Required Beginning Date of a Participant who is not a five percent (5%) owner who attains age seventy and one-half (70 1/2) during 1988, and who has not retired as of January 1, 1989, is April 1, 1990.

                                             (iii) Five  percent  (5%) owner.  A
                                    Participant  is  treated  as a five  percent
                                    (5%) owner for  purposes of this  Article if
                                    such  Participant  is a  five  percent  (5%)
                                    owner  as  defined  in Code  section  416(i)
                                    (determined in accordance  with Code section
                                    416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owners attains age sixty-six and one-half (66 1/2) or any subsequent Plan Year.

                                            (iv) Once  distributions  have begun
                                    to a five  percent  (5%)  owner  under  this
                                    Article,    they   must   continue   to   be
                                    distributed, even if the Participant ceases to be a five percent (5%) owner in a subsequent year.

                  (c) A mandatory distribution at the Participant's Required Beginning Date will be in a lump sum (or, if applicable, the normal annuity form of distribution required under Section 6.06(b)) unless the Participant, pursuant to the provisions of this Article VI, makes a valid election to receive an alternative form of payment. Notwithstanding the previous sentence, as of the first distribution calendar year, distributions, if not made in a single lump sum, may only be made over one of the following periods (or a combination thereof):

                           (1)  the life of the Participant,

                           (2) the  life  of the  Participant  and a  designated
                  Beneficiary,

                           (3) a period  certain not  extending  beyond the life
                  expectancy of the Participant, or

                           (4) a period  certain not extending  beyond the joint
                  and  last  survivor   expectancy  of  the  Participant  and  a
                  Beneficiary.

         6.17  LIMITATIONS ON DISTRIBUTIONS - INCIDENTAL BENEFIT RULE.
               ------------------------------------------------------

                  (a) The  Participant  shall not select any form of benefit for which the present value of the retirement benefits expected to be paid solely to the Participant does not exceed fifty percent (50%) of the present value of the total retirement benefits payable to the Participant and his Beneficiaries. This rule is subject to an exception for distributions made consistent with subparagraph (b)(2) below where the designated Beneficiary is the Participant's spouse.

                  (b) Subject to subparagraph (a) above, the Participant may not select a method of payment unless under that method distribution will be made:

                           (1) Over a period  not  extending  beyond the life or
                  life expectancy of the Participant; or

                           (2) Over a period not  extending  beyond the lives or
                  life   expectancies  of  the  Participant  and  an  individual
                  designated Beneficiary.

                  Where the designated Beneficiary is the Participant's spouse, the life expectancies of the Participant and his spouse may be recalculated on an annual basis and payments adjusted accordingly.

         6.18  RESTRICTIONS ON PAYMENTS AFTER DEATH OF PARTICIPANT.
               ---------------------------------------------------

                  (a) Notwithstanding any election a Participant may make, in the event of the death of such Participant after installment payments have commenced to him (or the death of his spouse if distribution has commenced to such spouse), the Participant's remaining Account Balance must be distributed to the Participant's Beneficiaries at least as rapidly as under the method of distribution that was in effect at the date of his death.

                  (b) If a Participant dies before receiving any distributions, his Account Balance must be distributed within five (5) years after his death; provided that the five (5) year requirement shall not be applied: (1) where his spouse has survived him, benefits are payable to the spouse, and distributions begin no later than the date on which the Participant would have reached age seventy and one-half (70 1/2); or
         (2) where the Account Balance is payable to a designated Beneficiary over a period not extending beyond the life expectancy of such Beneficiary the distributions begin no later than one (1) year after the Participant's death or such later date as IRS regulations permit.

         6.19 CODE SECTION 401(a)(9).  The provisions of Article VI are intended
              ----------------------
to comply with Code section 401(a)(9) and the regulations thereunder, including the rules on incidental death benefits. Sections 6.16 through 6.18 and Code section 401(a)(9) apply to all distributions from the Plan, notwithstanding any inconsistent provision or election otherwise permissible under this Article VI.



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



                                   ARTICLE VII
                              WITHDRAWALS AND LOANS

         7.01  EMPLOYEE CONTRIBUTIONS - WITHDRAWAL/DISTRIBUTION
               ------------------------------------------------

                  (a) A  Participant,  by  giving  prior  written  notice to the
         Trustee, may withdraw all or any part of the value of his Account Balance derived from his Employee Contributions subject to the requirements of this Article VII and further subject to the requirements of Section 3.02 with respect to Mandatory Contributions. No forfeiture will occur solely as a result of a Participant's withdrawal of his Employee Contributions to the Plan. A distribution of Employee Contributions must comply with the survivor annuity requirements described in Article VI, if those requirements apply to the Participant. A Participant may exercise his right, if any, to withdraw the value of his Account Balance derived from his Employee Contributions not more often than annually, as of the date specified in the Employer's Adoption Agreement Section 7.01. The Trustee, in accordance with the direction of the Plan Administrator, will distribute a Participant's unwithdrawn Account Balance attributable to his Employee Contributions in accordance with the provisions of Article VI applicable to the distribution of the Participant's Nonforfeitable Account Balance, including, but not limited to, the notice and consent requirements of Code sectionsection 417, if applicable, and 411(a)(11) and the regulations thereunder. If the Participant elects to make a withdrawal of his Employee Contributions which are voluntary Employee Contributions, he is prohibited from making further voluntary Employee Contributions to the Plan for a period of one (1) year from the date of withdrawal.

                  (b) The Employer may prescribe special distribution restrictions under Adoption Agreement Section 3.02 which will apply to Mandatory Contributions prior to the Participant's termination of employment. Following a Participant's termination of employment, the general distribution provisions of Article VI apply to the distribution of the Participant's Mandatory Contributions.

                  (c) Prior to January 1, 1987, withdrawals were limited to voluntary Employee contributions and treated as a nontaxable return of basis. Effective January 1, 1987, any withdrawals shall consist of both voluntary Employee Contributions and any earnings thereon. The pro rata basis recovery rules of section 72(e) shall apply to withdrawals of voluntary Employee Contributions after December 31, 1986. In accordance with the grandfather rule of Code section 72(e)(8)(D), which is available if the Plan permitted withdrawals of voluntary Employee Contributions on May 5, 1986, withdrawals shall be treated as a nontaxable return of basis up to the amount of the Participant's pre-1987 Employee Contributions (those made after December 31, 1986), the amount of each withdrawal treated as a nontaxable return of basis shall be determined by multiplying the amount of the withdrawal by a fraction, the numerator of which is the Participant's total amount of voluntary Employee Contributions, and the denominator of which is the total amount in his voluntary Employee Contributions Account. The remainder of the withdrawal shall be treated as taxable income to the Participant for the taxable year of the Participant in which the withdrawal was made.

         7.02  HARDSHIP  DISTRIBUTIONS  - GENERAL  PROVISIONS.  The Employer may
               ----------------------------------------------

elect in its Adoption Agreement Section 7.02 to permit distributions on account of a Participant's immediate and heavy financial need. Such hardship distributions may be made to either an active Participant or a terminated Participant not currently eligible to receive a distribution under the Plan, or both, as elected by the Employer in its Adoption Agreement Section 7.02. The distribution shall be made from the Participant's Accounts which are specified by the Employer in its Adoption Agreement 7.02, provided, however,a hardship distribution option may not apply to the Participant's Qualified Nonelective Contributions Account or Qualified Matching Contributions Account. Such a withdrawal shall be granted only if the Plan Administrator determines that the purpose of the withdrawal is to meet an immediate and heavy financial need of the Participant for which there is a lack of resources reasonably available, and the amount of the withdrawal does not exceed the financial need, including any amounts necessary to pay any federal, state or local income tax or penalties reasonably anticipated to result from such distribution. Distributions made pursuant to this Section 7.02 shall be made as soon as administratively possible after the date of distribution selected in the Employer's Adoption Agreement
Section 7.02. Accounts shall be adjusted as of the Adjustment Date, or other Valuation Date, on or before the withdrawal unless the Plan Administrator elects, in its discretion, to have a special valuation, which will then control. Any distribution made pursuant to this Section 7.02 shall be made in a manner which is consistent with and satisfies the provisions of Article VI, including, but not limited to, the notice and consent requirements of Code sectionsection 417, if applicable, and 411(a)(11) and the regulations thereunder.

         7.03 HARDSHIP  DISTRIBUTIONS  - SAFE HARBOR.  If the Employer elects to
              --------------------------------------
provide the safe harbor hardship distribution requirements provided in Regulations section 1.401(k)-1(d)(2) by so designating in the Adoption Agreement
Section 7.02, this Section 7.03 shall govern hardship distributions. The Employer may select a method of administering hardship distributions other than the safe harbor which shall be designated in an addendum to its Adoption Agreement, numbered Section 7.02. If the Employer does not elect the safe harbor requirements, then hardship distributions shall be administered and individual determinations of financial hardship made pursuant to a hardship distribution policy adopted by the Employer. If the safe harbor hardship provisions are selected, the Plan Administrator, in making its determination of the existence of a heavy and immediate financial need for which there is a lack of resources reasonably available, may reasonably rely on the Participant's representation that such need cannot be met by (1) insurance; (2) reasonable liquidation of the assets of the Participant or his spouse and assets held by their children to the extent not protected by the Uniform Transfers to Minors Act; (3) other distributions or loans from any other plan maintained by the Employer or any prior employer of the Participant or by a loan from any commercial source on reasonable terms. A hardship withdrawal shall not be denied solely because a Participant does not receive a nontaxable loan pursuant to Section 7.05 (provided the Employer permits loans in its Adoption Agreement Section 7.05) if the loan is not made on account of a determination by the Plan Administrator that the loan cannot be adequately secured, or if the loan would increase the amount of the financial need. Any Participant receiving a hardship distribution shall be ineligible to make further deferrals or Participant contributions under this Plan or any other plan maintained by the Employer until the first day of the Plan Year following the expiration of twelve (12) months following the date of the hardship distribution. For the taxable year of the Participant following the taxable year of the hardship distribution, such Participant's elective contributions under any Plan maintained by the Employer may not exceed the applicable limit under Code section 402(g), less the amount of the Participant's elective contributions for the taxable year of the hardship distribution.

         "Financial hardship" under this Section 7.03 shall mean a Participant's immediate and heavy financial need that cannot be met from other reasonably available resources and is caused by one or more of the following:

                  (a) Medical expenses incurred as the result of accident or illness incurred by the Participant, or the Participant's spouse or dependents, or the cost of such medical care if a hardship distribution is necessary to obtain medical care;

                  (b) The cost of purchasing or preserving the principal residence of the Participant, excluding mortgage payments;

                  (c) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant or the Participant's spouse, children, or dependents;

                  (d) The cost of preventing the Participant's eviction from, or foreclosure on the mortgage of, the Participant's principal residence; or

                  (e) Other unexpected or unusual expenses creating a financial need, as provided in published revenue rulings, notices or other documents of general applicability.

         7.04 IN-SERVICE  DISTRIBUTIONS.  Although the purpose of the Plan is to
              -------------------------
provide for each Participant's retirement, the Employer may elect in its Adoption Agreement Section 7.04 to permit a Participant, subject to the limitations in the Employer's Adoption Agreement, to withdraw all or any portion of his Nonforfeitable Account Balance prior to his Separation from Service. Any such withdrawal shall be made as soon as administratively possible following the date of distribution selected by the Employer in its Adoption Agreement. The application shall include evidence of the Participant's age and a statement of any other facts required by the Plan Administrator. The Trustee will distribute the balance of the Participant's Account Balances not distributed pursuant to his election(s) in accordance with the other distribution provisions of this Plan. Any distribution made pursuant to this Section 7.04 shall be made in a manner which is consistent with and satisfies the provisions of Article VI, including, but not limited to, the notice and consent requirements of Code sectionsection 417, if applicable, and 411(a)(11) and the regulations thereunder.

         7.05  LOANS.
               -----

                  (a) If the  Employer  so  elects  in  its  Adoption  Agreement
         Section 7.05, the Trustee is specifically authorized to make loans on a nondiscriminatory basis in accordance with the loan policy established by the Plan Administrator, provided: (1) the loan policy satisfies the requirements of Section 7.06; (2) loans are available to all Participants on a reasonably equivalent basis and are not available in a greater amount for Highly Compensated Employees than for other Employees; (3) any loan is adequately secured and bears a reasonable rate of interest; (4) the loan provides for repayment within a specified time; (5) the default provisions of the note prohibit offset of the Participant's Nonforfeitable Account Balance prior to the time the Trustee otherwise would distribute the Participant's Nonforfeitable Account Balance; (6) the amount of the loan does not exceed (at the time the Plan extends the loan) the amount of the Participant's Nonforfeitable Account Balance; and (7) the loan otherwise conforms to the exemption provided by Code section 4975(d)(1).

                  (b) The  Employer  shall  specify  in its  Adoption  Agreement
         Section 7.05 on whose behalf loans shall be permitted to be made under the Plan. Any loans made on behalf of inactive Participants or Beneficiaries shall be subject to the provisions of this Section 7.05 and Section 7.06. If the survivor annuity requirements of Article VI apply to the Participant, the Participant may not pledge any portion of his Account Balance as security for a loan made after August 18, 1985, unless, within the ninety (90) day period ending on the date the pledge becomes effective, the Participant's spouse, if any, consents (in a manner described in Section 7.06 other than the requirement relating to the consent of a subsequent spouse) to the security or, by separate consent, to an increase in the amount of security.

                  (c) If the Employer is an unincorporated trade or business, a Participant who is an Owner-Employee may not receive a loan from the Plan, unless he has obtained a prohibited transaction exemption from the Department of Labor. If the Employer is an "S Corporation," a Participant who is a shareholder-employee (an employee or an officer) who, at any time during the Employer's Taxable Year, owns more than five percent (5%), either directly or by attribution under Code section 318(a)(1), of the Employer's outstanding stock may not receive a loan from the Plan, unless he has obtained a prohibited transaction exemption from the Department of Labor. If the Employer is not an unincorporated trade or business nor an "S Corporation," this Section
         7.05 does not impose any restrictions on the class of Participants eligible for a loan from the Plan. Subject to the requirements of

         Sections 6.07 and 6.08, the Plan Administrator will determine the death benefit by reducing the Participant's Nonforfeitable Account Balance by any security interest the Plan has against the Nonforfeitable Account Balance by reason of an outstanding Participant loan.

         7.06. LOAN POLICY. If the Plan Administrator adopts a loan policy, pursuant to subparagraph 10.02(j), the loan policy must be a written document and must include: (a) the identity of the person or positions authorized to administer the Participant loan program; (b) a procedure for applying for the loan; (c) the criteria for approving or denying a loan; (d) the limitations, if any, on the types and amounts of loans available; (e) the procedure for determining a reasonable rate of interest; (f) the types of collateral which may secure the loan; and (g) the events constituting default and the steps the Plan will take to preserve Plan assets in the event of default. This Section 7.06 specifically incorporates a written loan policy as part of the Employer's Plan.

         7.07.  COLLATERAL  FOR LOAN.  The  Employer  may elect in its  Adoption
                --------------------
Agreement Section 7.07 to require a Participant to secure a loan using collateral which is in addition to a percentage of such Participant's vested Account Balance under the Plan.

                                  ARTICLE VIII
                       EMPLOYER ADMINISTRATIVE PROVISIONS

         8.01  IN GENERAL.  The Employer shall have the sole  responsibility for
               ----------
making the contributions provided for under Article IV and the authority to terminate its participation in this Plan. The Employer shall have the sole authority to appoint and remove the Trustee and any Investment Manager or Managers which it may elect to provide for managing all or any portion of the Trust, and to appoint the Plan Administrator.

         8.02 INFORMATION TO PLAN ADMINISTRATOR.  If the Employer is not serving
              ---------------------------------
as the Plan Administrator, the Employer shall supply current information to the Plan Administrator as to the name, date of birth, date of employment, annual compensation, leaves of absence, Years of Service and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Plan Administrator considers necessary. The Employer's records as to the current information the Employer furnishes to the Plan Administrator are conclusive as to all persons.

         8.03 NO LIABILITY. The Employer assumes no obligation or responsibility
              ------------
to any of its Employees, Participants or Beneficiaries for any act of, or failure to act, on the part of its Plan Administrator (unless the Employer is the Plan Administrator), or the Trustee.

         8.04 INDEMNITY OF CERTAIN FIDUCIARIES.  To the extent permitted by law,
              --------------------------------
the Employer indemnifies and holds harmless the Plan Administrator, and any person or persons serving in the capacity of Plan Administrator, as provided in
Section 10.01, from and against any and all loss resulting from liability to which the Plan Administrator may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in its official capacity in the administration of this Trust or Plan or both, including all expenses reasonably incurred in its defense, in case the Employer fails to provide such defense. No Plan assets may be used for any such indemnification. The indemnification provisions of this Section 8.04 do not relieve the Plan Administrator or any person serving as a Plan Administrator from any liability he may have under ERISA for breach of a fiduciary duty. Furthermore, the Plan Administrator and the Employer may execute a letter agreement further delineating the indemnification agreement of this Section 8.04, provided the letter agreement must be consistent with and does not violate ERISA. The indemnification provisions of this Section 8.04 extend to the Trustee solely to the extent provided by a letter agreement executed by the Trustee and the Employer.

         8.05  EMPLOYER DIRECTION OF  INVESTMENT.  The Employer has the right to
               ---------------------------------
direct the Trustee with respect to the investment and reinvestment of assets comprising the Trust Fund only if the Trustee consents in writing to permit such direction. If the Trustee consents to Employer direction of investment, the Trustee and the Employer must execute a letter agreement as a part of this Plan containing such conditions, limitations and other provisions they deem appropriate before the Trustee will follow any Employer direction as respects the investment or reinvestment of any part of the Trust Fund.

         8.06 INVESTMENT FUNDS. The Employer may elect in its Adoption Agreement
              ----------------
Section 8.06 to authorize the use of one or more investment funds. If the Employer makes such an election, each Participant shall be entitled to direct the Trustee as to the investment and reinvestment of the amount credited to his Account pursuant to a policy established and maintained by the Plan Administrator. Such policy shall include, but not by way of limitation, (i) the available investment fund options; (ii) that portion of the Participant's Account Balance, or vested Account Balance, subject to such investment options;
(iii) the percentage increments of a Participant's Account which may be allocated to each available investment fund; and (iv) the manner and timing of elections by Participants. Each Eligible Employee, prior to his Entry Date shall be permitted to elect how his Account Balance shall be invested in accordance with uniform rules adopted by the Plan Administrator. If no investment direction is received, the Plan Administrator shall direct the investment of the Participant's Account in a uniform and nondiscriminatory manner. Each Participant may elect the change the manner in which his account balance is being invested at such time and in such manner as prescribed by the Plan Administrator. This Section 8.06 specifically incorporates a written Investment Fund Election Policy as part of the Employer's Plan. The Plan Administrator reserves the right to amend or modify the Policy.

         8.07  AMENDMENT TO VESTING SCHEDULE.  Though the Employer  reserves the
               -----------------------------
right to amend the vesting schedule at any time, the Plan Administrator will not apply the amended vesting schedule to reduce the Nonforfeitable percentage of any Participant's Account Balance derived from Employer contributions (determined as of the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan without regard to the amendment. An amended vesting schedule will apply to a Participant only if the

Participant receives credit for at least one Hour of Service after the new schedule becomes effective. If the Employer makes a permissible amendment to the vesting schedule, each Participant having at least three (3) Years of Service with the Employer may elect to have the percentage of his Nonforfeitable Account Balance computed under the Plan without regard to the amendment. For Plan Years beginning prior to January 1, 1989, or with respect to Employees who fail to complete at least one (1) Hour of Service in a Plan Year beginning after December 31, 1998, the election described in the preceding sentence applies only to Participants having at least five (5) Years of Service with the Employer. The Participant must file his election with the Plan Administrator within sixty (60) days of the latest of (a) the Employer's adoption of the amendment; (b) the effective date of the amendment; or (c) the date the Participant receives written notice of the amendment from the Employer or Plan Administrator. The Plan Administrator, as soon as practicable, must forward written notice of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. The election described in this Section 8.07 does not apply to a Participant if the amended vesting schedule provides for vesting at least as rapid at all times as the vesting schedule in effect prior to the amendment. For purposes of this
Section 8.07, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Nonforfeitable percentage of an Employee's rights to his Employer derived Account Balance. Furthermore, the Plan Administrator must treat any shift in the vesting schedule, due to a change in the Plan's top-heavy status, as an amendment to the vesting schedule for purposes of this Section 8.07.

                                   ARTICLE IX
                      PARTICIPANT ADMINISTRATIVE PROVISIONS

         9.01  BENEFICIARY  DESIGNATION.  Any  Participant may from time to time
               ------------------------
designate, in writing, any person or persons, contingently or successively, to whom the Trustee will pay his Nonforfeitable Account Balance (including any life insurance proceeds payable to the Participant's Account) in the event of his death and the Participant may designate the form and method of payment. The Plan Administrator will prescribe the form for the written designation of Beneficiary and, upon the Participant's filing the form with the Plan Administrator, the form effectively revokes all designations filed prior to that date by the same Participant.

         9.02  COORDINATION WITH SURVIVOR ANNUITY REQUIREMENTS.  If the survivor
               -----------------------------------------------
annuity requirements of Article VI apply to the Participant, this Section 9.02 does not impose any special spousal consent requirements on the Participant's Beneficiary designation. However, in the absence of spousal consent (as required by Article VI) to the Participant's Beneficiary designation: (a) any waiver of the Qualified Joint and Survivor Annuity or of the Qualified Preretirement Survivor Annuity is not valid; and (b) if the Participant dies prior to his Annuity Starting Date, the Participant's Beneficiary designation will apply only to the portion of the death benefit which is not payable as a Qualified Preretirement Survivor Annuity. Regarding clause (b), if the Participant's surviving spouse is a primary Beneficiary under the Participant's Beneficiary designation, the Trustee will satisfy the spouse's interest in the Participant's death benefit first from the portion which is payable as a Qualified Preretirement Survivor Annuity. If the survivor annuity requirements of Article VI do not apply to the Participant, the Beneficiary designation of a married Participant is not valid unless the Participant's spouse consents (in a manner described in Section 6.13) to the Beneficiary designation. Unless the Employer elects otherwise in Adoption Agreement Section 6.06, this spousal consent requirement does not apply if the Participant and his spouse are not married throughout the one (1) year period ending on the date of the Participant's death, or if the Participant's spouse is the Participant's sole primary Beneficiary.

         9.03  NO BENEFICIARY DESIGNATION/DEATH OF BENEFICIARY. If a Participant
               -----------------------------------------------
fails to name a Beneficiary in accordance with Section 9.01, or if the Beneficiary named by a Participant predeceases him, then the Trustee will pay the Participant's Nonforfeitable Account Balance in accordance with Section 6.06 in the following order of priority, unless the Employer specifies a different order of priority in an addendum to its Adoption Agreement, numbered Section 9.03, to:

                  (a)  The Participant's surviving spouse;

                  (b) The Participant's surviving children, including adopted children, in equal shares;

                  (c)  The Participant's surviving parents, in equal shares; or

                  (d)  The Participant's estate.

         If the Beneficiary does not predecease the Participant, but dies prior to distribution of the Participant's entire Nonforfeitable Account Balance, the Trustee will pay the remaining Nonforfeitable Account Balance to the Beneficiary's estate unless the Participant's Beneficiary designation provides otherwise or unless the Employer provides otherwise in an addendum to its Adoption Agreement, numbered Section 9.03. If the Plan is not subject to the survivor annuity requirements of Article VI, the Employer may not specify a different order of priority in an addendum to its Adoption Agreement unless the Participant's surviving spouse will be first in the different order of priority. The Plan Administrator will direct the Trustee as to the method and to whom the Trustee will make payment under this Section 9.03.

         9.04  PERSONAL DATA TO PLAN ADMINISTRATOR.  Each  Participant  and each
               -----------------------------------
Beneficiary of a deceased Participant must furnish to the Plan Administrator such evidence, data or information as the Plan Administrator considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Plan Administrator, provided the Plan Administrator advises each Participant of the effect of his failure to comply with its request.

         9.05 ADDRESS FOR NOTIFICATION. Each Participant and each Beneficiary of
              ------------------------
a deceased Participant must file with the Plan Administrator from time to time, in writing, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his last post office address filed with the Plan Administrator, or as shown on the records of the Employer, binds the Participant, or Beneficiary, for all purposes of this Plan.

         9.06 NOTICE OF CHANGE IN TERMS. The Plan Administrator, within the time
              -------------------------
prescribed by ERISA and the applicable regulations, must furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by ERISA to be furnished without charge.

         9.07  LITIGATION  AGAINST THE TRUST. A court of competent  jurisdiction
               -----------------------------
may authorize any appropriate equitable relief to redress violations of ERISA or to enforce any provisions of ERISA or the terms of the Plan. A fiduciary may receive reimbursement of expenses properly and actually incurred in the performance of his duties with the Plan.

         9.08  INFORMATION  AVAILABLE.  Any  Participant  in  the  Plan  or  any
               ----------------------
Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract or any other instrument under which the Plan was established or is operated. The Plan Administrator will maintain all of the items listed in this Section 9.08 in its office, or in such other place or places as it may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary, the Plan Administrator must furnish him with a copy of any item listed in this
Section 9.08. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished.

         9.09  PARTICIPANT DIRECTION OF INVESTMENT.
               -----------------------------------

                  (a) The Employer must elect in its Adoption  Agreement Section
         9.09 if Participants are permitted to direct the investment of their respective Accounts under the Plan. If the Trustee consents, the Trustee will accept direction from each Participant on a written election form (or other written agreement), as a part of this Plan, containing such conditions, limitations and other provisions the parties deem appropriate. The Plan Administrator, in a uniform and nondiscriminatory manner, shall establish written procedures, incorporated specifically as a part of this Plan, relating to Participant direction of investment under this Section 9.09. The Trustee will maintain a segregated investment Account to the extent a Participant's Account is subject to Participant self-direction. The Trustee is not liable for any loss, nor is the Trustee liable for any breach, resulting from a Participant's direction of the investment of any part of his directed Account.

                  (b) The Plan Administrator, to the extent provided in a written loan policy adopted under Section 7.06, will treat a loan made to a Participant as a Participant direction of investment under this
         Section 9.09. To the extent of the loan outstanding at any time, the borrowing Participant's Account alone shares in any interest paid on the loan, and it alone bears any expense or loss it incurs in connection with the loan. The Trustee may retain any principal or interest paid on the borrowing Participant's loan in an interest bearing segregated Account on behalf of the borrowing Participant until the Trustee deems it appropriate to add the amount paid to the Participant's separate Account under the Plan.

                                    ARTICLE X
       PLAN ADMINISTRATOR - DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

         10.01  ADMINISTRATOR.  The  Employer  shall be the Plan  Administrator,
                -------------
unless otherwise specified in the Plan Information Section of its Adoption Agreement.

         10.02  ADMINISTRATIVE  POWERS AND DUTIES. The Plan Administrator  shall
                ---------------------------------
administer the Plan in a uniform and nondiscriminatory manner in accordance with its terms, and shall have all powers necessary to exercise its discretion in carrying out the terms and provisions of the Plan. The Plan Administrator has the following powers and duties:

                  (a) To establish the funding policy of the Plan in accordance with Section 10.03;

                  (b) To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Account Balance and the Nonforfeitable percentage of each Participant's Account Balance;

                  (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan, provided the rules are not inconsistent with the terms of the Agreement;

                  (d) To construe and enforce the terms of the Plan and the rules and regulations it adopts, including interpretation of the Plan documents and documents related to the Plan's operation;

                  (e) To direct the Trustee as respects the crediting and distribution of the Trust;

                  (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

                  (g) To furnish the Employer with information which the Employer may require for tax or other purposes;

                  (h) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties;

                  (i) To engage the services of an Investment Manager or Managers (as defined in ERISA section 3(3)), each of whom will have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under its control;

                  (j) To establish, in its sole discretion, a nondiscriminatory policy (see Section 7.06) which the Trustee must observe in making loans, if any, to Participants and Beneficiaries; and

                  (k) To direct the Trustee as to the voting of stock held in the Trust Fund established hereby, or as to any other actions that may be appropriate with respect thereto (such as participation in reorganizations, etc.); provided that in the absence of any such direction, the Trustee shall have the right to vote such stock and take such other actions in its sole discretion.

         The Plan Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

         10.03  FUNDING POLICY.  The Plan Administrator shall have the authority
                --------------
and responsibility for establishing and implementing a funding method and policy consistent with the needs of the Plan and the requirements of ERISA. The funding method and policy so established shall be in writing, and a copy thereof shall be delivered to the Trustee. The Plan Administrator will review, not less often than annually, all pertinent Employee information and Plan data in light of the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives. The Plan Administrator must communicate periodically, as it deems appropriate, to the Trustee and to any Plan Investment Manager the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

         10.04  RULES AND  DECISIONS.  The Plan  Administrator  may  adopt  such
                --------------------
by-laws, rules and regulations as it deems necessary, desirable, or appropriate, provided that same shall not be inconsistent with or contrary to the express terms of the Plan. All such by-laws, rules, regulations and decisions of the Plan Administrator shall be applied uniformly in all circumstances.

         10.05  MANNER OF ACTION.  If more than one person is designated as Plan
                ----------------
Administrator, the decision of a majority of such individuals appointed and qualified controls. Such committee may authorize any one of its members, or its secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. The Plan Administrator must evidence this authority by an instrument signed by all members and filed with the Trustee. A member of the committee who is a Participant shall not vote on any issue relating specifically to himself, and any such action shall be decided or voted by the majority of the remaining committee members (except that such member may sign unanimous written consent to resolutions adopted or other action taken without a meeting).

         10.06  INDIVIDUAL ACCOUNTS.
                -------------------

                  (a) The Plan Administrator will maintain, or direct the Trustee to maintain, for purposes of administering the Plan, a separate Account, or multiple Accounts, with respect to Employer contributions and Participant contributions, in the name of each Participant to reflect the Participant's Account Balance under the Plan. Separate records shall be kept as to all transactions affecting the respective accounts. Except when specifically designated otherwise, the above accounts shall be collectively referred to as the Participant's "Account." All contributions and the proportionate part of profits and losses attributable thereto, and withdrawals therefrom, shall be credited or debited respectively against each respective account. Nevertheless, the respective accounts need not be segregated and held by the Trustee as a separate fund but may be held as a commingled Trust Fund together with the other funds of the Plan.

                  (b) If a Participant re-enters the Plan subsequent to his having a Forfeiture Break in Service, the Plan Administrator, or the Trustee, must maintain a separate Account for the Participant's pre-Forfeiture Break in Service Account Balance and a separate Account for his post-Forfeiture Break in Service Account Balance, unless the Participant's entire Account Balance under the Plan is 100% Nonforfeitable.

                  (c) The Plan Administrator will make its allocations, or request the Trustee to make its allocations, to the Accounts of the Participants in accordance with the provisions of Section 10.08. The Plan Administrator may direct the Trustee to maintain a temporary segregated investment Account in the name of a Participant to prevent a distortion of income, gain or loss allocations under Section 10.08. The Plan Administrator must maintain records of its activities.

         10.07  VALUE  OF  PARTICIPANT'S  ACCOUNT  BALANCE.  The  value  of each
                ------------------------------------------
Participant's Account Balance consists of that proportion of the net worth (at fair market value) of the Employer's Trust Fund which the net credit balance in his Account (exclusive of the cash value of incidental benefit insurance contracts) bears to the total net credit balance in the Accounts (exclusive of the cash value of the incidental benefit insurance contracts) of all Participants plus the cash surrender value of any incidental benefit insurance contracts held by the Trustee on the Participant's life. For purposes of a distribution under the Plan, the value of a Participant's Account Balance is its value as of the Valuation Date immediately preceding the date of the distribution.

         10.08  ALLOCATION  AND  DISTRIBUTION  OF NET  INCOME  GAIN OR  LOSS.  A
                ------------------------------------------------------------
"Valuation Date" under this Plan is each Adjustment Date and each interim Valuation Date determined under the Employer's Adoption Agreement Section 1.51. As of each Valuation Date the Plan Administrator must adjust Accounts to reflect net income, gain or loss since the last Valuation Date. The valuation period is the period beginning the day after the last Valuation Date and ending on the current Valuation Date.

                  (a) With respect to all Participant Accounts other than segregated investment Accounts, the Plan Administrator first will adjust the Participant Accounts, as those Accounts stood at the beginning of the current valuation period, by reducing the Accounts for any forfeitures arising under Section 5.11 or under Section 10.15, for amounts charged during the valuation period to the Accounts in accordance with Section 10.14 (relating to distributions) and Section
         13.02 (relating to insurance premiums), and for the cash value of incidental benefit insurance contracts. The Plan Administrator then, subject to the restoration allocation requirements of Sections 5.08 and
         5.09 or of Section 10.15, will allocate the net income, gain or loss pro rata to the adjusted Participant Accounts. The allocable net income, gain or loss is the net income (or net loss), including the increase or decrease in the fair market value of assets, since the last Valuation Date. Notwithstanding anything herein to the contrary, no gains or losses shall be credited to a Participant's Account between the date such Account is valued for payment and the actual date it is paid.

                  (b) Notwithstanding paragraph (a) above, with respect to contributions made to the Plan after the previous Valuation Date, the method specified in the Employer's Adoption Agreement Section 10.08 shall be used. If the Employer selects a weighted average method of allocation contributions made to the Plan after the previous Valuation Date, such "weighted average allocation" method will treat a weighted portion of the applicable contributions as if includible in the Participant's Account as of the beginning of the valuation period. The weighted portion is a fraction, the numerator of which is the number of months in the valuation period, excluding each month in the valuation period which begins prior to the contribution date of the applicable contributions, and the denominator of which is the number of months in the valuation period.

                  As of the last day of each  Plan  Year  (or,  if  earlier,  an allocation date coinciding with a Valuation Date) the Plan Administrator will reallocate the segregated Account to the Participant's appropriate Account, in accordance with Section 3.07 or
         Section 4.04, whichever applies to the contributions.

                  (c) A segregated investment Account receives all income it earns and bears all expense or loss it incurs. The Plan Administrator will adopt uniform and nondiscriminatory procedures for determining income or loss of a segregated investment Account in a manner which reasonably reflects investment directions relating to pooled investments and investment directions occurring during a valuation period. As of the Valuation Date, the Plan Administrator must reduce a segregated Account for any forfeiture arising under Section 5.11 after the Plan Administrator has made all other allocations, changes or adjustments to the Account for the Plan Year.

                  (d) An Excess Amount or suspense account described in Article IV does not share in the allocation of net income, gain or loss described in this Section 10.08. This Section 10.08 applies solely to the allocation of net income, gain or loss of the Trust. The Plan Administrator will allocate the Employer contributions and Participant forfeitures, if applicable, in accordance with Article IV.

         10.09  DETERMINATION  AS  TO  ELIGIBILITY.   Any  question  as  to  the
                ----------------------------------
eligibility of any Employee hereunder shall be determined by the Plan Administrator in accordance with the terms hereof and such determination shall be final and conclusive for all purposes. The Plan Administrator shall determine the eligibility of Employees in accordance with the provisions of this Plan from the books and records of the Employer, or from such other information or evidence as it may deem sufficient, and shall provide notice to each Employee when he becomes eligible to participate hereunder.

         10.10  AUTHORIZATION OF BENEFIT PAYMENTS.  The Plan Administrator shall
                ---------------------------------
issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan. The Plan Administrator may require a Participant to complete and file with the Plan
Administrator an application for a benefit and all other forms approved by the Plan Administrator, and to furnish all pertinent information requested by the Plan Administrator. The Plan Administrator may rely upon all such information so furnished, including but not limited to the Participant's current mailing address.

         10.11 PAYMENT FOR BENEFIT OF DISABLED OR INCAPACITATED PERSON. Whenever
               -------------------------------------------------------
in the opinion of the Plan Administrator a person entitled to receive any payment of a benefit hereunder or installment thereof is under a legal disability or is physically, mentally, or legally incapable of acknowledging receipt of such payment, the Plan Administrator may direct the Trustee to make payments to such person or to his legal representative or to a relative or friend of such person for his benefit, or to an institution maintaining him if no guardian or committee has been appointed for him, or the Plan Administrator may direct the Trustee to apply the payment for the benefit of such person in such manner as the Plan Administrator considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

         10.12  BOND.  To the extent required by ERISA, a fidelity bond or other
                ----
surety shall be required of the Employer and any other party at any time serving as a fiduciary with respect to the Plan, and shall be in an amount equal to the greater of $1,000, or ten percent (10%) of the assets in the Plan, but need not be greater than $500,000, unless provided otherwise by the Secretary of Labor or ERISA. The payment of premiums of such bond or other surety shall be paid by the Employer within a reasonable time or, upon its failure to do so, by the Trustee from the Trust Fund. The amount of such bond shall be fixed at the beginning of each Plan Year in accordance with the provisions of section 412(a) of ERISA.

         10.13 INDIVIDUAL STATEMENT. As soon as practicable after the Adjustment
               --------------------
Date of each Plan Year, but within the time prescribed by ERISA and the regulations under ERISA, the Plan Administrator will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Account Balance in the Trust as of that date and such other information ERISA requires to be furnished to the Participant or Beneficiary. No Participant, except an individual designated in Section 10.01 to serve as Plan Administrator, has the right to inspect the records reflecting the Account of any other Participant.

         10.14   ACCOUNT   CHARGED.   The  Plan   Administrator   may  charge  a
                 -----------------
Participant's Account for all distributions made from that Account to the Participant, to his Beneficiary or to an alternate payee. The Plan Administrator may also charge a Participant's Account for any administrative expenses incurred by the Plan directly related to that Account.

         10.15  UNCLAIMED ACCOUNT PROCEDURE.
                ---------------------------

                  (a) The Plan does not require either the Trustee or the Plan Administrator to search for, or to ascertain the whereabouts of, any Participant or Beneficiary. At the time the Participant's or Beneficiary's benefit becomes distributable under Article VI, the Plan Administrator, by certified or registered mail addressed to his last known address of record with the Plan Administrator or the Employer, must notify any Participant, or Beneficiary, that he is entitled to a distribution under this Plan. The notice must quote the provisions of this Section 10.15 and otherwise must comply with the notice requirements of Article VI. If the Participant, or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the Plan Administrator within six (6) months from the date of mailing of the notice, the Plan Administrator will treat the Participant's or Beneficiary's unclaimed payable Account Balance as forfeited and will reallocate the unclaimed payable Account Balance in accordance with Section 4.09. A forfeiture under this Section will occur at the end of the notice period or, if later, the earliest date applicable Treasury regulations would permit the forfeiture. Pending forfeiture, the Plan Administrator, following the expiration of the notice period, may direct the Trustee to segregate the Nonforfeitable Account Balance in a segregated Account and to invest that segregated Account in Federally insured interest bearing savings accounts or time deposits (or in a combination of both), or in other fixed income investments.

                  (b) If a Participant or Beneficiary who has incurred a forfeiture of his Account Balance under the provisions of this Section
         10.15 makes a claim, at any time, for his forfeited Account Balance, the Plan Administrator must restore the Participant's or Beneficiary's forfeited Account Balance to the same dollar amount as the dollar amount of the Account Balance forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The Plan Administrator will make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim, first from the amount, if any, of Participant forfeitures the Plan Administrator otherwise would allocate for the Plan Year, then from the amount, if any, of the Trust Fund net income or gain for the Plan Year and then from the amount, or additional amount, the Employer contributes to enable the Plan Administrator to make the required restoration. The Plan Administrator must direct the Trustee to distribute the Participant's or Beneficiary's restored Account Balance to him not later than sixty
         (60) days after the close of the Plan Year in which the Plan Administrator restored the forfeited Account Balance. The forfeiture provisions of this Section 10.15 apply solely to the Participant's or the Beneficiary's Account Balance derived from Employer contributions.

         10.16  TERMS TO BE COMMUNICATED.  The principal terms of the Plan shall
                ------------------------
be communicated to the Employees by the Plan Administrator, and the Plan Administrator shall notify each Employee of his rights and benefits hereunder. The Participants shall be conclusively deemed for all purposes to have consented to all of the terms and provisions of this Plan and shall be bound thereby with the same force and effect as if they had executed this Plan. A copy of the Plan shall be available to each Participant hereunder by having a copy available at the principal office of each Employer during business hours.

         10.17  SIGNATURE AUTHORITY.  If the Plan  Administrator  shall delegate
                -------------------
specific fiduciary responsibilities, it may designate and authorize one or more of the persons being so delegated to sign documents; and shall further notify the Trustee of such action and the name or names of the person or persons so designated. The Trustee shall thereafter accept and rely upon any document executed by such person or persons as representing action by the Plan
Administrator until the Plan Administrator shall deliver to the Trustee a written revocation of such designation.

         10.18  FIDUCIARY NOTICE REQUIREMENTS.  The Plan Administrator and those
                -----------------------------
to whom it has delegated fiduciary duties shall notify the Trustee of any action taken with respect to the Plan, and when required to do so, shall notify any other interested party. The Plan Administrator and those to whom it has delegated fiduciary duties shall maintain all books of account, records, and other data as shall be necessary to properly administer the Plan and satisfy the disclosure and reporting requirements of ERISA and the Code. The Plan Administrator shall ensure that the Plan is in compliance with the various reporting requirements set forth in ERISA, the Code and the regulations thereunder.

         10.19  RELIANCE.  The  Plan  Administrator  shall be  entitled  to rely
                --------
conclusively upon, and shall be fully protected in any actions taken by it in good faith and in reliance upon any opinions or reports which shall be furnished to it by an accountant, actuary, counsel, or other specialist. The Plan Administrator shall not incur any liability for its action or failure to act, excepting only liability for its own gross negligence or willful misconduct. The Plan Administrator shall indemnify each person to whom it has delegated fiduciary duties against all claims, losses, damages, expenses, and liabilities arising from any action or failure to act, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such person.

         10.20 SUCCESSOR FIDUCIARY. Upon the death, resignation, or inability to
               -------------------
serve of any person to whom the Employer or Plan Administrator has delegated fiduciary duties, a successor fiduciary shall be appointed within thirty (30) days. If the Employer shall cease to exist, or be dissolved, voluntarily or involuntarily, or have a receiver or trustee in bankruptcy appointed, a successor fiduciary shall be appointed within thirty (30) days by the then remaining persons (if any) to whom fiduciary duties have been delegated. If there are no remaining persons to whom the Employer has delegated fiduciary duties, or in the event of the inability, failure, or refusal of the then remaining fiduciaries to make such appointment, a successor fiduciary shall be selected by a majority of the Participants under the Plan who are Employees of the Employer at the time of the occurrence of the foregoing events.

         10.21  UNIFORM APPLICATION.  The provisions of this Plan shall apply to
                -------------------
all Participants uniformly.


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

                                   ARTICLE XI
                            TRUSTEE POWERS AND DUTIES

         11.01 TRUST.  All assets of the Plan shall be held in the Trust forming
               -----
part of this Plan, which shall be administered as a fund to provide for the payment of benefits as provided in the Plan to the Participants or their successors in interest, out of the income and principal of the Trust. The
Trustee shall discharge its duties as such solely in the interest of the Participants and their successors in interest. The Trustee shall act:

                  (a) For the exclusive purposes of providing benefits to Participants and their successors in interest and defraying reasonable expenses of administering the Plan, including the Trust, which is a part of the Plan;

                  (b) With the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims; and

                  (c) In accordance with the Plan and Trust agreement, except to the extent such document may be inconsistent with ERISA.

         11.02 TRUST FUND.  The Trustee  shall hold the funds  received from the
               ----------
Employer subject to the terms of this Plan and upon the uses and trusts, and for the purposes herein set forth. The funds subject to the provisions of this Trust shall include, but shall not be limited to, all monies, properties, securities, investments, notes, bonds, mortgages, debentures, shares of stock, accounts, and evidences of indebtedness of whatsoever kind or nature at any time or from time to time acquired or held by the Trustee pursuant to the terms of this Plan; however, the Trustee shall be responsible only for such funds as shall actually be received by it as Trustee hereunder.

         11.03  ESTABLISHMENT OF TRUST.
                ----------------------

                  (a) The Trustee shall hold and manage the assets of the Plan and shall receive to be included in the Trust Fund any contributions paid to it in cash, or other property approved by the Plan Administrator and acceptable to the Trustee, and shall retain, manage, administer, hold, and distribute the same, together with the income therefrom, in accordance with the terms and provisions of this Plan. No part of the corpus or income of the Trust Fund shall be used for any purpose except for the exclusive benefit of Employees of the Employer or their surviving spouses or other Beneficiaries, and payment of the expenses of administration of the Plan and Trust.

                  (b) All contributions so received together with the income therefrom shall be managed, invested and reinvested by the Trustee, subject, however, to the right of the Employer to appoint and employ any Investment Manager or Managers to manage and/or invest and reinvest the Trust Fund, or any part thereof, as provided in Section 8.01.

         11.04 ACCEPTANCE.  The Trustee accepts the Trust created under the Plan
               ----------
and agrees to perform the obligations imposed. The Trustee must provide bond for the faithful performance of its duties under the Trust to the extent required by ERISA.

         11.05  RECEIPT OF  CONTRIBUTIONS.  The  Trustee is  accountable  to the
                -------------------------
Employer for the funds contributed to it by the Employer, but does not have any duty to see that the contributions received comply with the provisions of the Plan. The Trustee is not obliged to collect any contributions from the Employer, nor is obliged to see that funds deposited with it are deposited according to the provisions of the Plan.

         11.06  INVESTMENT POWERS. The Trustee has full discretion and authority
                -----------------
with regard to the investment of the Trust Fund, except with respect to a Plan asset under the control or direction of a properly appointed Investment Manager or with respect to a Plan asset properly subject to Employer, Participant or Plan Administrator direction of investment. The Trustee must coordinate its investment policy with Plan financial needs as communicated to it by the Plan Administrator. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

                  (a) To invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, put and call options traded on a national exchange, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, U.S. Treasury notes and other direct or indirect obligations of the Unites States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, to buy or sell options on common stock on a nationally recognized exchange with or without holding the underlying common stock, to buy and sell commodities, commodity options and contracts for the future delivery of commodities, and to make any other investments the Trustee deems appropriate, as a prudent man would do under like circumstances with due regard for the purposes of this Plan. Any investment made or retained by the Trustee in good faith is proper but must be of a kind constituting a diversification considered by law suitable for trust investments.

                  (b) To retain in cash so much of the Trust Fund as it may deem advisable to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account at reasonable interest.

                  (c) To invest, if the Trustee is a bank or similar financial institution supervised by the United States or by a State, in any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code section 414(b)) at a reasonable rate of interest or in a common trust fund, as described in Code section 584, or in a collective investment fund, the provisions of which govern the investment of such assets and which the Plan incorporates by this reference, which the Trustee (or its affiliate, as defined in Code section 1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as trustee and which conforms to the rules of the Comptroller of the Currency.

                  (d) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee decides.

                  (e) To credit and distribute the Trust as directed by the Plan Administrator. The Trustee is not obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee is accountable only to the Plan Administrator for any payment or distribution made by it in good faith on the order or direction of the Plan Administrator.

                  (f) To borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge.

                  (g) To compromise, contest, arbitrate or abandon claims and demands, in its discretion.

                  (h) To have with respect to the Trust all of the rights of an individual owner, including the power to give proxies, to participate in any voting trusts, mergers, consolidations or liquidations, and to exercise or sell stock subscriptions or conversion rights.

                  (i) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer orders.

                  (j) To hold any securities or other property in the name of the Trustee or its nominee, with depositories or agent depositories or in another form as it may deem best, with or without disclosing the trust relationship.

                  (k) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust.

                  (l) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction.

                  (m)  To file all tax returns required of the Trustee.

                  (n) To furnish to the Employer and the Plan Administrator an annual statement of account showing the condition of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the Trustee during the Plan Year covered by the statement and also stating the assets of the Trust held at the end of the Plan Year, which accounts are conclusive on all persons, including the Employer and the Plan Administrator, except as to any act or transaction concerning which the Employer or the Plan Administrator files with the Trustee written exceptions or objections within ninety

         (90) days after the receipt of the accounts or for which ERISA authorizes a longer period within which to object.

                  (o) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee is not obliged or required to do so unless indemnified to its satisfaction.

         The powers granted to the Trustee shall be exercised in the sole fiduciary discretion of the Trustee. However, if elected in the Employer's Adoption Agreement Section 9.09, each Participant may direct the Trustee to separate and keep separate all or a portion of his interest in the Plan; and further, each Participant is authorized and empowered, in his sole and absolute discretion, to give directions to the Trustee in such form as the Trustee may require concerning the investment of the Participant's directed investment Account, which directions must be followed by the Trustee, subject, however, to restrictions on payment of life insurance premiums. Neither the Trustee nor any other persons, including the Plan Administrator, shall be under any duty to question any such direction of the Participant or to review any securities or other property, real or personal, or to make any suggestions to the Participant in connection therewith, and the Trustee shall comply as promptly as practicable with directions given by the Participant hereunder. The Trustee may refuse to comply with any direction from the Participant in the event the Trustee, in its sole discretion, deems such directions improper by virtue of applicable law, and in such event, the Trustee shall not be responsible or liable for any loss or expense which may result.

         Notwithstanding anything herein to the contrary, the Trustee shall not, at any time after December 31, 1981, invest any portion of a Participant's directed investment Account in "collectibles" as that term is defined in Code section 408(m).

         11.07  INVESTMENT  IN QUALIFYING  EMPLOYER  SECURITIES  AND  QUALIFYING
                ----------------------------------------------------------------
EMPLOYER REAL PROPERTY. The investment options in this Section 11.07 include the
----------------------
ability to invest in qualifying Employer securities or qualifying Employer real property, as defined in and as limited by ERISA. The Employer may elect in its Adoption Agreement Section 11.07 to permit the aggregate investments in qualifying Employer securities and in qualifying Employer real property to exceed ten percent (10%) of the value of Plan assets.

         11.08 RECORDS AND STATEMENTS.  The records of the Trustee pertaining to
               ----------------------
the  Plan  must be open to the  inspection  of the  Plan  Administrator  and the

Employer at all reasonable times and may be audited from time to time by any person or persons as the Employer or Plan Administrator may specify in writing. The Trustee must furnish the Plan Administrator with whatever information relating to the Trust Fund the Plan Administrator considers necessary.

         11.09  FEES AND EXPENSES FROM FUND.  A Trustee will receive  reasonable
                ---------------------------
annual compensation as may be agreed upon from time to time between the Employer and the Trustee. No person who is compensated on a full-time basis from the Employer may receive compensation for services as Trustee. The Trustee will pay from the Trust Fund, pursuant to the provisions of ERISA, all fees and expenses reasonably incurred by the Plan, to the extent such fees and expenses are for the ordinary and necessary administration and operation of the Plan, unless the Employer pays such fees and expenses. Any fee or expense paid, directly or indirectly, by the Employer is not an Employer contribution to the Plan, provided the fee or expense relates to the ordinary and necessary administration of the Trust Fund.

         11.10 EXERCISE OF POWERS. The powers granted the Trustee under Sections
               ------------------
11.06 and 11.07 shall be exercised by the Trustee in its discretion insofar as such exercise does not contravene any written direction from the Employer or Investment Manager or the policy for the funding of the Plan developed by the Employer. The decision of the Trustee in matters within its jurisdiction shall be final, binding, and conclusive upon the Employer, and upon each Employee, Participant, Beneficiary, and every other interested person.

         11.11  POWER TO DO ANY NECESSARY ACTS. The Trustee is authorized in its
                ------------------------------
discretion to do any and all acts and to make, execute, and deliver, as Trustee, any and all instruments in writing necessary or proper for the effective exercise of any of the Trustee's powers as stated herein or otherwise necessary to accomplish the purposes of the Trust.

         11.12  ACCOUNTING.
                ----------

                  (a) The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements, and other transactions hereunder. All accounts, books and records relating thereto shall be open for inspection and audit at all reasonable times by the Plan Administrator, Investment Manager or by any other person designated by the Employer.

                  (b) Within ninety (90) days following the close of each fiscal year of the Trust and within ninety (90) days after the removal or resignation of the Trustee, the Trustee shall file with the Plan Administrator a written account setting forth all investments, receipts, disbursements, and other transactions effected by it during such fiscal year or during the period from the close of the last fiscal year to the date of such removal or resignation, and setting forth the current value of the Trust Fund. As of the close of business at the end of the fiscal year of the Trust, the Trustee shall value the assets of the Trust Fund at prevailing market values and shall render a statement thereof promptly to the Plan Administrator. Nothing herein contained, however, shall preclude the Trustee from having any of its accounts judicially settled by a court of competent jurisdiction.

         11.13 PARTIES TO LITIGATION.  Except as otherwise provided by ERISA, no
               ---------------------
Participant or Beneficiary is a necessary party or is required to receive notice of process in any court proceeding involving the Plan, the Trust Fund or any fiduciary of the Plan. Any final judgment entered in any proceeding will be conclusive upon the Employer, the Plan Administrator, the Trustee, Participants and Beneficiaries.

         11.14  PROFESSIONAL  AGENTS.  The  Trustee  may employ and pay from the
                --------------------
Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as, in its opinion, may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan, and the Trustee may act or refrain from acting on the advice or opinion of any agent, attorney, accountant or other person so selected.

         11.15  DISTRIBUTION  OF CASH OR  PROPERTY.  Pursuant to the  Employer's
                ----------------------------------
election in its Adoption Agreement Section 11.15, the Trustee may make distribution under the Plan in cash or property, or partly in each, at its fair market value as determined by the Trustee. For purposes of a distribution to a Participant or to a Participant's designated Beneficiary or surviving spouse, "property" includes a Nontransferable Annuity Contract, provided the contract satisfies the requirements of this Plan.

         11.16  DISTRIBUTION   DIRECTIONS.   If  no  one  claims  a  payment  or
                -------------------------
distribution made from the Trust, the Trustee must promptly notify the Plan Administrator and then dispose of the payment in accordance with the subsequent direction of the Plan Administrator.

         11.17 THIRD PARTY/MULTIPLE TRUSTEES. No person dealing with the Trustee
               -----------------------------
is obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and is not liable to any person in so acting. The certificate of the Trustee that it is acting in accordance with the Plan will be conclusive in favor of any person relying on the certificate. If more than two persons act as Trustee, a decision of the majority of such persons controls with respect to any decision regarding the administration or investment of the Trust Fund or of any portion of the Trust Fund with respect to which such persons act as Trustee. However, the signature of only one Trustee is necessary to effect any transaction on behalf of the Trust.

         11.18  RESIGNATION.  The Trustee may resign its position at any time by
                -----------
giving thirty (30) days' written notice in advance to the Employer; provided, however, the Employer may agree to waive such thirty (30) day advance written notice. If the Employer fails to appoint a successor Trustee within sixty (60) days of its receipt of the Trustee's written notice of resignation, the Trustee will treat the Employer as having appointed itself as Trustee and as having filed its acceptance of appointment with the former Trustee.

         11.19 REMOVAL. The Employer, by giving thirty (30) days' written notice
               -------
in advance to the Trustee, may remove any Trustee; provided, however, the Employer may elect to waive such thirty (30) day advance written notice. In the event of the resignation or removal of a Trustee, the Employer must appoint a successor Trustee if it intends to continue the Plan; provided, however, if, following such resignation or removal, there is at least one person serving as a Trustee, no appointment of a successor trustee shall be required. If two or more persons hold the position of Trustee, in the event of the removal of one such person, during any period the selection of a replacement is pending, or during any period such person is unable to serve for any reason, the remaining person or persons will act as the Trustee.

         11.20  INTERIM DUTIES AND SUCCESSOR  TRUSTEE.  Each  successor  Trustee
                -------------------------------------
succeeds to the title to the Trust vested in his predecessor by accepting in writing his appointment as successor Trustee and by filing the acceptance with the former Trustee and the Plan Administrator with the signing or filing of any further statement. The resigning or removed Trustee, upon receipt of acceptance in writing of the Trust by the successor Trustee, must execute all documents and do all acts necessary to vest the title of record in any successor Trustee. Each successor Trustee has and enjoys all of the powers, both discretionary and ministerial, conferred under this Plan upon his predecessor. A successor Trustee is not personally liable for any act or failure to act of any predecessor Trustee, except as required under ERISA. With the approval of the Employer, a successor Trustee, with respect to the Plan, may accept the account rendered and the property delivered to it by a predecessor Trustee without incurring any liability or responsibility for so doing.

         11.21  VALUATION OF TRUST.  The Trustee must value the Trust Fund as of
                ------------------
each Adjustment Date (or other Valuation Date) to determine the fair market value of each Participant's Account Balance in the Trust. The Trustee also must value the Trust Fund on any other valuation dates which may be directed in writing by the Plan Administrator.

         11.22  AUTHORITY OF TRUSTEE.  All persons  dealing with the Trustee are
                --------------------
hereby released from any necessity for questioning the authority of the Trustee hereunder or to see to the application of any monies, securities or other property paid or delivered to the Trustee as a purchase price or otherwise.

         11.23  DOCUMENTS  AND NOTICES.  All  documents,  notices,  information,
                ----------------------
accountings, or other correspondence shall be submitted by the Trustee in writing over the signature of a duly authorized officer of the Trustee if the Trustee is a corporate Trustee; and the Employer, the Plan Administrator, or any other person or persons to whom such matters are directed may rely upon the genuineness of the matter submitted without any duty to inquire into its genuineness.

         11.24  POSTPONEMENT OF ACTION. If any dispute shall arise as to any act
                ----------------------
to be performed by the Trustee, the Trustee may postpone the performing of such act until actual adjudication of such dispute shall have been made in a court of competent jurisdiction or it shall be indemnified to its satisfaction against loss arising out of such dispute.

         11.25  DELEGATION OF RESPONSIBILITIES.  The Trustee and any other party
                ------------------------------
serving as a fiduciary with respect to the Plan shall act prudently in the delegation or allocation of responsibilities to other persons, and if at any time there is more than one authorized Trustee serving, each Trustee shall exercise reasonable care to prevent the other Trustees from committing a breach of such other Trustees' obligations and responsibilities hereunder. The Trustee shall conduct a periodic review to assure that delegated functions are carried out properly. Neither the Trustee nor any other person serving at any time as a fiduciary with respect to the Plan shall be liable for the actions of any other Trustee or fiduciary unless he participates, approves, acquiesces in or conceals a breach of obligations and responsibilities committed by the other.

         11.26  DETERMINATION OF ELIGIBILITY.  The Trustee shall not be required
                ----------------------------
to determine the facts concerning the eligibility of Employees for participation, their identity, the eligibility of Participants or their designated Beneficiaries for benefits under the Plan, or the manner and method of payment or disbursement of benefits. In such matters the Trustee shall rely solely upon the written advice and direction of the Employer or the Plan Administrator, and shall not be required to question or verify the facts in any manner or at any time.

         11.27  LIMITATION  ON  LIABILITY  - IF  INVESTMENT  MANAGER,  ANCILLARY
                ----------------------------------------------------------------
TRUSTEE OR INDEPENDENT FIDUCIARY APPOINTED.
------------------------------------------

                  (a) The Trustee is not liable for the acts or omissions of any Investment Manager the Plan Administrator may appoint, nor is the Trustee under any obligation to invest or otherwise manage any asset of the Plan which is subject to the management of a properly appointed Investment Manager. The Plan Administrator, the Trustee and any properly appointed Investment Manager may execute a letter agreement as a part of this Plan delineating the duties, responsibilities and liabilities of the Investment Manager with respect to any part of the Trust Fund under the control of the Investment Manager.

                  (b) The  limitation  on  liability  described  in this Section
         11.27 also applies to the acts or omissions of any ancillary trustee or independent fiduciary properly appointed under Section 11.29 of the Plan. However, if the Trustee, pursuant to the delegation described in
         Section 11.29 of the Plan, appoints an ancillary trustee, the Trustee is responsible for the periodic review of the ancillary trustee's actions and must exercise its delegated authority in accordance with the terms of the Plan and in a manner consistent with ERISA. The Employer, the Trustee and an ancillary trustee may execute a letter agreement as a part of this Plan delineating any indemnification agreement between the parties.

         11.28  INVESTMENT IN GROUP TRUST FUND.
                ------------------------------

                  (a) The Employer, by adopting this Plan, specifically authorizes the Trustee to invest all or any portion of the assets comprising the Trust Fund in any group trust fund which at the time of the investment provides for the pooling of the assets of plans qualified under Code section 401(a). This authorization applies solely to a group trust fund exempt from taxation under Code section 501(a) and the trust agreement of which satisfies the requirements of Revenue Ruling 81-100. The provisions of the group trust fund agreement, as amended from time to time, are by this reference incorporated within this Plan and Trust. The provisions of the group trust fund will govern any investment of Plan assets in that fund. The Employer must specify in an addendum to its Adoption Agreement, numbered Section 11.28, the group trust fund(s) to which this authorization applies. Pursuant to
         Section 11.07, a Trustee has the authority to invest in certain common trust funds and collective investment funds without the need for the authorizing addendum described in this Section 11.28.

                  (b) Furthermore, at the Employer's direction, the Trustee, for collective investment purposes may combine into one trust fund the Trust created under this Plan with the Trust created under any other qualified retirement plan the Employer maintains. However, the Trustee must maintain separate records of account for the assets of each Trust in order to reflect properly each Participant's Account Balance under the plan(s) in which he is a Participant.

         11.29  APPOINTMENT OF ANCILLARY TRUSTEE OR INDEPENDENT FIDUCIARY.
                ---------------------------------------------------------

                  (a) The Employer, in writing, may appoint any person in any State to act as ancillary trustee with respect to a designated portion of the Trust Fund. An ancillary trustee must acknowledge in writing its acceptance of the terms and conditions of its appointment as ancillary trustee and its fiduciary status under ERISA. The ancillary trustee has the rights, powers, duties and discretion as the Employer may delegate, subject to any limitations or directions specified in the instrument evidencing appointment of the ancillary trustee and to the terms of the Plan or of ERISA. The investment powers delegated to the ancillary trustee may include any investment powers available under Section 11.06 of the Plan including the right to invest any portion of the assets of the Trust Fund in a common trust fund, as described in Code section

         584, or in any collective investment fund, the provisions of which govern the investment of such assets and which the Plan incorporates by this reference, but only if the ancillary trustee is a bank or similar financial institution supervised by the United States or by a State and the ancillary trustee (or its affiliate, as defined in Code section
         1504) maintains the common trust fund or collective investment fund exclusively for the collective investment of money contributed by the ancillary trustee (or its affiliate) in a trustee capacity and which conforms to the rules of the Comptroller of the Currency. The Employer also may appoint as an ancillary trustee, the trustee of any group trust fund designated for investment pursuant to the provisions of
         Section 11.28 of the Plan.

                  (b) The ancillary trustee may resign its position at any time by providing at least thirty (30) days' advance written notice to the Employer, unless the Employer waives this notice requirement. The Employer, in writing, may remove an ancillary trustee at any time. In the event of resignation or removal, the Employer may appoint another ancillary trustee, return the assets to the control and management of the Trustee or receive such assets in the capacity of ancillary trustee. The Employer may delegate its responsibilities under this
         Section 11.29 to the Trustee under the Plan, subject to the acceptance by the Trustee of that delegation.

                  (c) If the U.S. Department of Labor (the "Department") requires engagement of an independent fiduciary to have control or management of all or a portion of the Trust Fund, the Employer will appoint such independent fiduciary, as directed by the Department. The independent fiduciary will have the duties, responsibilities and powers prescribed by the Department and will exercise those duties, responsibilities and powers in accordance with the terms, restrictions and conditions established by the Department and, to the extent not inconsistent with ERISA, the terms of the Plan. The independent fiduciary must accept its appointment in writing and must acknowledge its status as a fiduciary of the Plan.

         11.30  PROHIBITED TRANSACTIONS.  Notwithstanding anything herein to the
                -----------------------
contrary, neither the Trustee, nor any other party at any time serving as a fiduciary with respect to the Plan, shall cause the Plan to engage in any "prohibited transactions" as defined and applicable to this Plan under section 406 of ERISA, subject to any available and applicable exemption contained in or allowed by ERISA, and in complying with such limitations, neither the Trustee nor any other fiduciary shall engage in any transaction which it knows or should know constitutes a direct or indirect:

                  (a) Sale or exchange, or leasing, of any property between the Trust Fund and a "party-in-interest" or a "disqualified person" (such terms as used in this Plan shall have the meanings which they have under ERISA);

                  (b) Lending of money or other extension of credit between the Trust Fund and a party-in-interest or a disqualified person;

                  (c) Furnishing of goods, services, or facilities between the Trust Fund and a party-in-interest or a disqualified person;

                  (d) Transfer to, or use by or for the benefit of, a party-in-interest or a disqualified person, of any assets of the Trust Fund; or

                  (e) Acquisition, on behalf of the Trust Fund, of any Employer security or real property which would violate Section 407 of ERISA.

         Unless such transaction is permissible under ERISA, neither the Trustee nor any other fiduciary shall deal with the assets of the Trust Fund in its own interest of for its own account or act in any transaction involving the Trust Fund on behalf of a party (or represent a party) whose interests are adverse to the interests of the Trust Fund or the interests of its Participants or Beneficiaries. No fiduciary shall receive any consideration for its own personal account from any party dealing with the Trust Fund in connection with a transaction involving the assets of the Trust Fund.

                                   ARTICLE XII
                                CLAIMS PROCEDURE

         12.01 FILING A CLAIM. A Participant or Beneficiary shall have the right
               --------------
to file a claim, inquire if he has any right to benefits, or appeal the denial of a claim. A Participant or Beneficiary (the "claimant") shall make a claim for the benefits provided under the Plan by filing a written claim with the Plan Administrator. If the Plan Administrator is a committee and if any member of the committee shall be the claimant, all actions which are required to be taken by the Plan Administrator pursuant to this Article shall be taken instead by another member of the committee as designated by the Employer.

         12.02 NOTIFICATION TO CLAIMANT. The Plan Administrator shall notify the
               ------------------------
claimant of its decisions with respect to a claim within ninety (90) days following the receipt of the claim by the Plan Administrator or any member of a committee serving as Plan Administrator (or within ninety (90) days following the expiration of the initial ninety (90) day period, in a case where there are special circumstances requiring extension of time for processing the claim). If special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished by the Plan Administrator to the claimant prior to the expiration of the initial ninety (90) day period. The notice of extension shall indicate the special circumstances requiring the extension and the date by which the notice of decision with respect to the claim shall be furnished. Commencement of benefit payments shall constitute notice of approval of a claim to the extent of the amount of the approved benefit. If such claim shall be wholly or partially denied, such notice shall be in writing and worded in a manner calculated to be understood by the claimant, and shall set forth:

                  (a) The specific reason or reasons for the denial;

                  (b) Specific reference to the Plan provisions that apply in the case;

                  (c) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  (d)      An explanation of the Plan's claims review procedure.

If the Plan Administrator fails to notify the claimant of the decision regarding his claim in accordance with this Article, the claim shall be deemed denied and the claimant shall then be permitted to proceed with the claims review procedure provided in Section 12.03.

         12.03 CLAIMS REVIEW PROCEDURE. Within sixty (60) days following receipt
               -----------------------
by the claimant of notice of the claim denial, or within sixty (60) days following the close of the ninety (90) day period referred to in Section 12.02, if the Plan Administrator fails to notify the claimant of the decision within such ninety (90) day period, the claimant may appeal the denial by filing a written application for review with the Plan Administrator. Following such request for review, the Plan Administrator shall fully and fairly review the decision denying the claim. Prior to the decision of the Plan Administrator pursuant to Section 12.04, the claimant shall be given an opportunity to review pertinent documents and to submit issues and comments in writing.

         12.04  DECISION ON REVIEW.  The  decision  on review of a denied  claim
                ------------------
shall be made in the following manner:

                  (a) The Plan Administrator shall make its decision regarding the merits of the denied claim promptly, and within sixty (60) days following receipt by the Plan Administrator of the request for review (or within one hundred twenty (120) days after such receipt, in a case where there are special circumstances requiring extension of time for reviewing the appealed claim), shall deliver the decision to the claimant in writing. If an extension of time for reviewing the appealed claim is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. If the decision on review is not furnished within the prescribed time, the claim shall be deemed denied on review.

                  (b) The decision on review shall set forth specific reasons for the decision, shall be written in a manner designed to be understood by the claimant, and shall cite specific references to the pertinent Plan provisions on which the decision is based.

                  (c) The decision of the Plan Administrator shall be final and conclusive.

         12.05  ACTION BY AUTHORIZED REPRESENTATIVE OF CLAIMANT. All actions set
                -----------------------------------------------
forth in this Article to be taken by the claimant may likewise be taken by a representative of the claimant duly authorized by him to act in his behalf on such matters. The Plan Administrator may require such evidence as it may reasonably deem necessary or advisable of any such representative's authority to act.

                                  ARTICLE XIII
             PROVISIONS RELATING TO INSURANCE AND INSURANCE COMPANY

         13.01  INVESTMENT IN INSURANCE.  The Employer may elect in its Adoption
                -----------------------
Agreement Section 13.01 whether insurance shall be permitted as an investment under the Plan. If insurance is permitted, such investment shall be governed by the provisions of this Article XIII. If, in the Employer's Adoption Agreement
Section 9.09, the Employer permits Participants to direct all or any portion of their respective Account Balances under the Plan, and the Employer further permits, in its Adoption Agreement Section 13.01, insurance as an investment option available under the Plan, each Participant may direct the Trustee as to the purchase of insurance with respect to his Account Balance. The remaining provisions of this Article XIII apply only if the Employer has elected to permit the purchase of life insurance under the Plan.

         13.02  INSURANCE BENEFIT.
                -----------------

                  (a) The Employer may elect to provide incidental life insurance benefits for insurable Participants who consent to life insurance benefits by signing the appropriate insurance company application form. The Trustee will not purchase any incidental life insurance benefit for any Participant prior to an allocation to the Participant's Account. At an insured Participant's written direction, the Trustee will use all or any portion of the Participant's nondeductible voluntary contributions, if any, to pay insurance premiums covering the Participant's life. This Section 13.02 also authorizes the purchase of life insurance, for the benefit of the Participant, on the life of a Family Member of the Participant or on any person in whom the Participant has an insurable interest. However, if the policy is on the joint lives of the Participant and another person, the Trustee may not maintain that policy if that other person predeceases the Participant.

                  (b) The Employer will direct the Trustee as to the insurance company and insurance agent through which the Trustee is to purchase the insurance contracts, the amount of the coverage and the applicable dividend plan. Each application for a policy, and the policies themselves, must designate the Trustee as sole owner, with the right reserved to the Trustee to exercise any right or option contained in the policies, subject to the terms and provisions of this Plan. The Trustee must be the named beneficiary for the Account of the insured

         Participant. Proceeds of insurance contracts paid to the Participant's Account under this Article XIII are subject to the distribution requirements of Article V and of Article VI. The Trustee will not retain any such proceeds for the benefit of the Trust.

                  (c) The Trustee will charge the premiums on any incidental benefit insurance contract covering the life of a Participant against the Account of that Participant. The Trustee will hold all incidental benefit insurance contracts issued under the Plan as assets of the Trust created under the Plan.

         13.03  INCIDENTAL INSURANCE  BENEFITS.  The aggregate of life insurance
                ------------------------------
premiums paid for the benefit of a Participant, at all times, may not exceed the following percentages of the aggregate of the Employer's contributions allocated to any Participant's Account: (a) forty-nine (49%) in the case of the purchase of ordinary life insurance contracts (contracts with both nondecreasing death benefits and nonincreasing premiums); or (b) twenty-five (25%) in the case of the purchase of term life insurance or universal life insurance contracts and all other life insurance contracts which are not ordinary life. If the Trustee purchases a combination of ordinary life insurance contract(s) and term life insurance or universal life insurance contract(s), then the sum of one-half of the premiums paid for the ordinary life insurance contract(s) and the premiums paid for the term life insurance or universal life insurance contract(s) may not exceed twenty-five (25%) of the Employer contributions allocated to any Participant's Account. The incidental insurance benefits requirement does not apply to the Plan if the Plan purchases life insurance benefits only from Employer contributions accumulated in the Participant's Account for at least two years (measured from the allocation date).

         13.04  LIMITATION ON LIFE  INSURANCE  PROTECTION.  The Trustee will not
                -----------------------------------------
continue any life insurance protection for any Participant beyond his Annuity Starting Date (as defined in Article VI). If the Trustee holds any incidental benefit insurance contract(s) for the benefit of a Participant when he terminates his employment (other than by reason of death), the Trustee must proceed as follows:

                  (a) If the entire cash value of the contract(s) is vested in the terminating Participant, or if the contract(s) will have no cash value at the end of the policy year in which termination of employment occurs, the Trustee will transfer the contract(s) to the Participant endorsed so as to vest in the transferee all right, title and interest to the contract(s), free and clear of the Trust; subject however, to restrictions as to surrender or payment of benefits as the issuing insurance company may permit and as the Plan Administrator directs;

                  (b) If only part of the cash value of the contract(s) is vested in the terminating Participant, the Trustee, to the extent the Participant's interest in the cash value of the contract(s) is not vested, may adjust the Participant's interest in the value of his Account attributable to Trust assets other than incidental benefit insurance contracts and proceed as in (a), or the Trustee must effect a loan from the issuing insurance company on the sole security of the contract(s) for an amount equal to the difference between the cash value of the contract(s) at the end of the policy year in which termination of employment occurs and the amount of the cash value that is vested in the terminating Participant, and the Trustee must transfer the contract(s) endorsed so as to vest in the transferee all right, title and interest to the contract(s), free and clear of the Trust; subject however, to the restrictions as to surrender or payment of benefits as the issuing insurance company may permit and the Plan Administrator directs;

                  (c) If no part of the cash value of the  contract(s) is vested
         in  the  terminating  Participant,   the  Trustee  must  surrender  the
         contract(s) for cash proceeds as may be available.

         In accordance with the written direction of the Plan Administrator, the Trustee will make any transfer of contract(s) under this Section 13.04 on the Participant's Annuity Starting Date (or as soon as administratively practicable after that date). The Trustee may not transfer any contract under this Section
13.04 which contains a method of payment not specifically authorized by Article VI or which fails to comply with the survivor annuity requirements, if applicable, of Article VI. In this regard, the Trustee either must convert such a contract to cash and distribute the cash instead of the contract, or before making the transfer, require the issuing company to delete the unauthorized method of payment option from the contract.

         13.05  DEFINITIONS.  For purposes of this Article XIII:
                -----------

                  (a) "Policy" means an ordinary life insurance contract or a term life insurance contract issued by an insurer on the life of a Participant.

                  (b) "Issuing insurance company" is any life insurance company which has issued a policy upon application by the Trustee under the terms of this Plan.

                  (c) "Contract" or "Contracts" means a policy of insurance. In the event of any conflict between the provisions of this Plan and the terms of any contract or policy of insurance issued in accordance with this Article XIII, the provisions of the Plan control.

                  (d) "Insurable Participant" means a Participant to whom an insurance company, upon an application being submitted in accordance with the Plan, will issue insurance coverage, either as a standard risk or as a risk in an extra mortality classification.

         13.06  DIVIDEND PLAN. The dividend plan is premium reduction unless the
                -------------
Plan Administrator directs the Trustee to the contrary. The Trustee must use all dividends for a contract to purchase insurance benefits or additional insurance benefits for the Participant on whose life the insurance company has issued the contract. Furthermore, the Trustee must arrange, where possible, for all policies issued on the lives of Participants under the Plan to have the same premium due date and all ordinary life insurance contracts to contain guaranteed cash values with as uniform basic options as are possible to obtain. The term "dividends" includes policy dividends, refunds of premiums and other credits.

         13.07 INSURANCE COMPANY NOT A PARTY TO AGREEMENT. No insurance company,
               ------------------------------------------
solely in its capacity as an issuing insurance company, is a party to this Plan nor is the company responsible for its validity.

         13.08  INSURANCE  COMPANY NOT  RESPONSIBLE  FOR TRUSTEE'S  ACTIONS.  No
                -----------------------------------------------------------
insurance company, solely in its capacity as an issuing insurance company, need examine the terms of this Plan nor is responsible for any action taken by the Trustee.

         13.09  INSURANCE  COMPANY  RELIANCE  ON  TRUSTEE'S  SIGNATURE.  For the
                ------------------------------------------------------
purpose of making application to an insurance company and in the exercise of any right or option contained in any policy, the insurance company may rely upon the signature of the Trustee and is saved harmless and completely discharged in acting at the direction and authorization of the Trustee.

         13.10  ACQUITTANCE.   An  insurance  company  is  discharged  from  all
                -----------
liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee, and is not obliged to see to the distribution or further application of any monies it so pays.

         13.11  DUTIES OF INSURANCE COMPANY.  Each  insurance  company must keep
                ---------------------------
such records, make such identification of contracts, funds and accounts with funds, and supply such information as may be necessary for the proper administration of the Plan under which it is carrying insurance benefits.

                                   ARTICLE XIV
                                  MISCELLANEOUS

         14.01 PURPOSE OF PLAN AND TRUST. This Plan is created for the exclusive
               -------------------------
benefit of Employees of the Employer and their Beneficiaries and shall be interpreted in a manner consistent with its being an Employees' Trust as defined in Code section 401(a). At no time prior to the satisfaction of all liabilities with respect to Employees and their Beneficiaries shall any part of the corpus or income of this Trust be used for, or diverted to, purposes other than for the exclusive benefit of Employees of the Employer hereunder, or their beneficiaries. This Section cannot be altered or amended except to accord with any amendment of Code section 401(a)(2).

         14.02  ALTERNATIVE  ACTS. If it becomes  impossible for the Employer or
                -----------------
the Trustee to perform any act under this Trust, that act shall be performed in a manner which in the judgment of the Plan Administrator will most nearly carry out the intent and purpose of this Trust. All parties to this Trust or in any way interested herein shall be bound by any acts performed under such conditions.

         14.03  NECESSARY  ACTS.  All  parties  to this  Trust  and all  persons
                ---------------
claiming any interest whatsoever hereunder agree to perform any and all acts and execute any and all documents and papers which may be necessary or desirable for the carrying out of this Trust or any of its provisions.

         14.04  MAXIMUM DURATION.  If the  indefinite  continuance of this Trust
                ----------------
would be in violation of the law, then this Trust shall continue for the maximum period permitted by law and shall then terminate, whereupon distribution of its assets shall be made as provided under the provisions of this Plan with respect to the termination of the Trust.

         14.05  BINDING EFFECT.  The  Plan  shall be binding upon the successors
                --------------
and assigns of any and all parties hereto, present and future.

         14.06 EVIDENCE. Anyone required to give evidence under the terms of the
               --------
Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. The Plan

Administrator and the Trustee are fully protected in acting and relying upon any evidence described under the immediately preceding sentence.


         14.07  NO RESPONSIBILITY  FOR EMPLOYER ACTION.  Neither the Trustee nor
                --------------------------------------
the Plan Administrator has any obligation or responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, or for failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan. Furthermore, the Plan does not require the Trustee or the Plan Administrator to collect any contribution required under the Plan, or to determine the correctness of the amount of any Employer contribution. Neither the Trustee nor the Plan Administrator need inquire into or be responsible for any action or failure to act on the part of the others, or on the part of any other person who has any responsibility regarding the management, administration or operation of the Plan, whether by the express terms of the Plan or by a separate agreement authorized by the Plan or by the applicable provisions of ERISA. Any action required of a corporate Employer must be by its Board of Directors or its designate.

         14.08 FIDUCIARIES NOT INSURERS. The Trustee, the Plan Administrator and
               ------------------------
the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any money which may be or become due to any person from the Trust Fund. The liability of the Plan Administrator and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

         14.09  WAIVER OF NOTICE.  Any person  entitled to notice under the Plan
                ----------------
may waive the notice, unless the Code or Treasury regulations prescribe the notice or ERISA specifically or impliedly prohibits such a waiver.

         14.10  SUCCESSORS.  The Plan is binding  upon all  persons  entitled to
                ----------
benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Plan Administrator and their successors.

         14.11  NONALIENATION OF BENEFITS.
                -------------------------

                  (a) Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary (unless such liability is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Participant under a qualified domestic relations order), prior to actually being received by the person entitled to the benefit under the terms of the Plan. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

                  (b) In any action or proceeding involving the Trust Fund, or any property constituting part or all thereof, or the administration thereof, the Employer, the Plan Administrator, and the Trustee shall be the only necessary parties, and no Employees or former Employees of the Employer or their beneficiaries or any other person having or claiming to have an interest in the Trust Fund or under the Plan shall be entitled to any notice or service of procesection

                  (c) Any final judgment which is not appealed or appealable that may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto, the Plan Administrator and all persons having or claiming to have any interest in the Trust Fund or under the Plan.

         14.12 RIGHTS TO TRUST ASSETS.  No Participant  shall have any right to,
               ----------------------
or interest in, any assets of the Trust Fund upon termination of employment or otherwise, except as provided for under the terms of this Plan, and then only to the extent of the benefits payable under the Plan to such Participant out of the assets of the Trust Fund. Except as otherwise may be provided under Title IV of ERISA, all payments of benefits as provided for in this Plan shall be made solely out of the assets of the Trust Fund and none of the fiduciaries shall be liable therefor in any manner.

         14.14  HEADINGS. The headings of Articles and Sections are for the ease
                --------
of reference only and shall in no way be construed to limit or modify the detailed provisions hereof.

         14.14  GENDER AND NUMBER. Masculine pronouns shall include the feminine
                -----------------
gender (and vice versa), and the singular shall include the plural (and vice versa) unless the context indicates otherwise. The pronouns "it" and "its" shall refer to a natural person (and vice versa) if the context so requires.

         14.15 STATE LAW. The law of the state of the Employer's principal place
               ---------
of business (unless otherwise designated in an addendum to the Employer's Adoption Agreement, numbered Section 14.15) will determine all questions arising with respect to the provisions of this Plan except to the extent superseded by Federal law.

         14.16 EMPLOYER'S RIGHT TO PARTICIPATE.  If the Employer's Plan fails to
               -------------------------------
qualify or to maintain qualification or if the Employer makes any amendment or modification to a provision of this Plan (other than a proper completion of an elective provision under the Adoption Agreement or the attachment of an addendum authorized by the Plan or by the Adoption Agreement), the Employer may no longer participate under this Volume Submitter Plan. Furthermore, if the Employer no longer is a client of the Volume Submitter Sponsor, subsequent amendments to this Volume Submitter Plan by the Volume Submitter Sponsor, pursuant to Section 15.04, will result in the discontinuance of the Employer's participation in this Volume Submitter Plan unless it resumes its client relationship with the Volume Submitter Sponsor. If the Employer is not entitled to participate under this Volume Submitter Plan, the Employer's Plan is an individually-designed plan and the reliance procedures specified in the Adoption Agreement no longer will apply.

         14.17  EMPLOYMENT NOT  GUARANTEED.  Nothing  contained in this Plan, or
                --------------------------
with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, gives any Employee, Employee-Participant or any Beneficiary any right to continue employment, any legal or equitable right against the Employer, or Employee of the Employer, or against the Trustee, or its agents or employees, or against the Plan Administrator, except as expressly provided by the Plan, the Trust, ERISA or by a separate agreement.

                                   ARTICLE XV
                    EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

         15.01  EXCLUSIVE  BENEFIT.  Except as  provided  under  Article IV, the
                ------------------
Employer has no beneficial interest in any asset of the Trust and no part of any asset in the Trust may ever revert to or be repaid to an Employer, either directly or indirectly; nor, prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries. However, if the Commissioner of Internal Revenue, upon the Employer's request for initial approval of this Plan, determines the Trust created under the Plan is not a qualified trust exempt from Federal income tax, then (and only then) the Trustee, upon written notice from the Employer, will return the Employer's contributions (and increment attributable to the contributions) to the Employer. The Trustee must make the return of the Employer contribution under this Section 15.01 within one (1) year of a final disposition of the Employer's request for initial approval of the Plan. The Employer's Plan and Trust will terminate upon the Trustee's return of the Employer's contributions.

         15.02  AMENDMENT BY EMPLOYER.  The Employer has the  right at  any time
                ---------------------
and from time to time:

                  (a) To amend the elective provisions of the Adoption Agreement in any manner it deems necessary or advisable in order to qualify (or maintain qualification of) this Plan and the Trust created under it under the provisions of Code section 401(a);

                  (b) To amend the Plan to allow the Plan to operate under a waiver of the minimum funding requirement; and

                  (c)  To amend this Agreement in any other manner.

         No amendment may authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. No amendment may cause or permit any portion of the Trust Fund to revert to or become a property of the Employer. The Employer also may not make any amendment which affects the rights, duties or responsibilities of the Trustee or the Plan Administrator without the written consent of the affected Trustee or the Plan Administrator. The Employer must make all amendments in writing. Each amendment must state the date to which it is either retroactively or prospectively effective. See Section 14.16 for the effect of certain amendments adopted by the Employer.

         15.03  CODE  SECTION  411(d)(6)   PROTECTED   BENEFITS.   An  amendment
                -----------------------------------------------
(including the adoption of this Plan as a restatement of an existing plan) may not decrease a Participant's Account Balance, except to the extent permitted under Code section 412(c)(8), and may not reduce or eliminate Code section 411(d)(6) protected benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. An amendment reduces or eliminates Code section 411(d)(6) protected benefits if the amendment has the effect of either (a) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (b) except as provided by Treasury regulations, eliminating an optional form of benefit. The Plan Administrator must disregard an amendment to the extent application of the amendment would fail to satisfy this Section. If the Plan Administrator must disregard an amendment because the amendment would violate clause (a) or clause
(b), the Plan Administrator must maintain a schedule of the early retirement option or other optional forms of benefit the Plan must continue for the affected Participants.

         15.04 AMENDMENT BY VOLUME SUBMITTER PLAN SPONSOR.  The Volume Submitter
               ------------------------------------------
Plan Sponsor, without the Employer's consent, may amend the Plan and Trust, from time to time, in order to conform the Plan and Trust to any requirement for qualification of the Plan and Trust under the Code. The Volume Submitter Plan Sponsor may not amend the Plan in any manner which would modify any election made by the Employer under the Plan without the Employer's written consent. Furthermore, the Volume Submitter Plan Sponsor may not amend the Plan in any manner which would violate the proscription of Sections 15.02 and 15.03. A Trustee does not have the power to amend the Plan or Trust.

         15.05 DISCONTINUANCE. The Employer has the right, at any time, to suspend or discontinue its contributions under the Plan, and to terminate, at any time, this Plan and the Trust created under this Agreement. The Plan will terminate upon the first to occur of the following:

                  (a)  The date terminated by action of the Employer;

                  (b) The dissolution or merger of the Employer, unless the successor makes provision to continue the Plan, in which event the successor must substitute itself as the Employer under this Plan. Any termination of the Plan resulting from this subparagraph (b) is not effective until compliance with any applicable notice requirements under ERISA.

         15.06  FULL  VESTING  ON  TERMINATION.  Upon  either  full  or  partial
                ------------------------------
termination of the Plan, or, if applicable, upon complete discontinuance of profit sharing plan contributions to the Plan, an affected Participant's right to his Account Balance is one hundred percent (100%) Nonforfeitable, irrespective of the Nonforfeitable percentage which otherwise would apply under
Article V.

         15.07  MERGER/DIRECT TRANSFER.
                ----------------------

                  (a) The Trustee may not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code section 401(a), including an elective transfer, and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement.

                  (b) If this Plan is not subject to the survivor annuity requirements of the Code, and the Trustee accepts a transfer of assets from a qualified plan which is subject to the survivor annuity requirements of the Code, such assets shall be separately accounted for at all times and shall be administered and distributed in accordance with the provisions of Section 6.06(b), or Section 6.07 or 6.08, if applicable. If this Plan is subject to the survivor annuity requirements of the Code, the Trustee may accept a transfer of assets from a qualified plan which is not subject to the survivor annuity requirements of the Code, provided such assets shall be separately accounted for at all times and shall be administered and distributed in accordance with the provisions of Section 6.06(a), or Section 6.07 or 6.08, if applicable.

                  (c) The Trustee may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan's eligibility conditions. If the Trustee accepts such a direct transfer of plan assets, the Plan Administrator and Trustee must treat the Employee as a Participant for all purposes of the Plan except the Employee is not a Participant for purposes of sharing in Employer contributions or Participant forfeitures under the Plan until he actually becomes a Participant in the Plan.

                  (d) If the Plan receives a direct transfer (by merger or otherwise) of Elective Contributions (or amounts treated as Elective Contributions) under a Plan with a Code section 401(k) arrangement, the distribution restrictions of Code sectionsection 401(k)(2) and (10) continue to apply to those transferred Elective Contributions.

         15.08  ELECTIVE TRANSFERS.  The Trustee,  after August 9, 1988, may not
                ------------------
consent to, or be a party to a merger, consolidation or transfer of assets with a defined benefit plan, except with respect to an elective transfer, or unless the transferred benefits are in the form of paid-up individual annuity contracts guaranteeing the payment of the transferred benefits in accordance with the terms of the transferor plan and in a manner consistent with the Code and with ERISA. The Trustee will hold, administer and distribute the transferred assets as a part of the Trust Fund and the Trustee must maintain a separate Employer contribution Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets. Unless a transfer of assets to this Plan is an elective transfer, the Plan will preserve all Code section 411(d)(6) protected benefits with respect to those transferred assets, in the manner described in Section 15.03. A transfer is an elective transfer if:

                  (a) the transfer satisfies the first paragraph of this Section 15.08;

                  (b) the transfer is voluntary, under a fully informed election by the Participant;

                  (c) the Participant  has an alternative  that retains his Code section 411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating);

                  (d) the transfer satisfies the applicable spousal consent requirements of the Code;

                  (e) the  transferor  plan  satisfies  the joint  and  survivor
         annuity  notice   requirements  of  the  Code,  if  the   Participant's
         transferred benefit is subject to those requirements;

                  (f) the Participant has a right to immediate distribution from the transferor plan, in lieu of the elective transfer;

                  (g) the transferred benefit is at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the Participant's accrued benefit under the transferor plan payable at that plan's normal retirement age;

                  (h)  the   Participant   has  a  one  hundred  percent  (100%)
         Nonforfeitable interest in the transferred benefit; and

                  (i) the transfer otherwise satisfies applicable Treasury regulations.

         An elective transfer may occur between qualified plans of any type. Any direct transfer of assets from a defined benefit plan after August 9, 1988, which does not satisfy the requirements of this Section 15.08 will render the Employer's Plan individually-designed. See Section 14.16.

         15.09  TERMINATION.
                -----------

                  (a) If the Employer decides it is impossible or inadvisable to make contributions as herein provided, the Employer shall have the power to terminate the Plan with respect to its Employees by appropriate resolution. A certified copy of such resolution or resolutions shall be delivered to the Trustee, and as soon as possible thereafter, the Plan Administrator shall send or deliver a copy of said resolutions to each Participant, or otherwise notify each Participant whose membership arises by reason of his employment with the Employer. After the date specified in such resolutions, the Employer shall make no further contributions under the Plan. The Trust, however, shall remain in existence as well as all other provisions of the Plan, except for provisions for contributions by the Employer. Furthermore, the provisions for forfeitures by Participants shall remain in full force and effect. All Account Balances of Participants shall continue to be held, administered and distributed by the Trustee in accordance with the provisions of the Plan.

                  (b) If the Employer shall decide to terminate completely the Plan and the Trust with respect to its Employees, such termination shall be effective as of a date to be specified in certified copies of its resolutions to be delivered to its Participants and the Trustee, conditioned on the satisfaction of all applicable regulatory requirements. Upon termination of the Plan and Trust, and after payment of all expenses and proportional adjustment of Accounts of Employees to reflect such expenses, Trust fund profit or losses, and reallocations to the date of termination, each employed or retired Participant entitled to receive benefits shall be entitled to receive his Account Balance. The Trustee shall make payment of such amounts to the Participants in accordance with the provisions of Article VI above, unless the Employer shall direct that payment be made in a Trustee-to-Trustee transfer to another qualified plan.

                  (c) The portion of the Participant's Nonforfeitable Account Balance attributable to Elective Contributions (or to amounts treated under the Code section 401(k) arrangement as Elective Contributions) is not distributable on account of Plan termination, as described in this
         Section 15.09, unless: (a) the Participant otherwise is entitled under the Plan to a distribution of that portion of his Nonforfeitable Account Balance; or (b) the Plan termination occurs without the establishment of a successor plan. A successor plan under clause (b) is a defined contribution plan (other than an ESOP) maintained by the Employer (or by an Affiliated Employer) at the time of the termination of the Plan or within the period ending twelve (12) months after the final distribution of assets. A distribution made after March 31, 1988, pursuant to clause (b), must be part of a lump sum distribution to the Participant of his Nonforfeitable Account Balance.

         15.10.  EXERCISE OF AUTHORITY.  To the extent that the Employer has the
                 ---------------------
authority to amend or terminate the Plan, including the adoption of amendments authorized by Section 15.02 and the termination of the Plan as authorized by Sections 15.05 and 15.09, such authority shall be exercised as follows: (i) if the Employer is a Corporation, by resolution of its board of directors; (ii) if the Employer is an unincorporated entity, by appropriate action of its governing body; or (iii) if the Employer is a sole proprietor, by appropriate action of such individual. In addition, such authority shall be exercised in conformance with the internal guidelines established by such board of directors, governing body or individual and in a manner consistent with the requirements of ERISA
Section 402(b)(3), as determined by the Plan Administrator and communicated to Participants.

                                   ARTICLE XVI
                             PARTICIPATING EMPLOYERS

         16.01  PARTICIPATING EMPLOYERS.
                -----------------------

                  (a) The term "Employer" shall include any Affiliated Employer for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles III and VI, applying the participation and coverage tests described in Article IV, applying the limitations on allocations in Article IV, applying the top-heavy rules and the minimum allocation requirements of Articles IV and XVIII, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, and for any other purpose required by the applicable Code Section or by a Plan provision.

                  (b) An Affiliated Employer may contribute to the Plan only by being a signatory to the Execution Page of the Adoption Agreement or to a Participation Agreement to the Employer's Adoption Agreement (a "Participating Employer"). If one or more of the Affiliated Employers become Participating Employers by executing a Participation Agreement to the Employer's Adoption Agreement, the term "Employer" includes the Participating Employer for all purposes of the Plan, and "Plan Administrator" means the Employer that is the signatory to the Execution Page of the Adoption Agreement, or such other person or entity designated by that Employer pursuant to Section 10.01 of the Plan.

                  (c) The Employer must specify in Section 16.01 of its Adoption Agreement, whether the employees of Affiliated Employers that are not Participating Employers are eligible to participate in the Plan. The Employer may elect to exclude from the definition of "Compensation" for allocation purposes any Compensation received from an Affiliated Employer that has not executed a Participation Agreement and whose employees are not eligible to participate in the Plan.

         16.02  REQUIREMENTS OF PARTICIPATING EMPLOYERS.
                ---------------------------------------

                  (a) Each such Participating Employer shall be required to use the same Trustee as provided in this Plan.

                  (b) The Trustee may, but shall not be required to,  commingle,
         hold  and  invest  as  one  Trust  Fund  all   contributions   made  by

         Participating Employers, as well as all increments thereof.

                  (c) The transfer of any Participant from or to an Employer participating in this Plan, whether he be an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Account as well as his accumulated service time with the transferor or predecessor, and his length of participation in the Plan, shall continue to his credit.

                  (d) Any expenses of the Trust which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

         16.03 DESIGNATION OF AGENT. Each Participating Employer shall be deemed
               --------------------
to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee and Plan Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

         16.04  EMPLOYEE  TRANSFERS.  In the event of a transfer  of an Employee
                -------------------
between Affiliated Employers which are Participating Employers, whether or not the Employer to which the Participant is transferred is the Employer or a Participating Employer, the Employee transferred shall not be considered to have terminated employment for purposes of the Plan. If the Employer to which the Employee is transferred is not the Employer or a Participating Employer, then the Participant's Account will continue to be accounted for under the account for the Employer or Participating Employer from which the Participant transferred, and service with all Affiliated Employers shall be credited for purposes of determining Years of Service for vesting. No Employer contributions or forfeitures shall be allocated to the Account of the Participant who transferred to an Affiliated Employer which is not the Employer or a Participating Employer, however, earnings and losses shall be allocated to the Participant's Account in the manner provided in Section 10.08. Distribution of the Participant's Account shall be made at such time and in such manner as is otherwise provided by the terms and provisions of the Plan as though such Participant's employment with the Affiliated Employer was considered employment with the Employer or a Participating Employer.


         If a Participant is transferred to the Employer or a Participating Employer and, if taking into account accumulated service for all Affiliated Employers as provided above, the Participant would be entitled to an allocation pursuant to Section 4.04 in the Plan Year of his transfer, the Employer and each Participating Employer for which the Participant was employed, will make a pro rata allocation on behalf of the Participant from any Employer or Participating Employer contribution. The pro rata allocation, as determined by the Administrator in a uniform and nondiscriminatory manner and consistent with applicable provisions of the Code, shall be based on the Participant's Compensation paid from the Employer and each Participating Employer.

         16.05  PARTICIPATING EMPLOYER'S CONTRIBUTION.  Unless elected otherwise
                -------------------------------------
by the Employer in its Adoption Agreement Section 16.05, all contributions made by a Participating Employer, as provided for in this Plan, shall be determined separately by each Participating Employer, and shall be paid to and held by the Trustee for the exclusive benefit of the Employees of such Participating Employer and the Beneficiaries of such Employees, subject to all the terms and conditions of this Plan. Unless elected otherwise by the Employer in its Adoption Agreement Section 16.05, any Forfeiture by an Employee of a Participating Employer subject to allocation during each Plan Year shall be allocated only for the exclusive benefit of the Participants of such Participating Employer in accordance with the provisions of this Plan, or otherwise used to reduce the contribution of such Participating Employer, as elected in the Employer's Adoption Agreement Section 4.09. On the basis of the information furnished by the Administrator, the Trustee shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee may, but need not, register Contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee thereof.

         16.06  AMENDMENT.  Amendment  of this Plan by the  Employer at any time
                ---------
when there shall be a Participating Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

         16.07 DISCONTINUANCE OF PARTICIPATION. Any Participating Employer shall
               -------------------------------
be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer, in the event that it has established a separate pension plan for its Employees. If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VIII hereof. In no such event shall any part of the corpus or income of the Trust as it relates to such Participating Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of such Participating Employer.

         16.08 ADMINISTRATOR'S AUTHORITY. The Administrator shall have authority
               -------------------------
to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

         16.09  PARTICIPATING  EMPLOYER  CONTRIBUTION  FOR  AFFILIATE.   If  any
                -----------------------------------------------------
Participating Employer is prevented in whole or in part from making a contribution to the Trust Fund which it would otherwise have made under the Plan by reason of having no current or accumulated earnings or profits, or because such earnings or profits are less than the contribution which it would otherwise have made, then, pursuant to Code section 404(a)(3)(B), so much of the contribution which such Participating Employer was so prevented from making may be made, for the benefit of the participating employees of such Participating Employer, by the other Participating Employers who are members of the same affiliated group within the meaning of Code section 1504 to the extent of their current or accumulated earnings or profits, except that such contribution by each such other Participating Employer shall be limited to the proportion of its total current and accumulated earnings or profits remaining after adjustment for its contribution to the Plan made without regard to this Section which the total prevented contribution bears to the total current and accumulated earnings or profits of all the Participating Employers remaining after adjustment for all contributions made to the Plan without regard to this Section.

         A Participating Employer on behalf of whose Employees a contribution is
made  under  this  Section  shall  reimburse  the   contributing   Participating
Employers.

                                  ARTICLE XVII
                       QUALIFIED DOMESTIC RELATIONS ORDERS

         17.01  DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS.
                ---------------------------------------------

                  (a) Nothing contained in this Plan prevents the Trustee, in accordance with the direction of the Plan Administrator, from complying with the provisions of a qualified domestic relations order (as defined in Code section 414(o)). This Plan specifically permits distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if: (1) such distribution shall not otherwise violate the provisions of Code section 414(p); (2) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (3) if the amount of the alternate payee's benefits under the Plan exceeds $3,500, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. The Employer, in an addendum to its Adoption Agreement, numbered Section 17.01, may elect to limit distribution to an alternate payee only when the Participant has attained his earliest retirement age under the Plan. Nothing in this Section 17.01 gives a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not otherwise permitted under the Plan.

                  (b)  The  Plan   Administrator   must   establish   reasonable
         procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Plan Administrator must provide notice under this Section by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.


                  (c) If any portion of the Participant's Nonforfeitable Account Balance is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Plan Administrator must make a separate accounting of the amounts payable. If the Plan Administrator determines the order is a qualified domestic relations order within eighteen (18) months of the date amounts first are payable following receipt of the order, the Plan Administrator will direct the Trustee to distribute the payable amounts in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the eighteen (18) month determination period, the Plan Administrator will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

                  (d) To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Plan Administrator may direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in Federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. The Trustee will make any payments or distributions required under this Article by separate benefit checks or other separate distribution to the alternate payee(s).

                                  ARTICLE XVIII
                            TOP-HEAVY PLAN PROVISIONS

         18.01  EFFECT OF ARTICLE  XVIII ON PLAN.  Notwithstanding  any contrary
                --------------------------------
provisions contained in any other Article of the Plan, if at any time the Plan shall be a Top-Heavy Plan (as hereinafter defined), this Article shall control; and any contrary terms of the Plan shall be deemed replaced by the provisions of this Article. However, this Article shall not be effective for any subsequent Plan Year in which the Plan is determined not to be a Top-Heavy Plan. Definitions applicable to this Article XVIII are set out in Section 18.03.

         18.02  DETERMINATION OF TOP-HEAVY STATUS.
                ---------------------------------

                  (a) If this Plan is the only qualified plan maintained by the Employer, the Plan is top-heavy for a Plan Year if the Top-Heavy Ratio as of the Determination Date exceeds sixty percent (60%). The Plan Administrator must include in the Top-Heavy Ratio, as part of the Account Balances, any contribution not made as of the Determination Date but includible under Code section 416 and the applicable Treasury regulations, and distributions made within the Determination Period. The Plan Administrator must calculate the Top-Heavy Ratio by disregarding the Account Balance (and distributions, if any, of the Account Balance) of any Non-Key Employee who was formerly a Key
         Employee, and by disregarding the Account Balance (including distributions, if any, of the Account Balance) of an individual who has not received credit for at least one Hour of Service with the Employer during the Determination Period. The Plan Administrator must calculate the Top-Heavy Ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code section 416 and the regulations thereunder.

                  (b) If the Employer maintains other qualified plans (including a simplified employee pension plan), or maintained another such plan which now is terminated, this Plan is top-heavy only if it is part of the Required Aggregation Group, and the Top-Heavy Ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, each exceeds sixty percent (60%). The Plan Administrator will calculate the Top-Heavy Ratio in the same manner as required in subparagraph (a) of this Section 18.02, taking into account all plans within the Aggregation Group. To the extent the Plan Administrator must take into account distributions to a Participant, the Plan Administrator must include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Plan Administrator will calculate the present value of accrued benefits under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Code section 416 and the regulations thereunder. If a Participant in a defined benefit plan is a Non-Key Employee, the Plan Administrator will determine his accrued benefit under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code section 416(b)(1)(C). If the Employer maintains a defined benefit plan, the Employer must specify in Adoption Agreement Section 4.30 the actuarial assumptions (interest and mortality only) the Plan Administrator will use to calculate the present value of accrued benefits from a defined benefit plan. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Plan Administrator must value the Account Balances in the aggregated plan as of the most recent valuation date falling within the twelve (12) month period ending on the Determination Date, except as Code section 416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Plan Administrator will calculate the Top-Heavy Ratio with reference to the Determination Dates that fall within the same calendar year.

                  (c) The Account Balance of a Participant other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code section 411(b)(1)(C).

         18.03  DEFINITIONS.  For  purposes of applying the  provisions  of this
                -----------
Article XVIII:

                  (a) "Top-Heavy Ratio" is a fraction, the numerator of which is the sum of the Account Balances of all Key Employees as of the Determination Date and the denominator of which is a similar sum determined for all Employees.

                  (b) "Key Employee" means, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, for any Plan Year in the Determination Period: (i) has Compensation in excess of fifty percent (50%) of the dollar amount prescribed in Code section 416(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer; (ii) has Compensation in excess of the dollar amount prescribed in Code section 415(c)(1)(A) (relating to defined contribution plans) and is one of the Employees owning the ten (10) largest interests in the Employer; (iii) is a more than five percent (5%) owner of the Employer; or (iv) is a more than one percent (1%) owner of the Employer and has Compensation of more than $150,000. The constructive ownership rules of Code section 318 (or the principles of that Section, in the case of an unincorporated Employer) will apply to determine ownership in the Employer. The number of officers taken into account under clause (i) will not exceed the greater of three (3) or ten percent (10%) of the total number (after application of the Code section 414(q) exclusions) of Employees, but no more than fifty (50) officers. The Plan Administrator will make the determination of who is a Key Employee in accordance with Code section 416(i)(1) and the regulations thereunder.

                  (c) "Non-Key Employee" is an Employee who does not meet the definition of Key Employee.

                  (d)  "Compensation"  means  Compensation  as determined  under
         Section 1.11 for purposes of identifying Highly Compensated Employees.

                  (e) "Required Aggregation Group" means: (i) each qualified plan of the Employer in which at least one Key Employee participates at any time during the Determination Period; and (ii) any other qualified plan of the Employer which enables a plan described in clause (i) to meet the requirements of Code section 401(a)(4) or 410.

                  (f) "Permissive Aggregation Group" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code sectionsection 401(a)(4) and 410. The Plan Administrator will determine the Permissive Aggregation Group.

                  (g) "Employer" means the Employer that adopts this Plan and any Affiliated Employers described in Section 16.01.

                  (h) "Determination Date" for any Plan Year is the Adjustment Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Adjustment Date of that Plan Year. The "Determination Period" is the five (5) year period ending on the Determination Date.

         18.04  TOP-HEAVY ALLOCATIONS.
                ---------------------

                  (a)  Top-Heavy Minimum Allocation.  The  Plan must comply with
                       ----------------------------
         the provisions of this Section 18.04, subject to the elections in the Employer's Adoption Agreement Section 4.06. The top-heavy minimum allocation requirement applies only in Plan Years for which the Plan is top-heavy. Except as provided in the Employer's Adoption Agreement, if the Plan is top-heavy in any Plan Year:

                           (1) Each Non-Key Employee who is a Participant and is
                  employed on the last day of the Plan Year will receive a top-heavy minimum allocation for that Plan Year, irrespective of whether he satisfies the Hours of Service condition under
                  Section 4.06 of the Employer's Adoption Agreement; and

                           (2) The top-heavy minimum allocation is the lesser of
                  three percent (3%) of the Non-Key Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee. However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the nondiscrimination rules of Code section 401(a)(4) or the coverage rules of Code section 410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the top-heavy minimum allocation is three percent (3%) of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employees.

                  (b)  Special Definitions.  For purposes of this Section 18.04,
                       -------------------
         the term "Participant" includes any Employee otherwise eligible to participate in the Plan but who is not a Participant because of his Compensation level or because of his failure to make Elective Deferrals under a Code section 401(k) arrangement or because of his failure to make Mandatory Contributions. For purposes of subparagraph (a)(2), "Compensation" means Compensation as defined in Section 1.11, except

         Compensation  does not include  Elective  Contributions,  as defined in
         Section 1.11, irrespective of whether the Employer has elected to include these amounts in Section 1.11 of its Adoption Agreement, any exclusion selected in Section 1.11 of the Adoption Agreement (other than the exclusion of Elective Contributions) does not apply, and any modification to the definition of Compensation in Section 4.04 does not apply.

                  (c)  Determining  Contribution  Rates.  For  purposes  of this
                       --------------------------------
         Section 18.04, a Participant's contribution rate is the sum of all Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year, divided by his Compensation for the entire Plan Year. To determine a Participant's contribution rate, the Plan Administrator must treat all top-heavy defined contribution plans maintained by the Employer or by any Affiliated Employer described in Section 16.01 as a single plan.

                  (d)  No  Allocations.  If,  for a  Plan  Year,  there  are  no
                       ---------------
         allocations of Employer contributions or forfeitures for any Key Employee (for purposes of Section 18.04(a)(2)), the Plan does not require any top-heavy minimum allocation for the Plan Year, unless a top-heavy minimum allocation applies because of the maintenance by the Employer of more than one plan.

                  (e)  Election  of Method.  The  Employer  must  specify in its
                       -------------------
         Adoption Agreement Section 4.06 the manner in which the Plan will satisfy the top-heavy minimum allocation requirement.

                           (1) If the  Employer  elects  to make  any  necessary
                  additional contribution to the Plan, the Plan Administrator first will allocate the Employer contributions (and Participant forfeitures, if applicable) for the Plan Year in accordance with the provisions of Adoption Agreement Section
                  4.06. The Employer then will contribute an additional amount for the Account of any Participant entitled under this Section
                  18.04 to a top-heavy minimum allocation and whose contribution rate for the Plan Year, under this Plan and any other plan aggregated under subparagraph (c), is less than the top-heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top-heavy minimum allocation. The Plan Administrator will allocate the additional contribution to the Account of the

                  Participant   on  whose   behalf   the   Employer   makes  the
                  contribution.

                           (2) If the Employer elects to guarantee the top-heavy
                  minimum allocation under another plan, this Plan does not provide the top-heavy minimum allocation and the Plan Administrator will allocate the annual Employer contributions (and Participant forfeitures, if applicable) under the Plan solely in accordance with the allocation method selected under Adoption Agreement Section 4.06.

                  For any Plan Year in which this Plan is top-heavy, one of the minimum vesting schedules as elected by the Employer in Adoption Agreement Section 5.05 will automatically apply to the Plan. The minimum vesting schedule applies to all benefits within the meaning of Code section 411(a)(7) except those attributable to Participant contributions, including benefits accrued before the effective date of Code section 416 and benefits accrued before the Plan became top-heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as top-heavy changes for any Plan Year. However, this Section 18.04 does not apply to the Account Balance of any Employee who does not have an Hour of Service after the Plan has initially become top-heavy, and such Employee's Account Balance attributable to Employer contributions and forfeitures will be determined without regard to this Section.

365\467527

                                 FIRST AMENDMENT
                                 ---------------
                                     TO THE
                                     ------
                        KRISPY KREME DOUGHNUT CORPORATION
                        ---------------------------------
                             RETIREMENT SAVINGS PLAN
                             -----------------------


         This  First   Amendment  to  the  Krispy  Kreme  Doughnut   Corporation
Retirement Savings Plan (the "Plan"), made this ____ day of _____________, 19__, effective January 1, 1994, except as otherwise indicated.

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Krispy Kreme Doughnut Corporation (the "Corporation") has determined that it is in the best interest of Plan participants to exclude highly compensated employees at the director level and above from participating in the allocation of forfeitures under the Plan; and

         WHEREAS, Section 15.02 authorizes the Corporation to amend the Plan.

         NOW, THEREFORE, BE IT RESOLVED, that the Plan is amended effective January 1, 1994 by revising Section 4.09(e) of the Adoption Agreement to read as follows:


         [X] (e) (SPECIFY) Allocated only among Participants with profit-sharing
                  --------------------------------------------------------------
                  accounts whose employment status is below the director level.
                  --------------------------------------------------------------


                  IN WITNESS WHEREOF, the Corporation has caused this First Amendment to be executed by its authorized representative as of the day and year first written above.


                                           KRISPY KREME DOUGHNUT CORPORATION

[Corporate Seal]
                                           By:
                                               ---------------------------------
                                                           President
                                               -----------
ATTEST:


---------------------------
            Secretary
----------

            [SECOND AMENDMENT TO RETIREMENT SAVINGS PLAN GOES HERE]

                             THIRD AMENDMENT TO THE
                        KRISPY KREME DOUGHNUT CORPORATION
                             RETIREMENT SAVINGS PLAN


         This Third Amendment to the Krispy Kreme Doughnut Corporation Retirement Savings Plan (the "Plan") made this _____ day of ___________________, 2000, by Krispy Kreme Doughnut Corporation, and effective January 1, 2000, unless otherwise indicated.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Krispy Kreme Doughnut Corporation (the "Company") adopted the Krispy Kreme Profit-Sharing Stock Ownership Plan (the "KSOP") effective February 1, 1999; and

         WHEREAS, the Company desires to amend the Plan to reflect the establishment of the KSOP; and

         WHEREAS, the Company has completed an initial public offering of the stock of the Company; and

         WHEREAS, the Company believes it is in the best interest of Plan participants for Plan participants to be allowed to direct the investment of their accounts under the Plan into Krispy Kreme stock; and

         WHEREAS, the Company is authorized to amend the Plan.

         NOW, THEREFORE, BE IT RESOLVED: That the Plan shall be amended as follows:

         1. Section 4.02(a), as set forth in the Adoption Agreement, shall be deleted in its entirety and replaced with the provisions of Section 4.02(a) on the revised page 13 to the Adoption Agreement, as attached to this Amendment.

         2. Section 4.03, as set forth in the Adoption Agreement, shall be amended to eliminate the obligation to make matching contributions by deleting the existing section in its entirety and replacing it with pages 14-16 to the Adoption Agreement, as attached to this Amendment.

         3. Section 8.06 of the Plan shall be amended by adding the following provisions concerning the investment of Plan assets in Krispy Kreme stock:

                  (a) Investment in Krispy Kreme Stock.  Effective June 1, 2000,
                      --------------------------------
         the investment funds available to Participants under the Plan shall include an "Employer Stock Fund." The Employer Stock Fund shall be invested solely in shares of common stock of Krispy Kreme Doughnuts, Inc. ("Common Stock"). Such shares shall constitute "qualifying employer securities" within the meaning of Code Section 4975(e)(8). The Employer Stock Fund shall operate as an "unitized" investment fund.

                  (b) Voting of Stock Generally. Each Participant shall have the
                      -------------------------
         right and shall be afforded the opportunity to instruct the Trustee how to vote at any meeting of the Employer's shareholders that proportionate number of the total number of shares of the Common Stock held in the Trust Fund which is the same proportion that the value of his interest bears to the total value of the Fund. Instructions by Participants to the Trustee shall be in such form and pursuant to such regulations as the Committee may prescribe. Any such instructions shall remain in the strict confidence of the Trustee. Any shares for which no such instructions are received by the Trustee shall be voted by the Trustee in the same proportion as the shares for which instructions are received.

                  (c)  Participant  Direction  - Tender or Exchange  Offer.  The
                       ---------------------------------------------------
         Trustee's functions and responsibilities with respect to Company Stock held under the Plan with respect to all decisions made in response to a tender offer shall be exercised as follows:

                           (i) In the  event a tender  offer is  commenced,  the
                  Committee, promptly after receiving notice of the commencement of any such tender offer, shall transfer certain of the Plan's record-keeping functions to an independent record-keeper (which, if the Trustee consents in writing, may be the Trustee). The functions so transferred shall be those necessary to preserve the confidentiality of any directions given by Participants and Beneficiaries, in connection with the tender offer. The record-keeper shall use its best efforts timely to distribute or to cause to be distributed to each Participant and Beneficiary such information as is being distributed to other stockholders of the Employer in connection with any such tender offer. The Employer and the Committee shall cooperate with such record-keeper in an attempt to ensure that Participants and Beneficiaries receive the requisite information in a timely manner. The independent record-keeper shall solicit confidentially from each Participant and Beneficiary the directions described below as to the action to be taken with respect to Company Stock held under the Plan in response to the tender offer. The independent record-keeper, if different from the Trustee, shall instruct the Trustee as to required action, including an identification of the number of shares covered by any particular required action, in accordance with the following provisions.

                           (ii) Each Participant and Beneficiary  shall have the
                  right to direct the Trustee not to tender or exchange Company Stock allocated to his or her Account. Upon timely receipt of directions not to tender or exchange, the Trustee shall not tender or exchange shares of Company Stock (including fractional shares) allocated to such Participant's or Beneficiary's Account. The Trustee shall tender or exchange all other shares of Company Stock (including fractional shares) allocated to any Participant's or Beneficiary's Account, and the Trustee shall have no discretion in such matter. The instructions received by the Trustee from Participants and Beneficiaries shall not be divulged or released to any person, including the Committee, or the officers or employees of the Employer.

                  (d)      No Additional Rights Conferred.
                           ------------------------------

                           (i) Nothing contained in this Section 8.06 shall confer upon Participants, Beneficiaries or the Trustee of any additional voting rights in respect of Company Stock held under the Plan other than such rights set forth in the certificate of incorporation of Krispy Kreme Doughnuts, Inc. (or of any other Employer, as applicable) and applicable under the General Corporation Law of the State of North Carolina and federal law.

                           (ii) Nothing contained in this Section 8.06 shall confer upon Participants, Beneficiaries or the Trustee any additional rights in respect of a tender offer, merger or consolidation relating to the Company Stock held under the Plan other than such rights set forth in the certificate of incorporation of Krispy Kreme Doughnuts, Inc. (or any other Employer, as applicable) and applicable under the General Corporation Law of the State of North Carolina and federal law.

         4. Section 11.07, as set forth in the Adoption Agreement, shall be deleted in its entirety and replaced with the provisions of Section 11.07 on the revised page 38 to the Adoption Agreement, as attached to this Amendment.

         5. Section 11.15, as set forth in the Adoption Agreement, shall be deleted in its entirety and replaced with the provisions of Section 11.15 on the revised page 38 to the Adoption Agreement, as attached to this Amendment.

         IN WITNESS WHEREOF, the Company has caused this Third Amendment to be executed by the proper officers and its corporate seal hereto affixed as the day and year first written above.

                                   KRISPY KREME DOUGHNUT CORPORATION


                                   By: /s/Scott A. Livengood
                                      ------------------------------------------
                                      President


ATTEST:


/s/ Randy S. Casstevens
----------------------------
Secretary

                                   ARTICLE IV
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

4.02     CODE SECTION 401(k) ARRANGEMENT.  The  Code section  401(k) arrangement
         -------------------------------   shall be:

         [X]      (a)      Salary Reduction Arrangement. Each Employee may elect
                           to have his compensation reduced by:

                  [ ]      (1)      ________%

                  [ ]      (2)      up to __________%

                  [X]      (3)      from     1     % to    15     %
                                         ----------     ----------

                  [ ]      (4)      up  to  the maximum percentage allowable not
                                    to   exceed  the  limits  of  Code  sections
                                    401(k), 404 and 415.

         [ ]      (b)      Cash or Deferred Arrangement.  Each  Participant  may
                           elect to receive in cash,  up to _____% of Employer's
                           allocable  contribution.  (IF   THIS   OPTION  (B) IS
                           SELECTED, PLEASE SKIP TO SECTION 4.04.)

SALARY REDUCTION ELECTIONS. (COMPLETE ONLY IF OPTION (A) ABOVE SELECTED). Each Participant's Salary Reduction Election shall be effective as of his Entry Date. Thereafter, modifications may be made:

         [ ]      (a)      As of the first day of each Plan Year.

         [ ]      (b)      Semi-annually.  The  first  day of the Plan  Year and
                           the first day of the seventh  month of the Plan Year.

         [ ]      (c)      Quarterly, based on the Plan Year.

         [ ]      (d)      As of any pay period.

         [X]      (e)     (SPECIFY)  As  of  the  beginning  of  any  month.  In
                           addition to regular Salary Reduction Agreement made pursuant to section 4.02, each Participant may make special election to defer up to 100% of bonus or incentive pay designated by the Employer as being eligible for this special election. Such special election must be made by August 1 of each year.

NOTE: All elections to modify a Salary Reduction Election must be made prior to the first day of the pay period for which such modification shall be effective.

BONUSES PAID. Shall cash bonuses paid within 2 1/2 months after the end of the Plan Year be subject to a Participant's Salary Reduction Election for the prior Plan Year?

         [X]      (a)      No

         [ ]      (b)      Yes,  subject  to the election of the Employee in his
                           salary reduction agreement

4.03 MATCHING CONTRIBUTIONS. Subject to the maximum contribution indicated below, and further subject to any limitations set forth in Section 4.06, the Employer shall make Matching Contributions to the Plan in accordance with the following formula (OPTION (B) MAY BE SELECTED IN ADDITION TO OPTION (C) OR (D)):

         [ ]      (a)      N/A.  No matching contributions shall be made.

         [ ]      (b)      Matching  Contributions  shall be an  amount equal to
                           _____%  of the  Participant's Mandatory Nondeductible
                           Contribution.

         [X]      (c)      Matching    Contributions    in    a    discretionary
                           percentage, to be determined by the Employer, of the Participant's Salary Reduction Contribution.

         [ ]      (d)      Matching  Contributions  shall be an amount equal  to
                           _____%  of   the   Participant's   Salary   Reduction
                           Contribution.

         [ ]      (e)      Matching  Contributions shall  be  an amount equal to
                           the   percentage  determined   under   the  following
                           schedule:

                              Participant's Total           Matching Percentage
                               Years of Service

                                    _____                           _____
                                    _____                           _____
                                    _____                           _____

         [ ]      (f)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________

MAXIMUM PERMITTED MATCHING CONTRIBUTION. The amount of the Employer's Matching Contribution shall be limited to:

         [X]      (a)      Only salary reductions up to    6% of a Participant's
                           Compensation will be matched.  ---

         [ ]      (b)      $______________

         [ ]      (c)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________

ALLOCATION OF MATCHING CONTRIBUTIONS.  Subject to satisfaction of the allocation
requirements,   Matching Contributions shall be made on behalf of:

         [X]      (a)      All Participants

         [ ]      (b)      Only nonhighly compensated Participants

ALLOCATION REQUIREMENTS FOR MATCHING CONTRIBUTIONS. To receive an allocation of Employer Matching Contributions for the Plan Year, an eligible Participant who made Deferral Contributions under the Plan must satisfy the conditions described in the following elections:

         [X]      (a)      No    conditions   other   than     making   Deferral
                           Contributions.

         [ ]      (b)      SAFE HARBOR.  If  the  Participant is employed by the
                           Employer  on  the  last  day  of  the  Plan  Year  or
                           completes  at least 501 Hours of  Service  during the
                           Plan  Year  prior  to   termination   of  employment.

                           Provided, however, Participant will receive an allocation of the Employer's Matching Contribution regardless of Hours of Service and employment status on the last day of the Plan Year if such Participant terminates employment during the Plan Year on account of:

                  [ ]      (1)      N/A, no exceptions.

                  [ ]      (2)      Death.

                  [ ]      (3)      Disability.

                  [ ]      (4)      Completion  of Early Retirement requirements
                                    in the  current or a prior Plan Year.

                  [ ]      (5)      Attainment of Normal Retirement  Age  in the
                                    current or a prior Plan Year.

         [ ]      (c)      HOURS OF  SERVICE  CONDITION.  The  Participant  must
                           complete the following minimum number of Hours of Service for the Plan Year:

                  [ ]      (1)      1,000 Hours of Service.

                  [ ]      (2)      (SPECIFY, BUT MAY NOT EXCEED 1,000) _______.

                  [ ]      (3)      No   Hour  of  Service  requirement  if  the
                                    Participant terminates employment during the
                                    Plan Year on account of (MAY ONLY BE ELECTED
                                    IN ADDITION TO (1) OR (2) ABOVE):

                           [ ]      (i)     N/A, no exceptions.

                           [ ]      (ii)    Death.

                           [ ]      (iii)   Disability.

                           [ ]      (iv)    Completion    of   Early  Retirement
                                            requirements  in  the  current or  a
                                            prior Plan Year.

                           [ ]      (v)     Attainment of Normal Retirement  Age
                                            in  the  current  Plan  Year or in a
                                            prior Plan Year.

         [ ]     (d)       EMPLOYMENT  CONDITION.   The   Participant   must  be
                           employed by the  Employer on the last day of the Plan
                           Year, regardless of whether he satisfies any Hours of
                           Service   condition   under  Option  (c).   Provided,
                           however, the employment condition shall not apply if the Participant terminates employment on account of:

                  [ ]      (1)      N/A, no exceptions.

                  [ ]      (2)      Death.

                  [ ]      (3)      Disability.

                  [ ]      (4)      Completion of Early Retirement  requirements
                                    in the  current or a prior Plan Year.

                  [ ]      (5)      Attainment  of  Normal Retirement Age in the
                                    current or a prior Plan Year.

         [ ]      (e)      (SPECIFY OTHER CONDITIONS, IF APPLICABLE):___________
                           _____________________________________________________

                           _____________________________________________________


ALLOCATION DATES FOR MATCHING CONTRIBUTIONS. Subject to satisfaction of the allocation requirements, Matching Contributions shall be made on behalf of Participants as of:

         [X]      (a)      The last day of the Plan Year

         [ ]      (b)      The last day of each quarter of the Plan Year

         [ ]      (c)      Semi-annually, as of the last day of  the sixth month
                           of the Plan Year

         [ ]      (d)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________


TREATMENT OF MATCHING CONTRIBUTIONS. All Matching Contributions under the Plan shall be allocated by the Plan Administrator to the Participant's:

         [ ]      (a)      Qualified Matching Contribution Account. The Matching
                           Contribution will be used to satisfy the deferral percentage test of Plan Section 4.12.

         [X]      (b)      Regular Matching Contribution Account.  The  Matching
                           Contribution   will   be  tested  pursuant  to   Plan
                           Section 4.18.

VESTING OF MATCHING CONTRIBUTIONS.  Matching Contributions:

         [X]      (a)      Are  100%  vested  and  nonforfeitable  at  all times
                           (MUST  BE  SELECTED  IF  MATCHING  CONTRIBUTIONS  ARE
                           ALLOCATED  TO  THE  QUALIFIED  MATCHING  CONTRIBUTION
                           ACCOUNT).

         [ ]      (b)      Shall  vest in  accordance with the vesting  schedule
                           elected in  Adoption  Agreement Section 5.05.

4.04     DISCRETIONARY NONELECTIVE CONTRIBUTIONS.    Discretionary   Nonelective
         ---------------------------------------     Contributions:

         [ ]      (a)      Shall not be made.

         [X]      (b)      Are made out of the Employer's current or accumulated
                           Net Profit.

         [ ]      (c)      Are   not   limited  to  the  Employer's  current  or
                           accumulated Net Profit.

ALLOCATION OF DISCRETIONARY NONELECTIVE CONTRIBUTION. Subject to any restoration allocation required under Sections 5.08 and 5.09 or 10.15, to the top-heavy minimum allocation provisions of Section 18.04(a), and to any limitations set forth in Section 4.06, the Plan Administrator will allocate and credit each annual Employer contribution to the Account of each Participant who is entitled to receive an allocation, in accordance with the allocation method selected under this Section 4.04 (CHOOSE AN ALLOCATION METHOD UNDER (A), (B), (C), (D) OR
(E); (F) IS MANDATORY IF THE EMPLOYER ELECTS (C), (D) OR (E)).

         [ ]      (a)      NONINTEGRATED ALLOCATION  FORMULA.  In the ratio that
                           each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants entitled to receive an allocation for the Plan Year.

                                    ARTICLE X
                              PLAN ADMINISTRATOR -
                  DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS


10.08 ALLOCATION AND DISTRIBUTION OF NET INCOME GAIN OR LOSS. The Employer may elect to allocate Trust Fund earnings and losses on amounts contributed to the Plan after the previous Adjustment Date, or Valuation Date, in a manner other than the manner provided in Section 10.08, which uses the "beginning balance," as follows:

         [X]      (a)      No modification to Section 10.08.

         [ ]      (b)      by using a weighted average

         [ ]      (c)      by treating  one-half  of all such  contributions  as
                           being  a  part  of  the  Participant's  nonsegregated
                           Account Balance as of the previous Adjustment Date.

         [  ]     (d)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________

                                                                          031694

                               ADOPTION AGREEMENT
                      NONSTANDARDIZED 401(K) PLAN AND TRUST

The undersigned, KRISPY KREME DOUGHNUT CORPORATION ("Employer"), by executing this Adoption Agreement, elects to become a participating Employer in the PETREE STOCKTON, L.L.P. 401(k) VOLUME SUBMITTER PLAN AND TRUST by adopting the accompanying Plan and Trust in full as if the Employer were a signatory to that Agreement. The Employer makes the following elections granted under the provisions of the Volume Submitter Plan document.

                                PLAN INFORMATION
PLAN NAME
(SECTION 1.39):            Krispy Kreme Doughnut Corporation Retirement Savings Plan
                           ----------------------------------------------------------------------------------------

                                                                                 PLAN NUMBER:   001
                           -----------------------------------------------------             ------

EMPLOYER:                  Krispy Kreme Doughnut Corporation
                           ----------------------------------------------------------------------------------------

ADDRESS:                   1814 Ivy Avenue
                           ----------------------------------------------------------------------------------------

                           Winston-Salem, North Carolina  27105
                           ----------------------------------------------------------------------------------------

CONTACT:                   Anne T. Nissen
                           ----------------------------------------------------------------------------------------

                                                              EMPLOYER
TELEPHONE:                 (  910   ) 725-2981                IDENTIFICATION NUMBER:   56-1318322
                            -------- ----------------                               -------------------------------

DATE BUSINESS                                                 BUSINESS CODE
COMMENCED:                 January 11, 1982                   NUMBER (FROM FORM 1120):
                           --------------------------                                 -----------------------------

TYPE OF ENTITY:            Corporation
                           (corporation,  "S"  corporation,   limited  liability  corporation,   partnership,  sole
                           proprietorship, or other unincorporated business)

LOCATION OF PRINCIPAL
OFFICE OF EMPLOYER:        1814 Ivy Avenue, Winston-Salem, North Carolina  27105
                           ----------------------------------------------------------------------------------------

IS THE EMPLOYER
A MEMBER OF A(N):          CONTROLLED GROUP              X     (Yes)             (No)
                                                     ---------         ---------
                           AFFILIATED SERVICE GROUP            (Yes)      X      (No)
                                                     ---------         ---------

PARTICIPATING
EMPLOYERS:
(COMMONLY
CONTROLLED)                Krispy Kreme Doughnuts Company
                           ----------------------------------------------------------------------------------------

                           ----------------------------------------------------------------------------------------

                           ----------------------------------------------------------------------------------------

AGENT FOR
SERVICE OF
PROCESS:                   John L. Barber
                           ----------------------------------------------------------------------------------------

                           c/o Krispy Kreme Doughnut Corporation
                           ----------------------------------------------------------------------------------------

ADDRESS:                   101 S. Stratford, Suite 450
                           ----------------------------------------------------------------------------------------

                           Winston-Salem, North Carolina  27104
                           ----------------------------------------------------------------------------------------

TRUSTEE(S)
(SECTION 1.50):            Southern National Bank of North Carolina
                           ----------------------------------------------------------------------------------------

                           ----------------------------------------------------------------------------------------

                           ----------------------------------------------------------------------------------------
TRUSTEE
ADDRESS:                   200 West Second Street
                           ----------------------------------------------------------------------------------------

                           P.O. Box 1270
                           ----------------------------------------------------------------------------------------

                           Winston-Salem, North Carolina 27102-1270 TELEPHONE: ( 910  )  773-7300
                           ----------------------------------------             ------ ----------------------------

PLAN
ADMINISTRATOR
(SECTION 1.40):            Krispy Kreme Doughnut Corporation
                           ----------------------------------------------------------------------------------------

ADDRESS:                   1814 Ivy Avenue
                           ----------------------------------------------------------------------------------------

                           Winston-Salem, North Carolina  27105
                           ----------------------------------------------------------------------------------------

                                                              IDENTIFICATION
TELEPHONE:                 ( 910    )  725-2981               NUMBER:         56-1318322
                            -------- ----------------                ----------------------------------------------


                                    ARTICLE I
                                   DEFINITIONS

1.11     COMPENSATION.
         ------------

DEFINITION OF COMPENSATION. In lieu of the Code Section 415 safe harbor definition of Compensation included in Plan Section 1.11, the Plan shall define Compensation as:

         [  ]     (a)      N/A.  Compensation shall be defined  pursuant  to the
                           Code  Section  415  safe-harbor included in the Plan.

         [X]      (b)      Earnings reportable as W-2 wages  for  Federal income
                           tax   withholding  purposes,  subject  to  any  other
                           election under this Adoption Agreement Section 1.11.

         [ ]      (c)

                           Wages within the meaning of Section 3401(a) of the Code for the purposes of income tax withholding a the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural  labor  in  Section  3401(a)92)  of  the
                           Code).

MODIFICATIONS TO COMPENSATION DEFINITION. [NOTE: Special limitations apply with respect to the definition of Compensation for various Plan purposes.] Compensation shall be defined as selected in (a), (b) or (c) above, subject to the following exclusions:

         [  ]     (a)      Include  salary  deferral  contributions made to this
                           Plan.  (THIS  IS  NOT  A  SAFE-HARBOR  DEFINITION  OF
                           COMPENSATION.)

         [X]      (b)      Include Elective Contributions (as defined in Section
                           1.11  of  the  Plan)  to  plans  maintained  by   the
                           Employer, as well as salary deferral contributions under this Plan.

         [ ]     (c)       Exclude Compensation in excess of $                 .
                                                              -----------------

         [ ]     (d)       Exclude bonuses.

         [ ]     (e)       Exclude overtime.

         [ ]     (f)       Exclude commissions.

         [X]     (g)       (SPECIFY)   Exclude  auto  allowance  and   insurance
                           -----------------------------------------------------
                           allowance provided to Highly Compensated Employees.
                           -----------------------------------------------------

                           -----------------------------------------------------

         If, for any Plan Year, the Plan uses permitted disparity in the contribution or allocation formula elected under Article IV, any election of Options (d), (e), or (f) is ineffective for such Plan Year with respect to any Nonhighly Compensated Employee.

METHOD FOR DETERMINING COMPENSATION.  Compensation shall mean remuneration:

         [X]      (a)      Actually paid.

         [  ]     (b)      Accrued  [NOTE:  Unavailable for Plan Years beginning
                           after December 31, 1991.]

NOTE: A written resolution must be adopted by the governing body of the Employer if accrued compensation is elected for Plan Years beginning prior to January 1, 1992.

PERIOD ON WHICH COMPENSATION BASED.  Compensation shall be based on:

         [X]      (a)      The Plan Year.

         [ ]      (b)      The fiscal year coinciding  with or ending within the
                           Plan Year.

         [ ]      (c)      The  calendar  year  coinciding with or ending within
                           the Plan Year:

1.15     EARLY RETIREMENT.
         ----------------

EARLY RETIREMENT AGE.  Early Retirement Age under the Plan is:

         [ ]      (a)      None provided.

         [ ]      (b)      ___________[STATE AGE; NO SERVICE REQUIREMENT].

         [X]      (c)      Attainment of age    55    and completion of at least
                                             --------
                              10    Years of Service.
                           --------

EARLY RETIREMENT DATE.  Early Retirement Date under the Plan is:

         [ ]     (a)      The date the Participant attains Early Retirement Age.

         [ ]     (b)      The   first  day  of  the  month  coinciding  with  or
                          following attainment of Early Retirement Age.

         [ ]     (c)      The  Adjustment  Date  of  any  Plan  Year  coinciding
                          with or following attainment of Early Retirement Age and prior to Normal Retirement Age.

         [ ]     (d)      (SPECIFY)
                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

1.17     EFFECTIVE DATE.
         --------------

         [ ]      (a)      NEW PLAN.  The  "Effective  Date"  of  the  Plan   is
                           ____________________, 19__.

         [X]      (b)      RESTATED PLAN.  The  "Restated  Effective   Date"  is
                           January 1,  1989.  This  Plan  is  an  amendment  and
                           restatement of an existing retirement plan(s) with an
                           original "Effective Date" of February 1, 1982. [NOTE:
                           See the Effective Date Addendum.]  The Plan  was last
                           amended and restated effective January 1, 1985. Prior
                           to  this  amendment and  restatement, the name of the
                           Plan was Krispy Kreme Doughnut Corporation Retirement
                                    --------------------------------------------
                           Savings Plan.
                           ------------

401(K)  ARRANGEMENT.  The 401(k)  arrangement  selected  in  Adoption  Agreement
Section 4.02 is effective  as of January 1, 1989 (INSERT  EITHER THE  "EFFECTIVE
                                 ---------------
DATE OF THE PLAN" IF THIS IS A NEW PLAN, OR THE APPLICABLE EFFECTIVE DATE).

1.19     EMPLOYEE.   The  following Employees are not eligible to participate in
         --------    the Plan:

         [X]      (a)      No exclusions.

         [ ]      (b)      Any Employee compensated on a commission basis.

         [ ]      (c)      Any Employee compensated on a salaried basis.

         [ ]      (d)      Any Employee compensated on an hourly basis.

         [ ]      (e)      Any  part-time  Employee  (an  Employee  who  has   a
                           regularly scheduled workweek of fewer than ________ hours).

         [ ]      (f)      (SPECIFY)
                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

NOTE: Participating Employers are subject to the same eligibility exclusions, if any, of this Adoption Agreement Section 1.19, unless specifically provided otherwise in an addendum.

1.23     ENTRY DATE.  Entry Date means one or more of the following:
         ----------

         [ ]     (a)       Effective Date (FOR ALL EMPLOYEES IN THE INITIAL YEAR
                           OF  PLAN  ADOPTION,  REGARDLESS  OF  ANY  ELIGIBILITY
                           REQUIREMENTS, THEREAFTER:)

         [ ]     (b)       Semi-annual Entry  Dates.  The  first day of the Plan
                           Year and the first day of the seventh month of the Plan Year coinciding with or following completion of the eligibility requirements.

         [ ]     (c)       The  first   day  of  the  Plan  Year  in  which  the
                           eligibility requirements are completed.

         [ ]     (d)       The  first  day  of  the  Plan  Year  next  following
                           completion    of   the    eligibility    requirements
                           (ELIGIBILITY  REQUIREMENTS MAY NOT EXCEED 6 MONTHS OF
                           SERVICE  (1-1/2  YEARS  IF  100%  VESTING  PROVIDED),
                           AND/OR AGE 20-1/2).

         [X]     (e)       The  first  day  of  the  month  coinciding  with  or
                           following completion of the eligibility requirements.

         [ ]     (f)       The  first   day   of   the  Plan   Year,   if    the
                           eligibility requirements are completed in the first 6 months of the Plan Year, or the first day of the next succeeding Plan Year if the eligibility requirements are completed in the last 6 months of the Plan Year.

         [ ]     (g)      (SPECIFY ENTRY DATES)
                           -----------------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

[THE EMPLOYEE MUST BECOME A PARTICIPANT BY THE EARLIER OF: (1) THE FIRST DAY OF THE PLAN YEAR BEGINNING AFTER THE DATE THE EMPLOYEE COMPLETES THE AGE AND SERVICE REQUIREMENTS OF CODE SS. 410(A); OR (2) 6 MONTHS AFTER THE DATE THE EMPLOYEE COMPLETES THOSE REQUIREMENTS.]

1.26     HOUR OF SERVICE.  The crediting method for Hours of Service is:
         ---------------

         [X]     (a)       The actual method.

         [ ]     (b)       The __________________ (DAILY,  WEEKLY,  SEMI-MONTHLY
                           PAYROLL PERIODS, OR MONTHLY) equivalency method, except:

                 [ ]       (1)      No exceptions.

                 [ ]       (2)      The actual method applies for purposes of:
                                    (CHOOSE AT LEAST ONE)

                           [ ]      (i)     Participation under Article III.

                           [ ]      (ii)    Vesting under Article VI.

                           [ ]      (iii)   Allocation  of  contributions  under
                                            Article IV.

1.27     LEASED EMPLOYEES.  Any  Leased  Employee  treated  as an Employee under
         ----------------   Section 1.27 of the Plan is:

         [X]      (a)      Not eligible to participate in the Plan.

         [ ]      (b)      Eligible to participate in the Plan,  unless excluded
                           by reason of an exclusion classification elected under Adoption Agreement Section 1.19.

1.28     LIMITATION YEAR.  The Limitation Year is:
         ---------------

         [X]      (a)      The Plan Year.

         [ ]      (b)      The fiscal year of the Employer

         [ ]      (c)      The 12 consecutive month period ending every _______.

1.37     NORMAL RETIREMENT.
         -----------------

NORMAL RETIREMENT AGE.  Normal Retirement Age under the Plan is:

         [X]      (a)         65     [STATE AGE, BUT MAY NOT EXCEED AGE 65].
                           ---------

         [ ]      (b)      The later of the date the Participant attains _______
                           years of age or the anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [THE AGE SELECTED MAY NOT
                           EXCEED AGE 65 AND THE  ANNIVERSARY  SELECTED  MAY NOT
                           EXCEED THE 5TH. IF THE ANNIVERSARY  EVER EXCEEDED THE
                           5TH, COMPLETE THE FOLLOWING.]

                  [ ]      (1)    N/A - Original  Plan   Effective   Date  after
                                  12/31/88  OR  pre-1988  Normal  Retirement Age
                                  provided five or fewer years of participation.
                  [ ]      (2)    No transition  desired.  The selection made in
                                  (b) above  shall apply  to  all  Participants,
                                  regardless  of    the   commencement  date  of
                                  participation in the Plan.

                  [ ]      (3)    The pre-1988 participation requirement was ___
                                  years of participation.  The Normal Retirement
                                  Date   for   any   Participant   who commenced
                                  participation prior to the first day of the Plan Year beginning in 1988, shall not be earlier than the earlier of (i) the required years of participation in effect at such time, or (ii) the 5th anniversary of the first day of the Plan Year beginning in 1988.

NORMAL RETIREMENT DATE.  Normal Retirement Date under the Plan is:

         [X]      (a)      The  date  the  Participant attains Normal Retirement
                           Age.

         [ ]      (b)      The  first  day  of  the  month  coinciding  with  or
                           following  attainment  of  Normal Retirement Age.

         [ ]      (c)      The Adjustment Date of the Plan Year  coinciding with
                           or following  attainment of Normal Retirement Age.

         [ ]      (d)      The  Adjustment  Date  of  the  Plan Year nearest the
                           Participant's Normal Retirement Age.

         [  ]     (e)      (SPECIFY)
                                    --------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

1.41     PLAN YEAR.  Plan Year means:
         ---------

         [X]      (a)      The   12   consecutive  month  period  ending   every
                           December 31.
                           -----------

         [ ]      (b)      (SPECIFY)
                                    --------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

CHANGE IN PLAN YEAR.

         [X]      (a)      No change in Plan Year.

         [ ]      (b)      Short Plan Year commenced ____________________, 19___
                           and ended ___________________, 19__.

SHORT INITIAL YEAR.

         [X]      (a)      No short initial year.

         [ ]      (b)      Short initial year commenced _______________________,
                           19__ and ended _______________, 19__.

1.47     TAXABLE YEAR.  The Employer's Taxable Year is:
         ------------

         [X]      (a)      The   12   consecutive   month   period  ending every
                           January 31.
                           ----------

         [ ]      (b)      (SPECIFY)


SHORT INITIAL TAXABLE YEAR.

         [X]      (a)      No short year.

         [ ]      (b)      Short taxable year commenced __________________, 19__
                           and ended _________________, 19__.

1.51     VALUATION DATE.  In addition to each Adjustment Date, allocations shall
         ---------------
         be made and Accounts shall be valued as of the following valuation date(s) during the Plan Year:

         [ ]      (a)      No other mandatory valuation dates.

         [ ]      (b)      Semi-annual valuation dates (the  Adjustment Date and
                           the date which is the end of the sixth month thereafter).

         [ ]      (c)      Quarterly valuation dates.

         [ ]      (d)      Monthly valuation dates.

         [X]      (e)      Daily valuation.

         [ ]      (f)      (SPECIFY)
                                    --------------------------------------------

                           -----------------------------------------------------

                           -----------------------------------------------------

1.52     YEAR OF SERVICE.  After the initial  computation  period measured from
         ---------------
         the Employment Commencement Date, the Plan measures a Year of Service on the basis of the following 12 consecutive month period:

         [X]      (a)      Plan Year.

         [ ]      (b)      Employment  Year.  An  Employment  Year  is   the  12
                           consecutive month period measured from the Employee's
                           Employment  Commencement  Date and each successive 12
                           consecutive   month   period   measured   from   each
                           anniversary of such Employment Commencement Date.

NOTE: The Employer is required to credit each Participant with two Years of Service for vesting purposes if the Plan experienced a short Plan Year because of a change in Plan Years, provided the Participant completes a Year of Service for the twelve month period beginning with the first day of the short Plan Year, and further completes a Year of Service for the twelve month period beginning on the first day of the new Plan Year.

HOURS OF SERVICE. The minimum number of Hours of Service an Employee must complete during a computation period to receive credit for a Year of Service is:

         [X]      (a)      1,000 Hours of Service.

         [ ]      (b)      ____________ Hours of Service (MAY NOT EXCEED 1,000).

                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

2.01     ELIGIBILITY.
         -----------

ELIGIBILITY CONDITIONS. An Employee must satisfy the following conditions to become a Participant in the Plan:

         [ ]      (a)      No  age  or  service required - immediate eligibility
                           upon Employment Commencement Date.

         AGE AND/OR SERVICE:  (IF (A) NOT SELECTED, CHOOSE (B) AND/OR (C))

         [X]      (b)      AGE.   Attainment  of  age   18   (SPECIFY  AGE,  NOT
                           EXCEEDING 21).            ------

         [X]      (c)      SERVICE.  Service requirement. (CHOOSE ONE OF (1)
                           THROUGH (3))

                  [X]      (1)      One Year of Service.

                  [ ]      (2)      Two Years of Service, without an intervening
                                    Break in Service. See Section 2.03(a) of the
                                    Plan.  (IF THIS OPTION IS SELECTED, THE PLAN
                                    MUST  PROVIDE FOR 100% VESTING)

                  [ ]      (3)      ________ months (NOT EXCEEDING 24) following
                                    the Employee's Employment Commencement Date.
                                    (IF  NUMBER  OF  MONTHS EXCEEDS 12, THE PLAN
                                    MUST PROVIDE FOR 100% VESTING)

DUAL  ELIGIBILITY.  If  this  is an  amended  and  restated  Plan  with  amended eligibility conditions, then such amended conditions shall apply solely to Employees employed by the Employer after________________________________________
_______________________________________________________________________________.

2.02     YEAR OF SERVICE - PARTICIPATION.
         -------------------------------

ELIGIBILITY COMPUTATION PERIOD. After the initial eligibility computation period described in Section 2.02 of the Plan (WHICH IS THE 12 CONSECUTIVE MONTH PERIOD MEASURED FROM THE EMPLOYMENT COMMENCEMENT DATE), the Plan measures the eligibility computation period as:

         [X]     (a)       The  Plan  Year,  beginning  with the Plan Year which
                           includes  the  first  anniversary  of the  Employee's
                           Employment Commencement Date.

         [ ]      (b)      The 12 consecutive  month period  beginning with each
                           anniversary of the Employee's Employment Commencement
                           Date.

2.03 BREAK IN SERVICE - PARTICIPATION. The Break in Service rule described -------------------------------- in Section 2.03(b) of the Plan:

         [X]      (a)      Does not apply to the Plan.

         [  ]     (b)      Applies to the Plan.

2.09     ELECTION NOT TO PARTICIPATE.  The Plan:
         ---------------------------

         [ ]      (a)      Does not permit eligible Employees or Participants to
                           elect not to participate.

         [X]      (b)      Permits eligible Employees  or Participants  to elect
                           not to participate in accordance with Section 2.09 of the Plan.

2.10     SERVICE  FOR  PREDECESSOR  EMPLOYER.  In  addition  to the  predecessor
         -----------------------------------
         service, the Plan must credit by reason of Section 2.10 of the Plan, the Plan credits Service with the following predecessor employer(s):

         Predecessor Employer:    Period  for  which  Service  Credited  (INSERT
         --------------------     -------------------------------------
                                         EITHER:  ACTUAL DATES, "PERIOD PLAN WAS
                                         MAINTAINED," OR "PERIOD OF EMPLOYMENT")

         -------------------------       ---------------------------------------

         -------------------------       ---------------------------------------

         -------------------------       ---------------------------------------

         -------------------------       ---------------------------------------

         -------------------------       ---------------------------------------

         Service with the designated predecessor employer(s) applies:

         [ ]      (a)      For purposes of participation under Article III.

         [ ]      (b)      For purposes of vesting under Article VI.

                                   ARTICLE III
                            PARTICIPANT CONTRIBUTIONS

3.01     PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS.  The Plan:
         ---------------------------------------

         [ ]      (a)      Does     not     permit    voluntary    nondeductible
                           contributions.

         [ ]      (b)      (FOR RESTATED PLANS ONLY)  Does  not permit voluntary
                           nondeductible contributions, but maintains accounts for such contributions made prior to January 1, 1987.

         [ ]      (c)      (FOR  RESTATED PLANS ONLY) Does not permit  voluntary
                           nondeductible contributions, but maintains accounts for such contributions made prior to _______________, 19___ (INSERT DATE).

         [X]      (d)      Permits voluntary nondeductible contributions. [NOTE:
                           Voluntary nondeductible contributions are subject to strict nondiscrimination requirements.]

         [ ]      (e)      (SPECIFY)____________________________________________

                           _____________________________________________________

                           _____________________________________________________


3.02     PARTICIPANT MANDATORY  CONTRIBUTIONS.   In  order  to  be  eligible  to
         ------------------------------------
         share in Employer Matching Contributions, each Participant is required to contribute:

         [X]      (a)      N/A.  No mandatory contributions required.

         [ ]      (b)      ________% of his Compensation.

         [ ]      (c)      From ___________% to __________% of his Compensation.

WITHDRAWAL RESTRICTIONS OF MANDATORY CONTRIBUTIONS.  Mandatory contributions:

         [ ]      (a)      May  not  be  withdrawn by a Participant prior to his
                           termination of employment.

         [ ]      (b)      May  be  withdrawn  only  if  Mandatory Contributions
                           are suspended and further restrictions are imposed as though the Mandatory Contributions were Elective
                           Contributions and the Participant received a hardship distribution subject to the safe-harbor provisions of Plan Section 7.03.

3.03     QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS (FOR RESTATED PLANS ONLY).
         ------------------------------------------
         The Plan:

         [X]      (a)      Never   permitted   Qualified   Voluntary    Employee
                           Contributions.

         [ ]      (b)      Permitted  Qualified Voluntary Employee Contributions
                           prior to January 1, 1987.

3.04     ROLLOVER CONTRIBUTIONS.  The Plan:
         ----------------------

         [ ]      (a)      Does not permit rollovers.

         [X]      (b)      Permits rollovers:

                  [ ]      (1)      By Participants only.

                  [X]      (2)      By Employees and Participants

3.05     TRUSTEE-TO-TRUSTEE TRANSFERS TO THE PLAN.  The Plan:
         ----------------------------------------

         [ ]      (a)      Does not accept trustee-to-trustee transfers.

         [X]      (b)      Accepts trustee-to-trustee transfers:

                  [X]      (1)      only  from  a  plan  which is not  otherwise
                                    subject to the survivor annuity requirements of the Code.

                  [ ]      (2)      from any plan.

                                   ARTICLE IV
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

4.02     CODE SECTION 401(k) ARRANGEMENT.  The  Code section  401(k) arrangement
         -------------------------------   shall be:

         [X]      (a)      Salary Reduction Arrangement. Each Employee may elect
                           to have his compensation reduced by:

                  [ ]      (1)      ________%

                  [ ]      (2)      up to __________%

                  [X]      (3)      from     1     % to    15     %
                                         ----------     ----------

                  [ ]      (4)      up  to  the maximum percentage allowable not
                                    to exceed the limits of Code section 401(k), 404 and 415.

         [ ]      (b)      Cash or Deferred Arrangement.  Each  Participant  may
                           elect to receive in cash,  up to _____% of Employer's
                           allocable  contribution.  (IF   THIS   OPTION  (B) IS
                           SELECTED, PLEASE SKIP TO SECTION 4.04.)

SALARY REDUCTION ELECTIONS. (COMPLETE ONLY IF OPTION (A) ABOVE SELECTED). Each Participant's Salary Reduction Election shall be effective as of his Entry Date. Thereafter, modifications may be made:

         [ ]      (a)      As of the first day of each Plan Year.

         [ ]      (b)      Semi-annually.  The  first  day of the Plan  Year and
                           the first day of the seventh  month of the Plan Year.

         [ ]      (c)      Quarterly, based on the Plan Year.

         [ ]      (d)      As of any pay period.

         [X]      (e)     (SPECIFY)  As  of  the  beginning  of  any  month.  In
                           addition to regular Salary Reduction Agreement made pursuant to ss. 4.02, each Participant may make special election to defer up to 100% of bonus or incentive pay designated by the Employer as being eligible for this special election. Such special election must be made by August 1 of each year.

NOTE: All elections to modify a Salary Reduction Election must be made prior to the first day of the pay period for which such modification shall be effective.

BONUSES PAID. Shall cash bonuses paid within 2 1/2 months after the end of the Plan Year be subject to a Participant's Salary Reduction Election for the prior Plan Year?

         [X]      (a)      No

         [ ]      (b)      Yes,  subject  to the election of the Employee in his
                           salary reduction agreement

4.03 MATCHING CONTRIBUTIONS. Subject to the maximum contribution indicated below, and further subject to any limitations set forth in Section 4.06, the Employer shall make Matching Contributions to the Plan in accordance with the following formula (OPTION (B) MAY BE SELECTED IN ADDITION TO OPTION (C) OR (D)):

         [ ]      (a)      N/A.  No matching contributions shall be made.

         [ ]      (b)      Matching Contributions shall be an amount equal to
                           _____%  of the  Participant's Mandatory Nondeductible
                           Contribution.

         [X]      (c)      Matching    Contributions    in    a    discretionary
                           percentage, to be determined by the Employer, of the Participant's Salary Reduction Contribution.

         [ ]      (d)      Matching  Contributions  shall be an amount equal  to
                           _____%  of   the   Participant's   Salary   Reduction
                           Contribution.

         [ ]      (e)      Matching  Contributions shall  be  an amount equal to
                           the   percentage  determined   under   the  following
                           schedule:

                              Participant's Total           Matching Percentage
                               Years of Service

                                    _____                           _____
                                    _____                           _____
                                    _____                           _____

         [ ]      (f)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________

MAXIMUM PERMITTED MATCHING CONTRIBUTION. The amount of the Employer's Matching Contribution shall be limited to:

         [X]      (a)      Only salary reductions up to    6% of a Participant's
                           Compensation will be matched.  ---

         [ ]      (b)      $______________

         [ ]      (c)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________

ALLOCATION OF MATCHING CONTRIBUTIONS.  Subject to satisfaction of the allocation
requirements,   Matching Contributions shall be made on behalf of:

         [X]      (a)      All Participants

         [ ]      (b)      Only nonhighly compensated Participants

ALLOCATION REQUIREMENTS FOR MATCHING CONTRIBUTIONS. To receive an allocation of Employer Matching Contributions for the Plan Year, an eligible Participant who made Deferral Contributions under the Plan must satisfy the conditions described in the following elections:

         [X]      (a)      No    conditions   other   than     making   Deferral
                           Contributions.

         [ ]      (b)      SAFE HARBOR.  If  the  Participant is employed by the
                           Employer  on  the  last  day  of  the  Plan  Year  or
                           completes  at least 501 Hours of  Service  during the
                           Plan  Year  prior  to   termination   of  employment.

                           Provided, however, Participant will receive an allocation of the Employer's Matching Contribution regardless of Hours of Service and employment status on the last day of the Plan Year if such Participant terminates employment during the Plan Year on account of:

                  [ ]      (1)      N/A, no exceptions.

                  [ ]      (2)      Death.

                  [ ]      (3)      Disability.

                  [ ]      (4)      Completion  of Early Retirement requirements
                                    in the  current or a prior Plan Year.

                  [ ]      (5)      Attainment of Normal Retirement  Age  in the
                                    current or a prior Plan Year.

         [ ]      (c)      HOURS OF  SERVICE  CONDITION.  The  Participant  must
                           complete the following minimum number of Hours of Service for the Plan Year:

                  [ ]      (1)      1,000 Hours of Service.

                  [ ]      (2)      (SPECIFY, BUT MAY NOT EXCEED 1,000) _______.

                  [ ]      (3)      No   Hour  of  Service  requirement  if  the
                                    Participant terminates employment during the
                                    Plan Year on account of (MAY ONLY BE ELECTED
                                    IN ADDITION TO (1) OR (2) ABOVE):

                           [ ]      (i)     N/A, no exceptions.

                           [ ]      (ii)    Death.

                           [ ]      (iii)   Disability.

                           [ ]      (iv)    Completion    of   Early  Retirement
                                            requirements  in  the  current or  a
                                            prior Plan Year.

                           [ ]      (v)     Attainment of Normal Retirement  Age
                                            in  the  current  Plan  Year or in a
                                            prior Plan Year.

         [ ]     (d)       EMPLOYMENT  CONDITION.   The   Participant   must  be
                           employed by the  Employer on the last day of the Plan
                           Year, regardless of whether he satisfies any Hours of
                           Service   condition   under  Option  (c).   Provided,
                           however, the employment condition shall not apply if the Participant terminates employment on account of:

                  [ ]      (1)      N/A, no exceptions.

                  [ ]      (2)      Death.

                  [ ]      (3)      Disability.

                  [ ]      (4)      Completion of Early Retirement  requirements
                                    in the  current or a prior Plan Year.

                  [ ]      (5)      Attainment  of  Normal Retirement Age in the
                                    current or a prior Plan Year.

         [ ]      (e)      (SPECIFY OTHER CONDITIONS, IF APPLICABLE):___________

                           _____________________________________________________
                           _____________________________________________________


ALLOCATION DATES FOR MATCHING CONTRIBUTIONS. Subject to satisfaction of the allocation requirements, Matching Contributions shall be made on behalf of Participants as of:

         [X]      (a)      The last day of the Plan Year

         [ ]      (b)      The last day of each quarter of the Plan Year

         [ ]      (c)      Semi-annually, as of the last day of  the sixth month
                           of the Plan Year

         [ ]      (d)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________


TREATMENT OF MATCHING CONTRIBUTIONS. All Matching Contributions under the Plan shall be allocated by the Plan Administrator to the Participant's:

         [ ]      (a)      Qualified Matching Contribution Account. The Matching
                           Contribution will be used to satisfy the deferral percentage test of Plan Section 4.12.

         [X]      (b)      Regular Matching Contribution Account.  The  Matching
                           Contribution   will   be  tested  pursuant  to   Plan
                           Section 4.18.

VESTING OF MATCHING CONTRIBUTIONS.  Matching Contributions:

         [X]      (a)      Are  100%  vested  and  nonforfeitable  at  all times
                           (MUST  BE  SELECTED  IF  MATCHING  CONTRIBUTIONS  ARE
                           ALLOCATED  TO  THE  QUALIFIED  MATCHING  CONTRIBUTION
                           ACCOUNT).

         [ ]      (b)      Shall  vest in  accordance with the vesting  schedule
                           elected in  Adoption  Agreement Section 5.05.

4.04     DISCRETIONARY NONELECTIVE CONTRIBUTIONS.    Discretionary   Nonelective
         ---------------------------------------     Contributions:

         [ ]      (a)      Shall not be made.

         [X]      (b)      Are made out of the Employer's current or accumulated
                           Net Profit.

         [ ]      (c)      Are   not   limited  to  the  Employer's  current  or
                           accumulated Net Profit.

ALLOCATION OF DISCRETIONARY NONELECTIVE CONTRIBUTION. Subject to any restoration allocation required under Sections 5.08 and 5.09 or 10.15, to the top-heavy minimum allocation provisions of Section 18.04(a), and to any limitations set forth in Section 4.06, the Plan Administrator will allocate and credit each annual Employer contribution to the Account of each Participant who is entitled to receive an allocation, in accordance with the allocation method selected under this Section 4.04 (CHOOSE AN ALLOCATION METHOD UNDER (A), (B), (C), (D) OR
(E); (F) IS MANDATORY IF THE EMPLOYER ELECTS (C), (D) OR (E)).

         [ ]      (a)      NONINTEGRATED ALLOCATION  FORMULA.  In the ratio that
                           each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants entitled to receive an allocation for the Plan Year.

         [ ]      (b)      POINT  SYSTEM.  In the ratio that each  Participant's
                           Points for the Plan Year bears to the total Points of all Participants entitled to receive an allocation for the Plan Year. (CHOOSE (1) AND/OR (2))

                  [ ]      (1)      ______ Points for each Plan Year of Service.

                  [ ]      (2)      ______ Points  for  each $____________    of
                                    Compensation.

         [X]      (c)      TWO-TIERED  INTEGRATED ALLOCATION FORMULA  -  MAXIMUM
                           DISPARITY.    First,   in   the   ratio   that   each
                           Participant's  Compensation plus Excess  Compensation
                           (ELECTED IN (F) BELOW) for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants entitled to receive an allocation for the Plan Year, not to exceed the maximum disparity rate, subject to the provisions of Section 18.04 of the Plan.

                           Second, any remaining amount in the ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants entitled to receive an allocation for the Plan Year.

         [ ]      (d)      THREE-TIERED INTEGRATED ALLOCATION FORMULA. First, in
                           the ratio  that  each  Participant's Compensation for
                           the Plan Year bears to the  total Compensation of all
                           Participants  entitled to receive  an  allocation for
                           the   Plan  Year,  but   not  exceeding  3%  of  each
                           Participant's Compensation.

                           Second, in the ratio that each Participant's Excess Compensation (ELECTED IN (F) below) for the Plan Year bears to the total Excess Compensation of all Participants entitled to receive an allocation for the Plan Year, not to exceed the maximum disparity rate, subject to the provisions of Section 18.04 of the Plan.

                           Finally, any remaining amount in the ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants entitled to receive an allocation for the Plan Year.

         [ ]      (e)      FOUR-TIERED INTEGRATED ALLOCATION  FORMULA. First, in
                           the  ratio   that   each   Participant's Compensation
                           for the Plan Year bears to the total Compensation of all Participants entitled to receive an allocation for the Plan Year, but not exceeding 3% of each Participant's Compensation.

                           Second, in the ratio that each Participant's Excess Compensation (ELECTED IN (F) below) for the Plan Year bears to the total Excess Compensation of all Participants entitled to receive an allocation for the Plan Year, but not exceeding 3% of each Participant's Excess Compensation.

                           Third, in the ratio that each Participant's Compensation plus Excess Compensation for the Plan
                           Year bears to the total Compensation plus Excess Compensation of all Participants entitled to receive an allocation for the Plan Year, not to exceed the maximum disparity rate, subject to the provisions of
                           Section 18.04 of the Plan.

                           Fourth, any remaining amount in the ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants entitled to receive an allocation for the Plan Year.

         [ ]      (f)      EXCESS   COMPENSATION/INTEGRATION    LEVEL.   "Excess
                           Compensation" means Compensation in excess of the following Integration Level: (CHOOSE (1) OR (2))

                  [ ]      (1)      100%  of the taxable  wage base in effect on
                                    the   first  day   of   the  Plan  Year,  as
                                    determined  under  Section 230 of the Social
                                    Security Act

                  [ ]      (2)      The greater of $10,000 or 20% of the taxable
                                    wage base.

                  [X]      (3)        50  % (NOT TO EXCEED 100%)  of the taxable
                                    ------  wage base (SEE NOTE BELOW)

                  [ ]      (4)      $_________ [NOTE:  Not exceeding the taxable
                                    wage base for the Plan Year in which this Adoption Agreement first is effective.] (SEE
                                    NOTE BELOW)

         NOTE:    The  excess  percentage in Option (f) above may not exceed the
         LESSER of the following limits and shall be adjusted each year as appropriate:

                  A.       The base contribution percentage.
                  B. 4.3% if Option (3) or (4) above is more than 20% and less than or equal to 80% of the taxable wage base.
                  C. 5.4% if Option (3) or (4) above is less than 100% and more than 80% of the taxable wage base.

ADDITIONAL ALLOCATION REQUIREMENTS FOR DISCRETIONARY NONELECTIVE CONTRIBUTIONS. Subject to the suspension of contribution requirements of Section 4.06(d) of the Plan, to receive an allocation of Employer Discretionary Nonelective Contributions and Participant forfeitures, if applicable, for the Plan Year, a Participant must satisfy the conditions described in the following elections:

         [X]      (a)      SAFE HARBOR RULE.  If  the  Participant  is  employed
                           by the  Employer  on the last day of the Plan Year or
                           completes  at least 501 Hours of  Service  during the
                           Plan  Year  prior  to   termination   of  employment.
                           Provided,   however,   Participant  will  receive  an
                           allocation    of   the    Employer's    Discretionary
                           Nonelective   Contribution  regardless  of  Hours  of
                           Service and employment status on the last day of the Plan Year if such Participant terminates employment during the Plan Year on account of:

                  [ ]      (1)      N/A, no exceptions.

                  [X]      (2)      Death.

                  [X]      (3)      Disability.

                  [X]      (4)      Completion  of Early Retirement requirements
                                    in the current or a prior Plan Year.

                  [X]      (5)      Attainment of  Normal  Retirement Age in the
                                    current or a prior Plan Year.

         [ ]      (b)      HOURS OF  SERVICE  CONDITION.  The  Participant  must
                           complete the following minimum number of Hours of Service for the Plan Year:

                  [ ]      (1)      1,000 Hours of Service.

                  [ ]      (2)      (SPECIFY, BUT MAY NOT EXCEED 1,000)________.

                  [ ]      (3)      No  Hour  of  Service  requirement  if   the
                                    Participant terminates employment during the
                                    Plan Year on account of (MAY ONLY BE ELECTED
                                    IN ADDITION TO (1) OR (2) ABOVE):

                           [ ]      (i)    N/A, no exceptions.

                           [ ]      (ii)   Death.

                           [ ]      (iii)  Disability.

                           [ ]      (iv)   Completion   of    Early   Retirement
                                           requirements  in  the  current  or  a
                                           prior Plan Year.

                           [ ]      (v)    Attainment of  Normal  Retirement Age
                                           in  the  current  Plan  Year or  in a
                                           prior Plan Year.

         [ ]      (c)      EMPLOYMENT  CONDITION.   The  Participant   must   be
                           employed by the  Employer on the last day of the Plan
                           Year, regardless of whether he satisfies any Hours of
                           Service   condition   under  Option  (b).   Provided,
                           however, the employment condition shall not apply if the Participant terminates employment because of:

                  [ ]      (1)      N/A, no exceptions.

                  [ ]      (2)      Death.

                  [ ]      (3)      Disability.

                  [ ]      (4)      Completion of Early  Retirement requirements
                                    in the  current or a prior Plan Year.

                  [ ]      (5)      Attainment  of  Normal Retirement Age in the
                                    current or a prior Plan Year.

         [X]      (d)      (SPECIFY OTHER CONDITIONS, IF APPLICABLE):
                           Discretionary   Nonelective   Contributions  may   be
                           -----------------------------------------------------
                           allocated     to     specified      nondiscriminatory
                           -----------------------------------------------------
                           classifications of employees.  Special  Discretionary
                           -----------------------------------------------------
                           Nonelective  Contributions  of $20 per week  shall be
                           -----------------------------------------------------
                           made on  behalf of eligible  Participants who decline
                           -----------------------------------------------------
                           coverage  under the Flexible  Benefits Plan.  Special
                           -----------------------------------------------------
                           Discretionary  Nonelective Contributions of up to $25
                           -----------------------------------------------------
                           per  week  shall  be  made  on   behalf  of  eligible
                           -----------------------------------------------------
                           Participants   who  are  route  sales  persons,  shop
                           -----------------------------------------------------
                           managers,  assistant  shop  managers,  or  key  staff
                           -----------------------------------------------------
                           employees,  to  the  extent  that  such  Participants
                           -----------------------------------------------------
                           decline full  coverage  under  the  Flexible Benefits
                           -----------------------------------------------------
                           Plan.
                           ----

4.05     QUALIFIED NONELECTIVE CONTRIBUTIONS.
         -----------------------------------

         [ ]      (a)      N/A, no Qualified Non-Elective Contributions shall be
                           made to the Plan.

         [ ]      (b)      The  Employer  shall  make  a  Qualified Non-Elective
                           Contribution  equal   to ___________%   of  the total
                           Compensation of all Participants eligible to share in the allocations.

         [X]      (c)      The  Employer  may  make  a  Qualified   Non-Elective
                           Contribution in an amount to be determined by the Employer in its discretion.

ALLOCATIONS TO TERMINATED PARTICIPANTS. Any Participant who terminated employment during the Plan Year for any reason other than death, Total and Permanent Disability or retirement (either on account of satisfaction of the Early Retirement requirements or attainment of Normal Retirement age) shall be entitled to an allocation of the Employer's Qualified Non-Elective Contribution, subject to the following elections:

         [ ]      (a)      N/A, Plan does not provide for such contributions.

         [ ]      (b)      Terminated  Participants who  completed more than 500
                           Hours of Service.

         [ ]      (c)      Terminated  Participants  who  completed  a  Year  of
                           Service.

         [ ]      (d)      Terminated  Participants  shall  not  share  in  such
                           allocations, regardless of Hours of Service.

NOTE: If (c) or (d) is selected, the Plan could violate minimum participation and coverage requirements under Code Sections 401(a)(26) and 410.

4.06     ACCRUAL OF BENEFIT.

COMPENSATION TAKEN INTO ACCOUNT. For the initial Plan Year in which the Employee becomes a Participant, the Participant's compensation for purposes of the Employer's Nonelective Contributions will be based on:

         [X]      (a)      The entire Plan Year.

         [ ]      (b)      The  period from such Participant's Entry Date to the
                           end of the Plan Year.

ALLOCATION OFFSET (OPTIONAL). The Plan Administrator will reduce a Participant's
allocation   otherwise  made  under  this  Section  4.06  by  the  Participant's allocation under the following qualified plan(s) maintained by the Employer:

TOP-HEAVY MINIMUM ALLOCATION - METHOD OF COMPLIANCE. If a Participant's allocation under this Section 4.06 is less than the top-heavy minimum allocation to which he is entitled under Section 18.04(a):

         [X]      (a)      The  Employer  will  make  any  necessary  additional
                           contribution  to  the   Participant's   Account,   as
                           described in Sections 18.04(e) of the Plan.

         [ ]      (b)      The  Employer  will  satisfy  the  top-heavy  minimum
                           allocation  under  the  following plan(s): __________
                           _____________________________________________________

SUSPENSION OF CONTRIBUTIONS TO SATISFY COVERAGE OR PARTICIPATION REQUIREMENTS. The suspension of contribution requirements of Section 4.06(d) of the Plan:

         [ ]      (a)      Applies to the Plan.

         [X]      (b)      Does not apply to the Plan.

         [ ]      (c)      Applies in modified form to the Plan, as described in
                           an  addendum  to  this  Adoption  Agreement, numbered
                           Section 4.06(d).

4.09 FORFEITURE ALLOCATION. All Participant forfeitures shall be subject to ---------------------- any restoration required under Sections 5.08,
         5.09 or 10.15.

FORFEITURES OF DISCRETIONARY NONELECTIVE CONTRIBUTIONS. The Plan Administrator will apply Participant forfeitures from Discretionary Nonelective Contributions ((A) OR (B) MUST BE ELECTED):

         [ ]      (a)      N/A,  Discretionary Nonelective  Contributions always
                           100% vested.

         [X]      (b)      As   a  Discretionary  Nonelective  Contribution  for
                           the Plan Year in which the forfeiture  occurs,  as if
                           the   Participant   forfeiture   were  an  additional
                           Discretionary  Nonelective Contribution for that Plan
                           Year.

         [ ]      (c)      To reduce the Discretionary Nonelective  Contribution
                           for the Plan Year in which the forfeiture occurs, and if necessary, in the succeeding Plan Year.

         [ ]      (d)      First to reduce the Plan's  ordinary   and  necessary
                           administrative expenses for the Plan Year, with the balance to be allocated pursuant to Option (b) or Option (c), whichever was elected.

         [X]      (e)      (SPECIFY)  Allocated  only  among  Participants  with
                                      ------------------------------------------
                           Profit-Sharing Accounts.
                           -----------------------

FORFEITURES  OF  MATCHING  CONTRIBUTIONS.  The  Plan  Administrator  will  apply
Participant forfeitures of Matching Contributions, including forfeited excess aggregate contributions pursuant to Plan Section 4.21 (OPTION (A), (B), (C) OR
(D) MUST BE ELECTED, (E) MAY BE ELECTED IN ADDITION TO ANY OTHER OPTION):

         [X]      (a)      N/A.  Matching Contribution always 100% vested.

         [ ]      (b)      To reduce the Employer  Matching Contribution for the
                           Plan Year in which the forfeiture occurs, and if necessary, in the succeeding Plan Year.

         [ ]      (c)      Added to  the Employer's   Discretionary  Nonelective
                           Contribution    (or   treated   as   a  Discretionary
                           Nonelective  Contribution   if  none  is  made)   and
                           reallocated to all Participants eligible to share in the Employer's contribution, based on Compensation.

         [ ]      (d)      Added to  the Employer's   Discretionary  Nonelective
                           Contribution    (or   treated   as   a  Discretionary
                           Nonelective   Contribution  if  none  is   made)  and
                           reallocated    to    all    non-highly    compensated
                           Participants eligible to share in the Employer's contribution, based on Compensation.

         [ ]      (e)      First to reduce  the  Plan's  ordinary  and necessary
                           administrative expenses for the Plan Year, with the balance to be allocated pursuant to Option (b), (c) or (d), whichever was elected.

         [ ]      (f)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________

4.11 ALLOCABLE INCOME ATTRIBUTABLE TO EXCESS DEFERRALS. In lieu of the manner of determining allocable income with respect to Excess Deferrals, as set forth in Section 4.11 of the Plan, the Employer elects to use the following reasonable method of computing income (THE SELECTED METHOD MUST BE USED CONSISTENTLY FOR ALL CORRECTIVE DISTRIBUTIONS UNDER THE PLAN AND MUST BE THE MANNER USED BY THE PLAN IN ALLOCATING INCOME TO PARTICIPANT'S ACCOUNTS):

         [X]      (a)      N/A   The  Employer  elects  to  use  the  manner  of
                           determining  allocable income as set forth in Section
                           4.11 of the Plan.

         [  ]     (b)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________

GAP PERIOD INCOME ON EXCESS DEFERRALS. With respect to the "gap period," the Employer elects the following manner of allocating income on Excess Deferrals:

         [X]      (a)      No income will be allocated for the gap period.

         [ ]      (b)      Income  will  be  allocated for the gap period in the
                           manner provided in Section 4.11.

         [ ]      (c)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________

4.16     DISTRIBUTION  OF  EXCESS  CONTRIBUTIONS.  In  lieu  of  the  manner  of
         ---------------------------------------
         determining allocable income with respect to Excess Contributions, as set forth in Section 4.16 of the Plan, the Employer elects to use the following reasonable method of computing income (THE SELECTED METHOD

         MUST BE USED CONSISTENTLY FOR ALL CORRECTIVE DISTRIBUTIONS UNDER THE PLAN AND MUST BE THE MANNER USED BY THE PLAN IN ALLOCATING INCOME TO PARTICIPANT'S ACCOUNTS):

         [X]      (a)      N/A.  The  Employer  elects  to  use the   manner  of
                           determining allocable  income as set forth in Section
                           4.16 of the Plan.

         [ ]      (b)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________

GAP PERIOD INCOME ON EXCESS CONTRIBUTIONS. With respect to the "gap period," the
Employer   elects  the  following   manner  of   allocating   income  on  Excess
Contributions:

         [X]      (a)      No income will be allocated for the gap period.

         [ ]      (b)      Income  will  be  allocated for the gap period in the
                           manner provided in Section 4.11.

         [ ]      (c)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________

4.20     DISTRIBUTION OF EXCESS AGGREGATE  CONTRIBUTIONS.  In lieu of the manner
         -----------------------------------------------
         of determining allocable income with respect to Excess Aggregate Contributions, as set forth in Section 4.20 of the Plan, the Employer elects to use the following reasonable method of computing income (THE SELECTED METHOD MUST BE USED CONSISTENTLY FOR ALL CORRECTIVE DISTRIBUTIONS UNDER THE PLAN AND MUST BE THE MANNER USED BY THE PLAN IN ALLOCATING INCOME TO PARTICIPANT'S ACCOUNTS):

         [X]      (a)      N/A.  The  Employer  elects  to  use  the  manner  of
                           determining  allocable income as set forth in Section
                           4.20 of the Plan.

         [ ]      (b)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________

GAP PERIOD INCOME ON EXCESS AGGREGATE CONTRIBUTIONS. With respect to the "gap period," the Employer elects the following manner of allocating income on Excess
Contributions:

         [X]      (a)      No income will be allocated for the gap period.

         [ ]      (b)      Income  will  be  allocated for the gap period in the
                           manner provided in Section 4.11.

         [ ]      (c)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________

4.28     ELIMINATION  OF  EXCESS  AMOUNT.  If the  provisions  of  Plan  Section
         -------------------------------
           4.28  apply,  the  Excess  Amount attributed to this Plan equals:

         [ ]      (a)      The product of (i) the total Excess  Amount allocated
                           as of such date (including any amount which  the Plan
                           Administrator  would  have  allocated  but  for   the
                           limitations of Code ss. 415),  multiplied by (ii) the
                           ratio   of  (1)   the   amount   allocated   to   the
                           Participant as of such date under this Plan,  divided
                           by (2) the  total  amount  allocated  as of such date
                           under  all  qualified  defined   contribution   plans
                           (determined without regard to the limitations of Code
                           Section 415).

         [X]      (b)      The total Excess Amount.

         [ ]      (c)      None of the Excess Amount.

4.30     DEFINED BENEFIT PLAN LIMITATION.
         -------------------------------

APPLICATION OF LIMITATION. The limitation under Section 4.30 of the Plan:

         [X]      (a)      Does  not  apply   because   the  Employer  does  not
                           maintain and never has maintained a defined benefit plan covering any Participant in this Plan.

         [ ]      (b)      Applies  to  the  Plan.  To  the extent  necessary to
                           satisfy   the  limitation  under  Section  4.30,  the
                           Employer will reduce:

                  [ ]      (1)      The Participant's  projected  annual benefit
                                    under the defined  benefit plan, as provided
                                    pursuant  to   the   terms  of  the  defined
                                    benefit plan.

                  [ ]      (2)      Its  contribution  or  allocation  on behalf
                                    of    the  Participant    to    the  defined
                                    contribution plan and then, if necessary, the Participant's projected annual benefit under the defined benefit plan.

[NOTE: IF THE EMPLOYER  SELECTED OPTION (A) ABOVE, THE REMAINING OPTIONS IN THIS
SECTION 4.30 DO NOT APPLY TO THE EMPLOYER'S PLAN.  PLEASE SKIP TO ARTICLE V.]

COORDINATION WITH TOP-HEAVY MINIMUM ALLOCATION. The Plan Administrator will apply the top-heavy minimum allocation provisions of Section 18.04 of the Plan with the following modifications:

         [ ]      (a)      No modifications.

         [ ]      (b)      For Non-Key Employees  participating   only  in  this
                           Plan, the top-heavy minimum allocation is the minimum allocation described in Section 18.04 of the Plan determined by substituting ______% (NOT LESS THAN 4%)
                           for "3%," except:  (CHOOSE (1) OR (2))

                  [ ]      (1)      No exceptions.

                  [ ]      (2)      Plan  Years  in  which  the  Top-Heavy Ratio
                                    exceeds 90%.

         [ ]      (c)      For  Non-Key  Employees  also  participating  in  the
                           defined   benefit  plan,  the top-heavy  minimum  is:
                           (CHOOSE (1) OR (2))

                  [ ]      (1)      5%  of  Compensation  (AS  DETERMINED  UNDER
                                    SECTION 18.04 OF THE PLAN) irrespective of the contribution rate of any Key Employee, except: (CHOOSE (i) OR (ii))

                           [ ]      (i)     No exceptions.

                           [ ]      (ii)    Substituting  "7-1/2%"  for  "5%" if
                                            the Top-Heavy  Ratio does not exceed
                                            90%.

                  [ ]      (2)      0%. [NOTE:  The Employer may not select this
                                    Option (2) unless  the  defined benefit plan
                                    satisfies  the  top-heavy  minimum   benefit
                                    requirements of Code Section 416 for these Non-Key Employees.]

ACTUARIAL ASSUMPTIONS FOR TOP-HEAVY CALCULATION. To determine the Top-Heavy Ratio, the Plan Administrator will use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan: ___________.

________________________________________________________________________________

If the elections under this Section 4.30 are not appropriate to satisfy the limitations of Section 4.30 of the Plan, or the top-heavy requirements under Code ss. 416, the Employer must provide the appropriate provisions in an addendum to this Adoption Agreement.

                                    ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

5.03     DISABILITY.  The 100% vesting rule under Section 5.03 of the Plan:
         ----------

         [ ]      (a)      Does not apply to disability.

         [X]      (b)      Applies to disability.

5.04     DEATH.  The 100% vesting rule under Section 5.04 of the Plan:
         -----

         [ ]      (a)      Does not apply to death.

         [X]      (b)      Applies to death.

5.05     VESTING SCHEDULE.  The Employer elects the following vesting schedule:
         ----------------

         [ ]      (a)      IMMEDIATE VESTING.  100% Nonforfeitable at all times.
                           [NOTE: This option must be elected if the eligibility conditions under Adoption Agreement Section 2.01(c) require 2 Years of Service or more than 12 months of employment.]

         [X]      (b)      GRADUATED VESTING SCHEDULE.  *

                  [X]      (1)   0-2 years       0%   [ ]  (2)    0-1 year    0%
                                 3 years  20%              2 years           20%
                                 4 years  40%              3 years           40%
                                 5 years  60%              4 years           60%
                                 6 years  80%              5 years           80%
                                 7 years 100%              6 years          100%

         * DOES NOT APPLY TO  CONTRIBUTIONS  MADE  PURSUANT TO LAST  SENTENCE OF
         SECTION 4.04(D).

                  [ ]      (3)      1 year   20%  [ ] (4)  1 year            25%
                                    2 years  40%           2 years           50%
                                    3 years  60%           3 years           75%
                                    4 years  80%           4 years          100%
                                    5 years 100%

         [ ]      (c)      CLIFF VESTING SCHEDULE.

                  [ ]      (1)      0-4 years      0% [ ]   (2)   0-2 years   0%
                                    5 years 100%                  3 years 100%

         [ ]      (d)      OTHER.  (MUST BE NO LESS FAVORABLE THAN (b)(1) OR
                           (c)(1) ABOVE).

                           Years of Service          Percent Vested

                           ________________          ______________
                           ________________          ______________
                           ________________          ______________
                           ________________          ______________
                           ________________          ______________
                           ________________          ______________
                           ________________          ______________

FOR AMENDED AND RESTATED PLANS. If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:

         [ ]               Years of Service          Percent Vested

                           ________________          ______________
                           ________________          ______________
                           ________________          ______________
                           ________________          ______________
                           ________________          ______________
                           ________________          ______________
                           ________________          ______________
                           ________________          ______________
                           ________________          ______________
                           ________________          ______________

TOP-HEAVY VESTING. If this Plan becomes a Top-Heavy Plan, the following vesting schedule shall apply and shall be treated as a Plan amendment pursuant to this Plan.

         [ ]      (a)      Not applicable  (THE VESTING SCHEDULE  SELECTED ABOVE
                           SATISFIES THE TOP-HEAVY  VESTING REQUIREMENTS).

         [X]      (b)      0-1 year           0%
                           2 years           20%
                           3 years           40%
                           4 years           60%
                           5 years           80%
                           6 years          100%

         [  ]     (c)      0-2 years          0%
                           3 years          100%

         [  ]     (d)      Years of Service          Percent Vested

                           ________________          ______________
                           ________________          ______________
                           ________________          ______________
                           ________________          ______________
                           ________________          ______________
                           ________________          ______________
                           ________________          ______________
                           ________________          ______________

NOTE: The top-heavy provisions of this Section do not apply to the Account Balances of any Participant who does not perform an Hour of Service after the Plan first becomes Top-Heavy. Such Participant's Account Balance attributable to Employer contributions (and forfeitures, if applicable) will be determined without regard to this Section.

         [X]      (c)      The  Top-Heavy  Schedule  elected  under  Option  (b)
                           applies:

                  [ ]      (1)      For all Plan Years.

                  [X]      (2)      Only  in  a Plan Year  for which the Plan is
                                    top-heavy.

                  [ ]      (3)      In  the  Plan Year for which the Plan  first
                                    becomes top-heavy and then in all subsequent
                                    Plan Years. [NOTE: The Employer may not elect Option (h) or (i) unless it has completed a Non Top-Heavy Schedule.]

5.06  INCLUDED YEARS OF SERVICE - VESTING.
      -----------------------------------

YEARS OF SERVICE EXCLUDED. The Employer specifically excludes the following Years of Service:

         [X]      (a)      None  other  than as specified  in Section 5.06(a) of
                           the Plan.

         [ ]      (b)      Any Year of Service before the  Participant  attained
                           the age of _____ (MAY NOT EXCEED AGE 18).

         [ ]      (c)      Any Year of  Service  during the period the  Employer
                           did not maintain this Plan or a predecessor plan.

         [ ]      (d)      In the case of a Participant who is 0% vested in  his
                           Account  Balance   at  the time he  has  a  Break  in
                           Service, any Year of Service before a Break in Service if the number of consecutive Breaks in Service equals or exceeds the greater of 5 or the aggregate number of the Years of Service prior to the Break.

         [ ]      (e)      Any  Year of  Service  after  the  Participant incurs
                           5  consecutive  Breaks in Service shall not  be taken
                           into  account for purposes of determining  the vested
                           percentage  of  his  Account  Balance  derived   from
                           Employer contributions allocated prior to such Break in Service.

         [ ]     (f)       Any Year of Service  earned  prior  to  the effective
                           date of ERISA if the Plan would have disregarded that Year of Service on account of an Employee's
                           Separation from Service under a Plan provision in effect and adopted before January 1, 1974.

5.09     ZERO PERCENT VESTED PARTICIPANT.  The deemed cash-out rule described in
         -------------------------------
          Section 5.09 of the Plan:

         [ ]      (a)      Does not apply.

         [X]      (b)      Applies to determine the timing of forfeitures for 0%
                           vested Participants.

                                   ARTICLE VI
                     TIME AND METHOD OF PAYMENTS OF BENEFITS

NOTE: The Plan allows the Trustee an administratively reasonable period of time to make the actual distribution relating to a particular distribution date.

6.02   SEPARATION FROM SERVICE FOR REASON OTHER THAN EARLY OR NORMAL RETIREMENT,
       -------------------------------------------------------------------------
       DISABILITY OR DEATH
       --------------------

VESTED ACCOUNT BALANCE OF $3,500 OR LESS. Subject to the limitations of Section 6.02, the distribution date for distribution of a vested Account Balance of $3,500 or less upon a Participant's termination of employment is:

         [ ]      (a)      The Adjustment Date  coinciding  with  or immediately
                           following  the  Participant's termination of Service.

         [ ]      (b)      As soon  as  administratively possible  following the
                           Participant's termination of Service, valued as of the preceding Adjustment Date or Valuation Date, whichever is earlier. [NOTE: Participant may be entitled to subsequent distribution if entitled to allocation for the year of termination of Service.]

         [ ]      (c)      The Adjustment Date coinciding with or following the
                           date the Participant ____ incurs Break(s) in Service.

         [ ]      (d)      The Valuation  Date  coinciding  with or  immediately
                           following  the  Participant's termination of Service.

         [ ]      (e)      No cash  outs  for vested  Account Balances of $3,500
                           or less.  Account  Balance  will  be  distributed  in
                           accordance  with   the   provisions  below  for   the
                           distribution  of vested  Account  Balances  exceeding
                           $3,500.

         [X]      (f)      (SPECIFY)   As  soon  as   administratively  possible
                                    --------------------------------------------
                           following the later of a Participant's termination of
                           -----------------------------------------------------
                           Service or request for a  distribution,  valued as of
                           -----------------------------------------------------
                           the current Valuation Date.
                           ---------------------------

VESTED ACCOUNT BALANCE EXCEEDING $3,500. Subject to the limitations of Section 6.02, the distribution date for distribution of a vested Account Balance in excess of $3,500 upon a Participant's termination of employment is:

         [ ]      (a)      The Adjustment Date coinciding  with or following the
                           Participant's termination of Service.

         [ ]      (b)      As soon as  administratively  possible  following the
                           Participant's termination of Service, valued as of the preceding Adjustment Date or Valuation Date, whichever is earlier. [NOTE: Participant may be entitled to subsequent distribution if entitled to allocation for the year of termination of Service.]

         [ ]      (c)      The Adjustment Date coinciding with or following  the
                           date the Participant incurs ____ Break(s) in Service.

         [ ]      (d)      The Valuation Date  coinciding  with or following the
                           Participant's termination of service.

         [ ]      (e)      The Adjustment Date  coinciding with or following the
                           Participant's   satisfaction   of  Early   Retirement
                           requirements.

         [ ]      (f)      The Adjustment Date coinciding  with or following the
                           Participant's  attainment  of Normal Retirement Age.

         [X]       (g)     (SPECIFY)   As  soon  as   administratively  possible
                                    --------------------------------------------
                           following the Participant's request for distribution,
                           -----------------------------------------------------
                           valued as of the current Valuation Date.
                           ---------------------------------------

REVOCABILITY OF ELECTION. A Participant with an Account Balance in excess of $3,500 who elects to delay distribution until the earliest date on which a distribution is required:

         [ ]     (a)       has made an irrevocable election until such date

         [X]     (b)       may  revoke  such  election  at any time and elect to
                           receive a distribution as of any subsequent Valuation
                           Date or Adjustment Date in accordance with procedures adopted by the Plan Administrator.

6.03     EARLY OR NORMAL  RETIREMENT  AGE.  Upon a Participant's Early or Normal
         --------------------------------
         Retirement  Date,  his  Account Balance shall be distributed:

         [X]      (a)      As   of   the  Adjustment   Date  or  Valuation  Date
                           coinciding   with  or   immediately   following   the
                           Participant's termination of Service on account of Early or Normal Retirement.

         [ ]      (b)      As  soon   as  administratively   possible  following
                           the  Participant's  termination of Service on account
                           of  Early  or  Normal  Retirement,  valued  as of the
                           preceding   Adjustment   Date  or   Valuation   Date,
                           whichever is earlier. [NOTE: Participant may be entitled to subsequent distribution if entitled to allocation for the year of termination of Service on account of Early or Normal Retirement. A waiver should be obtained from the Participant with respect to potential adverse tax consequences.]

6.04     DISABILITY.  Upon disability, a Participant's Account Balance shall  be
         ----------
         distributed:

         [ ]      (a)      As  soon  as administratively  possible following the
                           Participant's termination of employment on account of disability, valued as of the preceding Adjustment
                           Date or Valuation Date, whichever is earlier.

         [ ]      (b)      As   of   the  Adjustment  Date  or   Valuation  Date
                           coinciding   with   or   immediately  following   the
                           Participant's termination of Service on account of disability.

         [X]      (c)      The  same  as  if  the  Participant   had  terminated
                           employment without disability.

         [ ]      (d)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________

6.05     DEATH.    Upon  death,  a  Participant's  Account  Balance  shall   be
         -----     distributed:

         [ ]      (a)      As  soon  as  administratively  possible  after   the
                           Participant's  death,  valued  as  of  the  preceding
                           Adjustment Date or Valuation Date, whichever is earlier.

         [ ]      (b)      As   of  the   Adjustment  Date   or  Valuation  Date
                           coinciding   with   or   immediately  following   the
                           Participant's death.

         [X]      (c)      (SPECIFY)     As  soon as  administratively  possible
                                    --------------------------------------------
                           following the Beneficiary's request for distribution,
                           -----------------------------------------------------
                           valued as of the current Valuation Date.
                           -----------------------------------------------------

6.06     METHOD OF PAYMENT OF ACCOUNT BALANCE.
         ------------------------------------

         [X]      (a)      If  this  option  is  selected,  the   provisions  of
                           Plan   Sections   6.06(a)   and   6.07(a),   allowing
                           non-annuity    forms    of    distribution,    govern
                           distribution   of   benefits  to   Participants   and
                           beneficiaries.

         [ ]      (b)      If  this   option  is  selected,   the  provisions of
                           Plan  Sections  6.06(b) and 6.07(b) which provide for
                           payment  in  the  form  of an  annuity  shall  govern
                           distribution   of   benefits  to   Participants   and
                           beneficiaries.

ONE-YEAR MARRIAGE REQUIREMENT. (CHOOSE ONE ONLY OF (a) OR (b) BELOW, IF SURVIVOR
                                           ----
ANNUITIES ARE ELECTED UNDER SECTION 6.06(b) ABOVE.)

         [ ]      (a)      A   qualified  joint   and  survivor  annuity  or   a
                           qualified preretirement survivor annuity, whichever is applicable, will be provided if the Participant was married on the date of death.

         [ ]      (b)      A  qualified  joint   and    survivor  annuity  or  a
                           qualified preretirement survivor annuity will be provided only if the Participant has been married for the one-year period ending on the earlier of the Participant's annuity starting date or date of death.

MODIFICATIONS TO DISTRIBUTION. The Plan Administrator will apply Section 6.06 of the Plan with the following modifications:

         [ ]      (a)      No modifications.

         [X]      (b)      An installment distribution: (CHOOSE (1), OR AT LEAST
                           ONE OF (2), (3) (4) (5) AND (6))

                  [X]      (1)      Is not available under the Plan.

                  [ ]      (2)      May not exceed the lesser of ______ years or
                                    the maximum period permitted  under  Section
                                    6.06.

                  [ ]      (3)      May be  made  as  follows  (IF  THE EMPLOYER
                                    SELECTS  MULTIPLE  OPTIONS,  THE PARTICIPANT
                                    MAY CHOOSE FROM THOSE SELECTED):

                           [ ]      (i)    Monthly
                           [ ]      (ii)   Quarterly
                           [ ]      (iii)  Semi-Annually
                           [ ]      (iv)   Annually
                           [ ]      (v)    As elected by the Participant.

                  [ ]      (4)      Periodic payment  must be in an amount equal
                                    to at least $____________.

                  [ ]      (5)      The Participant or Beneficiary  may elect to
                                    accelerate  the   payment of   all,  or  any
                                    portion of the unpaid nonforfeitable Account
                                    Balance   as   of  any  Adjustment  Date, or
                                    Valuation Date, if earlier, subject to the requirements of Sections 6.15 and 6.16 of the Plan.

                  [ ]      (6)      (SPECIFY)___________________________________
                                    ____________________________________________

                                    ____________________________________________

         [ ]      (c)      The   Plan   contains  Transfer  Accounts  which  are
                           the only Accounts subject to the survivor annuity requirements, as described in Section 15.07 of the Plan.

         [ ]      (d)      The  Plan   contains  Transfer  Accounts  which   are
                           the only Accounts not subject to the survivor annuity requirements, as described in Section 15.07 of the Plan.

NOTE: The Employer may specify additional annuity options in an addendum to this Adoption Agreement, numbered 6.06.

6.07     DISTRIBUTIONS UPON DEATH - PRIOR TO ANNUITY STARTING DATE.
         ----------------------------------------------------------

         [ ] If distributions are payable in the form of an annuity, the Qualified Preretirement Survivor Annuity shall be actuarially equivalent to % (NOT LESS THAN 50%) of the Participant's Nonforfeitable account balance as of the date of death.

6.14     ADVANCE PAYMENT OF BENEFITS.
         ---------------------------

         [X]      (a)      Are not permitted.

         [ ]      (b)      Shall be permitted.

                                   ARTICLE VII
                              WITHDRAWALS AND LOANS

7.01     EMPLOYEE  CONTRIBUTIONS  -  WITHDRAWAL/DISTRIBUTION.  Participants,  by
         ---------------------------------------------------
         making a prior election in the manner prescribed by the Plan Administrator, may withdraw all or any portion of their Participant Voluntary Nondeductible Contributions and earnings thereon under the Plan as follows:

         [ ]      (a)      As of any Adjustment Date.

         [ ]      (b)      As of any Valuation Date.

         [X]      (c)      At any time during the Plan Year.

         [ ]      (d)      (SPECIFY)____________________________________________
                           _____________________________________________________

7.02     HARDSHIP DISTRIBUTIONS.
         ----------------------

         [ ]      (a)      The Plan does not permit hardship distributions.

         [X]      (b)      The Plan permits hardship distributions to be made:

                  [X]      (1)      By Participants who are actively employed by
                                    the Employer.

                  [ ]      (2)      By  terminated  Participants   not currently
                                    eligible to receive a distribution under the Plan.

         [X]      (c)      Hardship  distributions  under  the  Plan  shall   be
                           made  (OPTION  (2) MAY BE  SELECTED  IN  ADDITION  TO
                           OPTION  (1)  ONLY  IF THE  PLAN  ADMINISTRATOR  SHALL
                           SEPARATELY   DETERMINE  HARDSHIP   DISTRIBUTIONS  FOR
                           DISCRETIONARY    NONELECTIVE   CONTRIBUTIONS   AND/OR
                           REGULAR MATCHING CONTRIBUTIONS):

                  [ ]      (1)      Pursuant  to  the  safe harbor provisions of
                                    Section 7.03 of the Plan.

                  [X] (2) As provided in the addendum to this Adoption Agreement, numbered Section 7.02 (APPLIES SOLELY TO DISCRETIONARY NONELECTIVE CONTRIBUTIONS AND/OR REGULAR MATCHING CONTRIBUTIONS).

ACCOUNTS SUBJECT TO HARDSHIP DISTRIBUTIONS. Hardship distributions shall be permitted from (OPTION (a) MAY BE SELECTED IN ADDITION TO OPTION (b) OR (c)):

         [ ]      (a)      The Participant's  Deferral  Contributions, excluding
                           Qualified   Matching   Contributions  and   Qualified
                           Nonelective Contributions.

         [ ]      (b)      The Participant's  Nonelective  Contributions,  which
                           include  Discretionary Nonelective Contributions  and
                           regular  Matching   Contributions,   provided    such
                           Participant   is  100%   vested  in  the   respective
                           accounts.

         [ ]      (c)      The vested portion  of the  Participant's Nonelective
                           Contributions,    which     include     Discretionary
                           Nonelective  Contributions  and/or  regular  Matching
                           Contributions.

         [X]      (d)      (SPECIFY) Deferral Contributions, plus earnings prior
                                    --------------------------------------------
                           to  12/31/88;  Matching  Contributions  Account as of
                           -----------------------------------------------------
                           12/31/88;   Voluntary   Nondeductible  Contributions,
                           -----------------------------------------------------
                           plus    earnings;    Rollover    Account;    Deferral
                           -----------------------------------------------------
                           Contributions since 1/01/89.
                           ----------------------------

DISTRIBUTION DATE.  Hardship Distributions shall be made as follows:

         [ ]      (a)      As    of   any   Adjustment  Date or  Valuation Date,
                           whichever is earlier.

         [X]      (b)      At any time during the Plan Year.

         [ ]      (c)      (SPECIFY)



7.04     IN-SERVICE  DISTRIBUTIONS.  Subject to the restrictions of Section 3.02
         -------------------------
         and Article VI, the following distribution options apply prior to a Participant's separation from Service.

NONELECTIVE CONTRIBUTIONS. In-service distributions of a Participant's regular Matching Contributions Account and Discretionary Nonelective Contributions Account shall be permitted upon:

NOTE:  If an  integrated  allocation  formula is selected in Adoption  Agreement
Section 4.06, distributions of discretionary Nonelective Contributions are not allowed prior to Separation from Service.

         [ ]      (a)      N/A.  Distribution  not permitted prior to Separation
                           from Service.

         [X]      (b)      Attainment  of   Specified  Age.   Until  retirement,
                           the Participant has a continuing election to receive all or any portion of his vested Account Balance after the attainment of:

                  [ ]      (1)      Satisfaction    of     Early      Retirement
                                    requirements.

                  [X]      (2)      Normal Retirement Age.

                  [ ]      (3)      ________ years of age

                  [ ]      (4)      ________ years   of    age,  provided    the
                                    Participant  is  100% vested in  his Account
                                    Balance.

         [ ]      (c)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________

ELECTIVE CONTRIBUTIONS. In-service distributions of a Participant's Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account shall be permitted upon:

         [ ]     (a)       N/A.  Distribution  shall  not  be permitted prior to
                           Separation from Service.

         [X]      (b)      Attainment of Specified  Age.  Until  retirement, the
                           Participant has a continuing election to receive all or any portion of his vested Account Balance after the attainment of:

                  [ ]      (1)      Satisfaction     of     Early     Retirement
                                    requirements  (PROVIDED EARLY RETIREMENT AGE
                                    IS NOT LESS THAN AGE 59-1/2).

                  [ ]      (2)      Normal   Retirement   Age  (PROVIDED  NORMAL
                                    RETIREMENT  AGE IS NOT LESS THAN AGE 59-1/2)

                  [X]      (3)      59 1/2 years  of  age (MUST  BE AT LEAST AGE
                                    -------
                                    59-1/2).

         [ ]      (c)      (SPECIFY)  In-service   distributions   of   Rollover
                                    --------------------------------------------
                           Account, Voluntary Nondeductible Account and Matching
                           -----------------------------------------------------
                           Contributions Account as of 12/31/88 are permitted.
                           -----------------------------------------------------

                           _____________________________________________________

DISTRIBUTION DATE.  In-service Distributions shall be made as follows:

         [ ]      (a)      As   of  any  Adjustment  Date  or  Valuation   Date,
                           whichever is earlier.

         [X]      (b)      At any time during the Plan Year.

         [ ]      (c)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________

7.05     PARTICIPANT LOANS.  Loans from a Participant's Account Balance:
         -----------------

         [ ]      (a)      Are not permitted.

         [X]      (b)      Are permitted:

                  [X]      (1)      By Participants who are actively employed by
                                    the Employer.

                  [ ]      (2)      By    terminated    Participants    with   a
                                    nonforfeitable  account  balance  under  the
                                    Plan.

                  [ ]      (3)      By  beneficiaries  of  deceased Participants
                                    entitled to receive benefits under the Plan.

                  [ ]      (4)      By Parties-in-Interest.

LOANS AS INVESTMENTS.  For investment purposes, loans:

         [X]      (a)      Are   treated  as  directed  investments  (REGARDLESS
                           OF ANY ELECTION UNDER THIS ADOPTION AGREEMENT SECTION
                           9.09).

         [ ]      (b)      Are treated as general investments of the Trust.

7.07     COLLATERAL FOR LOANS.  Collateral  in  addition  to a percentage of the
         --------------------
         Participant's  Account Balance under the Plan:

         [X]      (a)      Shall not be accepted.

         [ ]      (b)      Is permitted:

                  [ ]      (1)      Only in the form of a deed of trust.

                  [ ]      (2)      In  the  form  of  a  deed  of trust, or any
                                    other form which the Plan Administrator deems acceptable, pursuant to a uniform and nondiscriminatory policy.

                                  ARTICLE VIII
                       EMPLOYER ADMINISTRATIVE PROVISIONS

8.06     INVESTMENT  FUNDS.   Selected   investment  funds   under   which  each
         -----------------
         Participant shall direct the Plan Administrator as to the investment of his Account Balance:

         [ ]      (a)      Shall not be offered under the Plan.

         [X]      (b)      Shall   be   provided   pursuant  to  a  uniform  and
                           nondiscriminatory  policy  established  by  the  Plan
                           Administrator.

                                   ARTICLE IX
                      PARTICIPANT ADMINISTRATIVE PROVISIONS

9.09     PARTICIPANT DIRECTION OF INVESTMENT.  The Employer:
         -----------------------------------

         [ ]      (a)      Does not permit Participants to direct the investment
                           of their  respective  Accounts under the Plan.

         [ ]      (b)      Permits each Participant to direct the  investment of
                           all or any portion of t he vested portion of his Account.

         [ ]      (c)      Permits each Participant  to direct the investment of
                           all  or  any  portion  of  his  vested and non-vested
                           Account.

         [X]      (d)      (SPECIFY)    Permits  each  Participant to direct the
                                    --------------------------------------------
                           investment of the vested  portion of his Account only
                           -----------------------------------------------------
                           with respect to loans in accordance with Section 7.06
                           -----------------------------------------------------
                           of the Plan.
                           ------------

                                    ARTICLE X
                              PLAN ADMINISTRATOR -
                  DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS


10.08    ALLOCATION  AND  DISTRIBUTION  OF NET INCOME GAIN OR LOSS. The Employer
         ---------------------------------------------------------
         may elect to allocate Trust Fund earnings and losses on amounts contributed to the Plan after the previous Adjustment Date, or Valuation Date, in a manner other than the manner provided in Section 10.08, which uses the "beginning balance," as follows:

         [X]      (a)      No modification to Section 10.08.

         [ ]      (b)      by using a weighted average

         [ ]      (c)      by treating  one-half  of all such  contributions  as
                           being  a  part of   the  Participant's  nonsegregated
                           Account Balance as of the previous Adjustment Date.

         [ ]      (d)      (SPECIFY)____________________________________________
                           _____________________________________________________
                           _____________________________________________________

                                   ARTICLE XI
                            TRUSTEE POWERS AND DUTIES

11.07    INVESTMENT POWERS. Pursuant to Section 11.07 of the Plan, the aggregate
         ------------------
         investments  in  qualifying  Employer  securities   and  in  qualifying
         Employer real property:

         [ ]      (a)      May not exceed 10% of Plan assets.

         [X]      (b)      May not exceed 100 % of Plan assets.  (THE PERCENTAGE
                           MAY NOT EXCEED 100%.)
                                          ----

11.15    DISTRIBUTION OF CASH OR PROPERTY.  Distributions  of  a   Participant's
         --------------------------------
         Account Balance may be made in:

         [ ]      (a)      Cash  only (excluding insurance or annuity contracts,
                           if applicable).

         [X]      (b)      Cash or property  (right to receive  property applies
                           only to  distribution  of Company Stock).

                                  ARTICLE XIII
                        PROVISIONS RELATING TO INSURANCE

13.01    INVESTMENT IN INSURANCE.
         -----------------------

         [X]      (a)      Life Insurance may not be purchased.

         [ ]      (b)      Life insurance may be purchased.

VESTING OF INSURANCE CONTRACTS. The Participant's Account Balance attributable to insurance contracts purchased on his behalf under Article XI is:

         [ ]      (a)      Subject  to  the vesting schedule election under this
                           Adoption Agreement Section 5.05.

         [ ]      (b)      100% Nonforfeitable at all times.

                                   ARTICLE XVI
                             PARTICIPATING EMPLOYERS

16.05    PARTICIPATING  EMPLOYERS.  If  two or  more  Affiliated  Employers  (as
         ------------------------
         defined in Section 1.05 of the Plan) contribute to this Plan, all Employer contributions shall be allocated in accordance with the elections in Adoption Agreement Article IV:

         [X]      (a)      Without  regard  to  which contributing Participating
                           Employer employs the Participant.

         [ ]      (b)      Only  to   the  Participants  directly   employed  by
                           the contributing   Participating   Employer.   If  a
                           Participant receives  Compensation from more than one
                           contributing Employer during the Limitation Year, the
                           Plan  Administrator  will  determine the  allocations
                           under  this  Adoption   Agreement  Section  16.01  by
                           prorating  among  the  participating   Employers  the
                           Participant's  Compensation  and, if applicable,  the
                           Integration   Level  under  Option  (f)  of  Adoption
                           Agreement Section 4.04.

FORFEITURES. Any forfeiture by a Participant of a Participating Employer, which is subject to re-allocation during the Plan Year shall be allocated in accordance with the elections in Adoption Agreement Section 4.04, as follows:

         [X]      (a)      Without  regard to which  contributing  Participating
                           Employer employs such Participant.

         [ ]      (b)      Only   to   the   remaining    Participants  of  such
                           Participating Employer which employs the Participant.

                             EFFECTIVE DATE ADDENDUM
                              (RESTATED PLANS ONLY)

The Employer must complete this addendum only if the Restated Effective Date specified in Adoption Agreement Section 1.17 is different than the Restated Effective Date for at least one of the provisions listed in this addendum. In lieu of the Restated Effective Date in Adoption Agreement Section 1.17, the following special effective dates apply: (CHOOSE WHICHEVER ELECTIONS APPLY)

[ ]      (a)      COMPENSATION   DEFINITION.   The  Compensation  definition  of
                  Section 1.11 (other than the $200,000 limitation) is effective for Plan Years beginning after , 19 . [NOTE: May not be effective later than the first day of the first Plan Year beginning after the Employer executes this Adoption Agreement to restate the Plan for the Tax Reform Act of 1986, if applicable.]

[ ]      (b)      ELIGIBILITY CONDITIONS.  The eligibility conditions  specified in  Adoption  Agreement  Section  2.01  are effective for Plan
                  Years beginning after _________________, 19___. The prior eligibility requirements were _______________________________.

[ ]      (c)      SUSPENSION  OF  YEARS OF SERVICE.  The  suspension of Years of
                  Service rule elected under Adoption Agreement Section 2.03 is effective for Plan Years beginning after ____________________, 19___.

[ ]      (d)      CONTRIBUTION/ALLOCATION   FORMULA.  The  contribution  formula
                  elected under Adoption  Agreement (SELECT ONE OR MORE) Section
                  4.03___   Section 4.04___  Section 4.05  and  the  method   of
                  allocation  elected under  Adoption  Agreement  (SELECT ONE OR
                  MORE)  Section 4.03 Section 4.04 Section 4.05 is effective for
                  Plan Years beginning after ________________, 19___. The prior method of allocation was __________________________________ .

[ ]      (e)      ACCRUAL REQUIREMENTS. The accrual requirements of Section 4.06 are effective for Plan Years beginning after ________________, 19___.

[ ]      (f)      EMPLOYMENT CONDITION.  The employment condition of (SELECT ONE
                  OR MORE) ____ Section 4.04 ____ Section 4.05 ____ Section 4.06 is effective for Plan Years beginning after ___________, 19__.

[ ]      (g)      ELIMINATION OF NET PROFITS.  The requirement for the  Employer not to have net profits to contribute to this Plan is effective for Plan Years beginning after ____________, 19___.
                  [NOTE: The date specified may not be earlier than December 31, 1985.]

[ ]      (h)      VESTING SCHEDULE.  The vesting schedule elected under Adoption
                  Agreement Section 5.05 is effective for Plan Years beginning after _________________, 19___.

[ ]      (i)      (SPECIFY)_____________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________

For Plan Years prior to the special Effective Date, the terms of the Plan prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special Effective Date may not result in the delay of a Plan provision beyond the permissible Effective Date under any applicable law requirements.

                                 EXECUTION PAGE

          The Employer hereby executes this Adoption Agreement, and agrees to the provisions of the Plan and Trust. The Trustee accepts its position and agrees to all the obligations, responsibilities and duties imposed upon the Trustee under the Plan and Trust.

         IN WITNESS WHEREOF, the parties hereby execute this Agreement this 30 day of December, 1994.

                                 CORPORATE EMPLOYER:
                                 ------------------
[Corporate Seal]

                                 KRISPY KREME DOUGHNUT CORPORATION
                                 -----------------------------------------------
ATTEST:                                     (Name of Employer)


/s/ JOHN BARBER                  By: /s/ BARBARA L. THORNTON
---------------                      -------------------------------------------
    Secretary                        Vice President, Human Resources



                                 CORPORATE TRUSTEE:
                                 -----------------

[Corporate Seal]
                                 SOUTHERN NATIONAL BANK
                                 -----------------------------------------------
ATTEST:                                   (Name of Trustee)


/s/ JULIE J. CARTER              By /s/
-------------------                 --------------------------------------------
Assistant Secretary                       Vice President & Trust Officer




USE OF ADOPTION AGREEMENT. Failure to properly complete the elections in this Adoption Agreement may result in disqualification of the Employer's Plan.

RELIANCE ON ADVISORY LETTER. Petree Stockton, L.L.P. has obtained an Advisory Letter from the Internal Revenue Service on a Volume Submitter Specimen 401(k) Plan, and execution of this Adoption Agreement entitles the Employer to obtain its determination letter on such a basis. You may not rely on the Advisory Letter for qualification.

                             PARTICIPATION ADDENDUM
                    FOR PARTICIPATION BY AFFILIATED EMPLOYERS

The undersigned Employer, by executing this Participation Addendum, elects to become a Participating Employer in the Plan as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Volume Submitter 401(k) Plan as adopted by KRISPY KREME DOUGHNUT CORPORATION, the Signatory Employer to the Signature Page of the Adoption Agreement.

         1. The Effective Date of the undersigned Employer's participation in the designated Plan is: October 1, 1994

         2.       The undersigned Employer's adoption of this Plan constitutes:

                  [ ]      (a)      The  adoption  of   a   new   plan   by  the
                                    Participating Employer.

                  [X]      (b)      The  adoption    of    an    amendment   and
                                    restatement of a plan currently maintained by the Employer, identified as Krispy Kreme
                                    Doughnut Corporation Retirement Savings Plan and having an original effective date of January 1, 1984 .

Dated this 30 day of December, 1994.


                                             PARTICIPATING EMPLOYER:
                                             ----------------------

[Corporate Seal]
                                             KRISPY KREME DOUGHNUTS COMPANY
                                             -----------------------------------
ATTEST:                                              (Name of Employer)


/s/ MAURA A. HALKIATIS                       By /s/ RANDY CASSTEVENS
----------------------                          --------------------
      Secretary                                       President



Participating Employer's EIN: 56-1889750


ACCEPTANCE BY THE SIGNATORY EMPLOYER TO THE SIGNATURE PAGE OF THE ADOPTION AGREEMENT.

                                             SIGNATORY EMPLOYER:
                                             ------------------

[Corporate Seal]
                                             KRISPY KREME DOUGHNUT CORPORATION
                                             -----------------------------------
ATTEST:                                                 (Name of Employer)


/s/ JOHN BARBER                              By: /s/ BARBARA L. THORNTON
---------------------------                      -----------------------
    Secretary                                         President

            KRISPY KREME DOUGHNUT CORPORATION RETIREMENT SAVINGS PLAN

                 ADDENDUM TO SECTION 7.02 OF ADOPTION AGREEMENT



A hardship distribution may be made for one of the following reasons:

          1. Medical expenses incurred by the employee, his or her spouse, or dependents.

          2. To purchase a principal residence for the employee (excluding mortgage payments).

          3. To prevent eviction from, or foreclosure on the mortgage, the employee's principal residence.

          4.   Death of a participant, his or her spouse, or dependents.

          5.   Divorce of a participant.

          6. Illness, injury, disability, or layoff of a participant, or his or her spouse.

          7. Post-secondary educational expenses incurred on behalf of the employee, his or her spouse, or dependents.